AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2000

                                                       REGISTRATION NO. 33-87874
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ---------------
                                   FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

                        PRE-EFFECTIVE AMENDMENT NO.                          [ ]

                       POST-EFFECTIVE AMENDMENT NO. 8                        [X]

                                     AND/OR
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

                                AMENDMENT NO. 13

                                ---------------

                MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



                                320 PARK AVENUE
                           NEW YORK, NEW YORK 10022
        (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)
                                 (212) 224-1939
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                ---------------

                        DOLORES J. MORRISSEY, PRESIDENT
                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                   320 PARK AVENUE, NEW YORK, NEW YORK 10022
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                ---------------

                                   COPY TO:

                             STANLEY M. LENKOWICZ
          SENIOR VICE PRESIDENT, DEPUTY GENERAL COUNSEL AND SECRETARY
                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                                320 PARK AVENUE
                            NEW YORK, NEW YORK 10022

                                ---------------

 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

               IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:
                   [ ] immediately upon filing pursuant to paragraph (b).
                   [X] on May 1, 2000 pursuant to paragraph (b) of Rule 485.
                   [ ] 60 days after filing pursuant to paragraph (a)(1) of
                       Rule 485.
                   [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.
                   [ ] 75 days after filing pursuant to paragraph (a)(2)
                   [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

================================================================================

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                             CROSS-REFERENCE SHEET


  ITEMS IN
 PART A OF
 FORM N-1A  CAPTION IN FORM N-1A                      CAPTION OR LOCATION IN PROSPECTUS
----------------------------------------------------------------------------------------------------------
      1     Front and Back Cover Pages .............. Front and Back Covers
      2     Risk/Return Summary:
            Investments, Risks, and Performance ..... Summary of How Our Funds Invest
      3     Risk/Return Summary:
            Fee Table ............................... Summary of How Our Funds Invest - Annual Fees and
                                                      Expenses
      4     Investment Objectives, Principal
            Investment Strategies, and Related
            Risks ................................... Details about How Our Funds Invest and Related Risks
      5     Management's Discussion of Fund
            Performance ............................. Not Applicable (Included in Annual Report)
      6     Management, Organization, and
            Capital Structure ....................... Management of the Funds
      7     Shareholder Information ................. Information on Fund Shares
      8     Distribution Agreements ................. Not Applicable
      9     Financial Highlights Information ........ Financial Highlights

  ITEMS IN
 PART B OF                                             CAPTION OR LOCATION IN
 FORM N-1A  CAPTION IN FORM N-1A                       STATEMENT OF ADDITIONAL INFORMATION
-------------------------------------------------------------------------------------------------------------
  10        Cover Page and Table of Contents ......... Cover
  11        Fund History ............................. Investment Company's Form of Operations
  12        Description of the Fund and Its
            Investments and Risks .................... Investment Strategies and Related Risks; Fundamental
                                                       Investment Restrictions; Description of Corporate Bond
                                                       Ratings; Use of Standard & Poor's Indices
  13        Management of the Fund ................... Management of the Investment Company
  14        Control Persons and Principal Holders
            of Securities ............................ Investment Company's Form of Operations
  15        Investment Advisory and Other
            Services ................................. Investment Advisory Arrangements; Administrative
                                                       Arrangements; Independent
                                                       Auditors; Custodian
  16        Brokerage Allocation and Other
            Practices ................................ Portfolio Transactions and Brokerage
  17        Capital Stock and Other Securities ....... Investment Company's Form of Operations
  18        Purchase, Redemption, and Pricing of
            Shares ................................... Purchase, Redemption and Pricing of Shares
  19        Taxation of the Fund ..................... Taxation of the Investment Company
  20        Underwriters ............................. Distribution of Fund Services
  21        Calculation of Performance Data .......... Yield and Performance Information
  22        Financial Statements ..................... Financial Statements

  ITEMS IN
 PART C OF  CAPTION IN FORM N-1A AND IN PART C
 FORM N-1A      OF REGISTRATION STATEMENT
----------------------------------------------
  23        Exhibits
  24        Persons Controlled by or Under
            Common Control with the Fund
  25        Indemnification
  26        Business and Other Connections of
            the Investment Adviser
  27        Principal Underwriters
  28        Location of Accounts and Records
  29        Management Services
  30        Undertakings

Prospectus
and Application of
------------------
                 MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

                 EQUITY INDEX FUND

                 ALL AMERICA FUND

                 BOND FUND

                 MONEY MARKET FUND


                 May 1, 2000


                 ---------------------------------------------------------------

                                                       Distributed by:
                                                       MUTUAL OF AMERICA
Institutional                                          SECURITIES CORPORATION
Funds

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
320 Park Avenue, New York, New York 10022                         1-800-914-8716
--------------------------------------------------------------------------------

Mutual of America  Institutional Funds, Inc. is a mutual fund. It has these four
Funds:

      o Equity Index Fund
      o All America Fund
      o Bond Fund
      o Money Market Fund

Institutional investors, such as endowments, foundations and other not-for-profit organizations, corporations and municipalities and other public entities, may purchase shares of the Funds. An initial investment must be at least $25,000, and each subsequent investment must be at least $5,000.

There is no sales charge due upon the purchase or sale of Fund shares. An investor must send the payment price for shares purchased, and will receive redemption proceeds for shares sold, by wire transfer of Federal Funds.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------


Prospectus dated May 1, 2000

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                          Page
                                                                          ----
Summary of How Our Funds Invest .....................................      1
   Equity Index Fund ................................................      1
   All America Fund .................................................      1
   Bond Fund ........................................................      2
   Money Market Fund ................................................      2
   Average Annual Total Returns .....................................      4
   Annual Fees and Expenses .........................................      4
   Comparison With Prior Performance of Similar Funds ...............      5

Management of the Funds .............................................      7
The Adviser .........................................................      7
Subadvisers for a Portion of the All America Fund ...................      7
Portfolio Managers ..................................................      8


Details about How Our Funds Invest and Related Risks ................      9


   Investment Objectives and Strategies:
     Equity Index Fund ..............................................      9
     All America Fund ...............................................      9
     Bond Fund ......................................................     11
     Money Market Fund ..............................................     12
   Risks of Investing in a Stock Fund ...............................     12
   Risks of Investing in a Bond Fund ................................     13
   Specific Investments or Strategies, and Related Risks ............     14

Information on Fund Shares ..........................................     16
   Pricing of Funds' Shares .........................................     16
   Purchases of Fund Shares .........................................     16
   How to Purchase Shares of the Funds ..............................     17
   Redemptions of Fund Shares .......................................     17
   Exchanges of Fund Shares .........................................     18
   How to Place a Redemption or Exchange Order ......................     18
   Shareholder Reports and Confirmation Statements ..................     19
   Dividends, Capital Gains Distributions and Taxation of Funds .....     19
   Shareholder Taxation .............................................     20

Financial Highlights ................................................     21

You May Obtain More Information ..................................... Back cover

--  An Application is included with this Prospectus --

--------------------------------------------------------------------------------
SUMMARY OF HOW OUR FUNDS INVEST
--------------------------------------------------------------------------------

Each Fund of Mutual of America Institutional Funds, Inc. (the Investment Company) has its own investment objective and tries to achieve its objective with certain investment strategies. The Funds' different investment strategies will affect the returns of the Funds and the risks of investing in each Fund.

A Fund may not achieve its objective. An investment in any of the Funds could decline in value.

Equity Index Fund
--------------------------------------------------------------------------------

The Fund seeks investment results that correspond to the investment performance of the Standard & Poor's Composite Index of 500 Stocks (the S&P 500(R) Index). The Fund invests primarily in the 500 common stocks included in the S&P 500 Index.

    o Securities in the S&P 500 Index generally are issued by companies with large market capitalizations.

    o Securities are included in the Index based on industry weightings and the issuers' leading positions in those industries.

An investment in the Equity Index Fund is subject to market risk, which refers to changes in the value of security holdings (volatility of price) when conditions in the securities markets change or the economic environment changes. The securities in the Fund's portfolio also have credit (or financial) risk, which refers to the issuer's earning stability and overall financial soundness.

All America Fund
--------------------------------------------------------------------------------

The Fund attempts to outperform the S&P 500 Index, by investing in a diversified portfolio of primarily common stocks.

    o Approximately 60% of the Fund's assets are invested to replicate the S&P 500 Index by investing in the 500 common stocks included in the S&P 500 Index.


    o Approximately 40% of the Fund's assets are invested by the Adviser and two Subadvisers, with an objective of capital appreciation and, to a lesser extent, current income. The Adviser invests approximately 10% of the Fund's assets primarily in small capitalization value stocks and approximately 10% of the Fund's assets primarily in large capitalization value stocks; one Subadviser invests approximately 10% of the Fund's assets primarily in small capitalization growth stocks; and the other Subadviser invests approximately 10% of the Fund's assets primarily in mid- and large capitalization growth stocks.


An investment in the All America Fund is subject to market risk (changes in value when conditions in the securities market or economic environment change) and financial risk (relating to issuers' earning stability and financial soundness). Approximately 20% of the All America Fund's assets are invested in small capitalization growth and value stocks, many of which trade over-the-counter, and this portion of its portfolio will have more market and financial risk than the portion invested in mid and large capitalization stocks. Equity securities that trade over-the-counter may be more difficult to sell than equity securities that trade on a national securities exchange.

Bond Fund
--------------------------------------------------------------------------------

The Fund seeks current income, with preservation of shareholders' capital a secondary objective. The Fund's securities holdings will have an average maturity that varies according to the Adviser's view of current market conditions.

The Fund invests primarily in publicly-traded, investment grade debt securities.

    o The Fund invests in corporate, U.S. Government securities and U.S. Government agency securities, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

    o The Fund may invest a significant portion of its assets in a particular type of debt security, such as U.S. Government agency mortgage-backed securities, U.S. Treasury securities, zero coupon securities or securities rated BBB.

    o The Adviser evaluates individual securities and selects securities based on interest income to be generated and generally does not time purchases and sales based on interest rate predictions.


An investment in the Bond Fund is subject to market risk, which includes changes in the overall level of interest rates. Interest rate increases usually cause a decline in the value of debt securities held by the Fund. Generally, the market risk for the Bond Fund increases as the average maturity of its securities holdings lengthens. Lower rated investment grade debt securities may be subject to a greater market risk than higher rated debt securities, and below investment grade securities (rated below BBB) are subject to greater market risk than investment grade debt securites. Zero coupon securities may be subject to a greater market risk than securities that pay interest on a regular basis. Mortgage-backed securities or certificates are subject to prepayment risk (shortening the term to maturity) when interest rates fall and to extension risk (lengthening the term to maturity) when interest rates rise.

An investment in the Bond Fund also involves credit risk, which refers to the ability of the issuer of a security to pay principal and interest as it becomes due. Securities rated BBB or lower have more credit risk than higher-rated securities.


Money Market Fund
--------------------------------------------------------------------------------

The Fund seeks  current  income and  preservation  of  principal by investing in
money  market   instruments  that  meet  certain   requirements  for  liquidity,
investment quality and stability of capital.

    o The average maturity of the instruments the Fund holds will be short-term -- 90 days or less.

    o The Fund will purchase only securities that are rated in one of the two highest rating categories by at least two rating agencies, with most securities rated in the highest category.

    o The Fund will diversify its investments, limiting holdings in the securities of any one issuer (except the U.S. Government or its agencies) to 5% of assets.

The Money Market Fund pays dividends of income earned on a semi-annual basis, rather than declaring dividends daily to maintain a stable net asset value of $1.00.

    o The Fund's net asset value will generally rise during six months as the Fund earns income, before dividends are paid.

    o The Fund's net asset value will decline when the Fund declares dividends and pays income to shareholders at the end of June and December each year.

A shareholder's investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Money Market Fund has a small amount of market risk and financial risk, because the Fund holds high quality securities with short terms to maturity. The Fund has a high level of current income volatility, because its securities holdings are short term and it reinvests at current interest rates as its holdings mature.

Annual Total Returns
--------------------------------------------------------------------------------


The bar charts below show the annual return of each Fund for the life of the Fund. A chart indicates the risks of investing in a particular Fund by showing changes in the Fund's performance from year-to-year during the period, but a Fund's past performance does not necessarily indicate how it will perform in the future.


Next to each chart is the Fund's highest total return for any calendar quarter during the period covered by the chart, called the best quarter and the Fund's lowest total return for any calendar quarter during the period covered, called the worst quarter. These returns are an indication of the volatility of a Fund's total returns.

 [The following information was depicted as bar charts in the printed material]

      All America Fund:


         1997      1998       1999


0%        26%       21%        26%

The All America Fund began operations on May 1, 1996.

Best quater: 22.0% during fourth quarter 1998

Worst quarter: (13.1)% during third quarter 1998



      Bond Fund:


         1997      1998      1999


0%       8.9%      8.3%      -3.5%

The Bond Fund began operations on May 1, 1996.

Best quarter: 4.8% during third quarter 1998


Worst quarter: (1.2)% during first quarter 1999




      Money Market Fund:


         1998      1999


0%       5.3%      4.9%

The Money Market Fund began operations on May 1, 1997.


Best quarter: 1.4% during fourth quarter 1999

Worst quarter: 1.1% during first quarter 1999





      Equity Index Fund:

             1999


0%           9.0%


The Equity Index Fund began operations on May 3, 1999.

Best quarter: 13.9% during fourth quarter 1999

Worst quarter: (6.3)% during third quarter 1999

Average Annual Total Returns (for periods ended December 31, 1999)


--------------------------------------------------------------------------------


The table below shows the average annual total returns of each Fund for the past one year period and the return for the period of the Fund's operations. The table indicates the risks of investing in the Funds by comparing, for the same periods, each Fund's returns to those of a broad-based, unmanaged index, or to Treasury Bills for money market investments. A Fund's past performance does not necessarily indicate how it will perform in the future.




                                                                            Past        For Life
                              Fund/Comparative Index(es)                  One Year      of Fund*
-----------------------------------------------------------------------------------------------
         All America Fund .............................................    26.0%         22.8%*

           S&P 500 Index (1) ..........................................    21.0%         26.8%
-----------------------------------------------------------------------------------------------
         Equity Index Fund ............................................     N/A           9.0%

           S&P 500 Index (1) ..........................................    21.0%          9.0%
-----------------------------------------------------------------------------------------------
         Bond Fund ....................................................    (3.5)%         5.0%

           Lehman Brothers Gov't./Corp. Bond Index (2) ................    (2.2)%         6.2%
-----------------------------------------------------------------------------------------------
         Money Market Fund ............................................     4.9%          5.1%

           90-day Treasury Bill Rate ..................................     4.7%          5.0%

           7-day current yield for period ended 12/28/99 was 5.63%
           7-day effective yield (reflecting the compounding of interest)
             for period ended 12/28/99 was 5.79%
-----------------------------------------------------------------------------------------------

* The All America and Bond Funds began operations on May 1, 1996; the Money Market Fund began operations on May 1, 1997 and the Equity Index Fund began operations on May 3, 1999.


(1) The S&P 500(R)is the Standard & Poor's Composite Index of 500 Stocks, a market value-weighted index of the common stock prices of companies included in the S&P 500.

(2) The Lehman Brothers Government/Corporate Bond Index is an index of U.S. Government and corporate bond prices of investment grade bonds with maturities greater than one year and face values over $1 million.

Annual Fees and Expenses
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Annual operating expenses are shown as a percentage of average net assets.



                                                       Equity Index     All America    Bond     Money Market
                                                           Fund            Fund        Fund         Fund
                                                        -----------     -----------    ----     ------------
Shareholder Fees ...................................        none           none        none          none
Annual Fund Operating Expenses
   (expenses that are deducted from fund assets)
Management Fees ....................................         .13%           .50%        .45%          .20%
Other Expenses .....................................         .50            .35         .48           .82
                                                            ----           ----        ----         -----
Total Annual Fund Operating Expenses ...............         .63%           .85%        .93%         1.02%
Expense Reimbursement* .............................        (.31)          (.01)       (.23)         (.62)
                                                            ----           ----        ----         -----
Net Expenses .......................................         .32%           .84%        .70%          .40%
                                                            ====           ====        ====         =====

* The Adviser has contractually agreed for 2000 to limit each Fund's total expenses (excluding taxes, brokerage commissions and extraordinary expenses) to an annual rate of .325% of the net assets of the Equity Index Fund, .85% of net assets for the All America Fund, .70% of net assets for the Bond Fund and .40% of net assets for the Money Market Fund. The Adviser's obligation will continue for each following calendar year unless the Adviser gives notice of termination to the Investment Company at least two weeks before the next year begins.

Example:

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes for each Fund that:

    o  you make an investment of $10,000,

    o  you have a 5% annual return on your investment,

    o  all dividends and distributions are reinvested,

    o Fund operating expenses during the periods shown are limited by the Adviser to the contractual limits only during Year 1, and

    o  you redeem all of your shares at the end of the periods shown.

Although your costs may be higher or lower, your cost based on these assumptions would be:


                                                            1 Year     3 Years(1)   5 Years(1)    10 Years(1)
                                                            ------     ---------    ---------     ----------
       Equity Index Fund ...........................          $33         $105         $184         $  419
       All America Fund ............................          $87         $275         $481         $1,096
       Bond Fund ...................................          $72         $226         $396         $  902
       Money Market Fund ...........................          $41         $129         $226         $  516

   (1) The expenses used in the Example, other than for 1 Year, are those shown in the table above without reimbursement of expenses by the Adviser.


Comparison With Prior Performance of Similar Funds

--------------------------------------------------------------------------------

The investment policies, objectives and strategies of the Investment Company's Equity Index Fund, All America Fund, Bond Fund and Money Market Fund are substantially identical to those of Mutual of America Investment Corporation's Equity Index Fund, All America Fund, Bond Fund and Money Market Fund (called the VP or Variable Products Funds). In addition, the Adviser and Subadvisers for these Variable Products Funds are the same as for the corresponding Investment Company Fund, and the portfolio managers are the same.

Shares of the Variable Products Funds are sold only to separate accounts of Mutual of America Life Insurance Company and its indirect wholly owned subsidiary, The American Life Insurance Company of New York, as a funding medium for variable accumulation annuity contracts and variable life insurance policies issued by these companies.

Below are average annual total returns for the VP Funds, based on information about the VP Funds that the Adviser has provided, compared to returns for the Investment Company's Funds for the periods indicated. Past performance of the Variable Products Funds is not predictive of future performance. Investors should not consider performance data for the VP Funds as an indication of the future performance of the Equity Index, All America, Bond and Money Market Funds offered under this Prospectus.


           Average Annual Total Returns of the Funds and the VP Funds
                      for Periods ended December 31, 1999


                                                                                    Since Inception of
              Institutional Fund          One Year    Five Years     Ten Years    Institutional Fund (1)
              ------------------          --------    ----------     ---------    ----------------------
 Equity Index ...........................     N/A         N/A           N/A                 9.0%
 All America ............................    26.0%        N/A           N/A                22.8%
 Bond ...................................    (3.5)%       N/A           N/A                 5.0%
 Money Market (4) .......................     4.9%        N/A           N/A                 5.1%
---------------------------------------------------------------------------------------------------------
                    VP Fund
                    -------
 VP Equity Index ........................    20.6%        28.2%         N/A                10.7%
 VP All America .........................    25.8%        26.1%         N/A                22.3%
 VP Bond (3) ............................    (1.9)%        7.5%        7.6%(3)              5.7%
 VP Money Market (4) ....................     5.1%         5.4%        5.2%                 5.3%

(1) For comparison purposes, the average annual total return is given for the VP All America Fund and VP Bond Fund from May 1, 1996, for the VP Money Market Fund from May 1, 1997, and for the VP Equity Index Fund from May 3, 1999.

(2) The VP All America Fund began operations in its current form on May 2, 1994. Since then, its investment policies, objectives and strategies have been substantially identical to those of the All America Fund. VP All America Fund's average annual total return for the period May 2, 1994 through December 31, 1999 was 29.1%.

(3) The current portfolio manager of the VP Bond Fund, who has been the portfolio manager of the Bond Fund since its inception, became the VP Bond Fund's portfolio manager in February 1991.

(4) For the 7-day period ended December 28, 1999, the Investment Company's Money Market Fund had a current yield of 5.89% and an effective yield of 6.06%, and the Variable Products Money Market Fund had a current yield of 5.63% and an effective yield of 5.79%. The average maturity of the portfolio holdings was 22 days for Investment Company's Money Market Fund and 19 days for the Variable Products Money Market Fund.


Results for the Variable Products Funds are different than the results that were or would have been obtained for the Investment Company Funds.



    o Use of the Investment Company Funds' expenses for the VP Funds would have lowered performance results. The total operating expenses during the periods shown above for each of the VP All America Fund and VP Bond Fund were .50% of average net assets, for the VP Money Market Fund were .25% of average net assets and for the VP Equity Index Fund were .13% of average net assets (additional expenses were paid at the separate account level), while the annual total operating expenses (after reimbursement) of the All America Fund, Bond Fund, Money Market Fund and Equity Index Fund of the Investment Company were .84%, .70%, .40% and .32%, respectively, of average net assets.

    o The VP All America Fund, from May 1994 until June 1995, had a Subadviser for approximately 10% of the Fund's assets currently managed by the Adviser.

    o At year end 1999, VP Equity Index Fund had net assets of $583 million, VP All America Fund had net assets of $886 million, VP Bond Fund had net assets of $466 million, and VP Money Market Fund had net assets of $74 million.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

The Adviser
--------------------------------------------------------------------------------


Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022 (the Adviser or Capital Management) is the investment adviser for the Funds of the Investment Company. The Adviser had total assets under management of approximately $8.1 billion at December 31, 1999, including $2.3 billion for the Mutual of America Investment Corporation. As Adviser, Capital Management:


    o    places orders for the purchase and sale of securities,

    o    engages in securities research,

    o makes recommendations to and reports to the Investment Company's Board of Directors,

    o    provides certain administrative services for the Funds, and

    o    provides  the  office  space,  facilities,   equipment,   material  and
         personnel necessary to perform its duties.


For its investment management services, the Adviser receives compensation from each Fund at an annual rate of the Fund's net assets, calculated as a daily charge. These annual rates, which were applicable during 1999, are:


    o    Equity  Index Fund -- .125%

    o    All America Fund -- .50%

    o    Bond Fund -- .45%

    o    Money Market Fund -- .20%

Subadvisers for a Portion of the All America Fund
--------------------------------------------------------------------------------


The Adviser has delegated its investment advisory responsibilities for a portion of the All America Fund to two Subadvisers. Each Subadviser provides investment advice for approximately 10% of the assets of the All America Fund. The Adviser pays the Subadvisers for their advisory services to the All America Fund.

    o Fred Alger Management, Inc., One World Trade Center, New York, New York 10048, is a small capitalization growth adviser for its portion of the All America Fund. It provides investment management services to institutional, corporate and individual clients, including other registered management investment companies. At December 31, 1999, Alger Management had assets under management of approximately $17.4 billion.

    o Oak Associates, Ltd., 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, is a mid- and large capitalization growth adviser for its portion of the All America Fund. It provides investment management services for individual and corporate clients, primarily in connection with retirement plans. At December 31, 1999, Oak Associates had assets under management of approximately $21.3 billion.

Portfolio Managers
--------------------------------------------------------------------------------

The person(s) primarily responsible for the day-to-day management of the Funds' investment portfolios are listed below. No information is given for the Money Market Fund because of the type of investments it makes. No information is given for the Equity Index Fund or the Indexed Assets of the All America Fund, because the investment objective for each is to replicate the performance of an index.

All America Fund

Thomas P. Larsen, Executive Vice President of the Adviser, is responsible for managing the Adviser's portions of the actively managed assets of the Fund. Mr. Larsen joined the Adviser in June 1998, after serving as Senior Vice President of Desai Capital Management. He has almost 30 years of experience in selecting securities for and managing equity portfolios.


David D. Alger and Seilai Khoo are primarily responsible for the day-to-day management of the Alger Management portion of the Fund. Mr. Alger, President and Chief Executive Officer of Alger Management, has been employed by Alger
Management since 1971 and has been President since 1995, and he serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management. Ms. Khoo has been employed by Alger Management since 1989, as a senior research analyst until 1995 and as a Senior Vice President and portfolio manager since 1995.


James D. Oelschlager is the portfolio manager of the Oak Associates portion of the Fund. Since establishing Oak Associates in 1985, Mr. Oelschlager has served as its portfolio manager. Previously, he served as the Assistant Treasurer of Firestone Tire & Rubber Company, where he was directly responsible for the management of the company's pension assets. Mr. Oelschlager is assisted with portfolio management responsibilities by Donna Barton, trading, Margaret Ballinger, new accounts, and Doug MacKay, equity research. These individuals have combined experience of over seventy years in the investment business and play a key role in the day-to-day management of the firm's portfolios.

Bond Fund

Andrew L. Heiskell, Executive Vice President of the Adviser, has responsibility for setting the fixed income investment strategy and overseeing the day-to-day operations of the Bond Fund. Mr. Heiskell has been the portfolio manager for the Bond Fund of the Mutual of America Investment Corporation since February 1991 and of its Mid-Term and Short-Term Bond Funds since their inceptions in 1993. He has more than 30 years of experience in selecting securities for and managing fixed-income portfolios.

--------------------------------------------------------------------------------
DETAILS ABOUT HOW OUR FUNDS INVEST AND RELATED RISKS
--------------------------------------------------------------------------------

Investment Objectives and Strategies
--------------------------------------------------------------------------------

Equity Index Fund:   The  investment  objective  of the Equity  Index Fund is to
                     provide   investment   results  that   correspond   to  the
                     performance of the S&P 500 Index.

The Fund seeks to achieve its objective primarily by:

    o Purchasing shares of the 500 common stocks that are included in the S&P 500 Index.

         < >  Stocks are  selected in the order of their  weightings  in the S&P
              500 Index, beginning with the heaviest weighted stocks.

         < >  The  percentage  of the  Fund's  assets  invested  in  each of the selected stocks will be approximately the same as the percentage the stock represents in the S&P 500 Index.

         < >  The Fund attempts to be fully invested at all times,  and at least
              80% of the Fund's net assets will be invested in the stocks that comprise the S&P 500 Index.

    o Purchasing futures contracts on the S&P 500 Index and options on futures contracts on the S&P 500 Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P 500 Index.

The Adviser uses a computer program to determine which stocks are to be purchased or sold to copy the S&P 500 Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P 500 Index or in the valuations of the stocks within the Index relative to other stocks within the Index.

The Fund's investment performance may not precisely duplicate the performance of the S&P 500 Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P 500 Index.


The Fund's ability to duplicate the performance of the S&P 500 Index depends to some extent on the size of the Fund's portfolio. Mutual of America Life Insurance Company (Mutual of America), the indirect parent corporation of the Adviser, invested a total of $25 million in the Equity Index Fund when the Fund began operations. Mutual of America (directly or through an affiliate) currently intends to maintain an investment in the Fund so that the Fund's assets are at least $25 million at any time.


All America Fund:    The  investment  objective  of the All  America  Fund is to outperform the S&P 500 Index by investing in a diversified portfolio of primarily common stocks.

At least 65% of the All America Fund's total assets will be invested in equity securities under normal market conditions. The issuers of at least 80% of the Fund's total assets will be United States corporations or entities.

Indexed Assets. The Fund invests approximately 60% of its assets to provide investment results that correspond to the performance of the S&P 500 Index. This portion of the All America Fund is called the Indexed Assets. The Fund invests Indexed Assets in the 500 common stocks included in the S&P 500 Index and in futures contracts on the S&P 500 Index. The Fund attempts to match the weightings of stocks in the Indexed Assets with the weightings of those stocks in the S&P 500 Index, and it periodically rebalances the Indexed Assets to maintain those weightings.


--------------------------------------------------------------------------------
Standard & Poor's(R) (S&P(R)) does not sponsor, endorse, sell or promote the Equity Index Fund or All America Fund. Standard & Poor's, S&P and the S&P 500 Index are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company. Standard & Poor's has no obligation or liability for the sale or operation of the Equity Index Fund and All America Fund and makes no representation as to the advisability of investing in the Funds.

The Fund's ability to duplicate the performance of the S&P 500 Index depends to some extent on the size of the Fund's portfolio. Mutual of America invested $50 million in the All America Fund when the Fund began operations. Mutual of America (directly or through an affiliate) currently intends to maintain an investment in the Fund so that the Fund's assets are at least $25 million at any time.


Active Assets. The Fund invests approximately 40% of its assets to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market. The Adviser and two Subadvisers actively manage this portion of the All America Fund, which is called the Active Assets.

The Fund tries to maintain, to the extent possible, approximately equal amounts in each segment of the Active Assets. The Adviser periodically rebalances assets in the All America Fund to retain the approximate 60%/40% relationship between Indexed Assets and Active Assets, based on then current market values.

Adviser--Small Capitalization Value Stocks. The Adviser generally invests in stocks that it considers undervalued and with the potential for above average investment returns, issued by companies with small market capitalizations. Some of the companies whose stocks the Adviser selects may have limited Wall Street coverage and low institutional ownership, which may make the stocks more difficult to sell in certain market conditions.


    o The Adviser seeks securities with a depressed valuation compared to their previous valuations or compared to a universe of peer companies. The Adviser determines depressed valuation primarily through consideration of earnings, cash flow or net equity.

    o Issuers must have executive management that the Adviser considers strong and capable of executing a clear business strategy for the company.

The Adviser at times may actively trade the securities in its portion of the All America Fund, depending on market conditions.


The Adviser--Large Capitalization Value Stocks. The Adviser invests this portion of Active Assets in stocks it considers to be of high quality with lower than average price volatility and low price/earning ratios, issued by companies with large market capitalizations. Companies generally will have:

    o    below market debt levels,

    o    earnings growth of 10% or more,

    o    current yield greater than the average of the S&P 500, and

    o market capitalization not less than that of any company included in the S&P Barra Value Index, updated quarterly.

The Adviser at times may actively trade the securities in its portion of the All America Fund, depending on market conditions.

Fred Alger Management, Inc.--Small Capitalization Growth Stocks. This Subadviser invests in stocks that it considers to be fundamentally sound with the potential for strong growth and for earnings in excess of market expectations, issued by companies with small market capitalizations.


    o    The   securities   of  these   companies   often  are   traded  in  the
         over-the-counter market.

    o Except during temporary defensive periods, at least 65% of the assets in the Fred Alger portfolio will be invested in equity securities of companies that, at the time of the Fund's purchase, have total market capitalization within the range of capitalization of the companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, updated quarterly. During defensive periods, Fred Alger may not achieve the investment objective for its portion of the All America Fund.


Fred Alger uses a bottom-up approach in selecting stocks for its portion of the Fund, evaluating each issuer of securities before making an investment. Through in-house research by analysts who are organized according to industry groups, it develops stock selection recommendations that are presented to executive officers and portfolio managers for evaluation and discussion. The portfolio manager for the Fred Alger portion of the Fund then determines the individual stocks that are appropriate for purchase. Fred Alger actively trades the securities in its portion of the All America Fund, and its portfolio turnover rate generally will be higher than the portfolio turnover rate for the other portions of the Active Assets.

Oak Associates, Ltd.--Mid- and Large Capitalization Growth Stocks. This Subadviser invests in mid- and large-sized capitalization stocks, which often have low current income and the potential for significant growth. Its approach is to:


    o    monitor 400 stocks,

    o at any one time to invest in approximately 15-25 common stocks without regard for market industry weighting, and

    o usually hold securities that have appreciated in value, rather than selling them to realize capital gains.

Oak Associates identifies industries it believes are attractive from a long-term perspective, based on the direction of interest rates, the overall stock market environment, the inflation rate and evolving relationships of economic sectors. In selecting individual stocks, Oak Associates evaluates companies' growth prospects and utilizes relative valuation measures such as price to earnings ratio as compared to long-term growth rate, historical levels and the S&P 500 Index.



Active trading of the Active Assets, if it occurs, will result in higher transaction costs and may increase the realized (taxable) capital gains for the Fund.


Bond Fund:  The primary  investment  objective  of the Bond Fund is to provide a high level of current income. A secondary objective is preservation of shareholders' capital.

The average maturity of the debt securities held by the Bond Fund will vary according to market conditions and the stage of the interest rate cycle. The Fund's Adviser anticipates that the average maturity of the Fund's securities holdings will be between five and ten years.

The Fund invests at least 80% of its assets in investment grade debt obligations issued by U.S. corporations or issued by the U.S. Government or its agencies.

    o The Fund may invest in various types of debt securities, including bonds, mortgage-backed securities, zero coupon securities and asset-backed securities, with ratings that range from AAA to BBB at the time of purchase.

    o The percentage of the Fund's portfolio invested in particular types of securities will vary, depending on market conditions and the Adviser's assessment of the income and returns available from corporate securities in relation to the risks of investing in these securities.


    o At December 31, 1999, the Bond Fund had approximately 1% of its net assets invested in zero coupon securities, 19% of its assets in U.S. Treasury Securities and 6% of its net assets in U.S. Government agency mortgage-backed securities. At that date, 35% of the Fund's net assets were invested in obligations rated AAA, 41.6% of its net assets were invested in corporate obligations rated BBB and 7.7% of its net assets were invested in corporate obligations rated below investment grade, due to ratings downgrades subsequent to purchase by the Fund.

The Adviser uses a bottom-up approach in selecting debt securities for the Fund. This means that the Adviser evaluates each issuer of securities before making an investment, rather than selecting securities or industries based on possible changes in the economy. The Adviser's approach generally is to purchase securities for income. In selecting an individual security, it reviews historical financial measures and considers the price and yield relationship to other securities to determine a proper relative value for the security.


The Fund generally does not purchase and sell securities in anticipation of interest rate changes in the economy. The Adviser may sell a security that it considers to have become overvalued relative to alternative investments, and reinvest in an alternative security.

Money  Market  Fund:  The  investment  objective  of the Fund is to realize high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital.

In selecting specific  investments for the Fund, the Adviser seeks securities or
instruments   with  the  highest   yield  or  income  that  meet  the  following
requirements.


    o The Fund invests only in money market instruments and other short-term debt securities, including commercial paper issued by U.S. corporations and in U.S. Government and U.S. Government agency securities. At December 31, 1999, 100% of the Fund's assets were invested in commercial paper, a portion of which were also U.S. Government agency securities.


    o All of the securities the Fund purchases have a rating in one of the two highest rating categories from at least two nationally recognized rating agencies, and substantially all (at least 95%) have a rating in the highest category from at least two of these rating agencies.

    o At the time of purchase, a security must mature in 13 months or less (or 25 months for U.S. Government securities). The dollar-weighted average maturity of the Fund's securities must be 90 days or less.

    o The Fund will not invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government or agency securities.

The Fund does not maintain a stable net asset value. Income the Fund earns on its portfolio holdings increases the Fund's net asset value per share until the Fund declares a dividend. The Fund declares a dividend of net investment income at least semi-annually, and the Fund's net asset value per share declines as a result of the distribution to its shareholders.

The Fund uses the amortized cost method of valuing securities that have a remaining term to maturity of 60 days or less. Because the Fund uses market value for securities that mature in more than 60 days, the Fund does not invest more than 20% of its assets in these securities, to limit the possibility of a decline in the Fund's net asset value.

An investment in the Fund has little market or financial risk but a relatively high level of current income volatility, because its portfolio holdings are high quality instruments that have a short time to maturity. Investments in the Money Market Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government agency.

Risks of Investing in a Stock Fund
--------------------------------------------------------------------------------
When you invest in a stock fund, you should consider that:

    o The fund is subject to market risk -- the value of your investment will go up or down, depending on movements in the stock markets. As a result, you may lose money from your investment, or your investment may increase in value.

    o The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

    o The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, stock selection by a Fund's investment adviser(s) will impact the Fund's performance.

    o The prices and investment performance of stocks that are issued by companies with smaller market capitalizations may fluctuate more than the prices and investment performance of stocks that are issued by companies with larger market capitalizations.

    o A Fund may have more difficulty selling a small cap stock or any stock that trades "over-the-counter", as compared to larger capitalization stocks or stocks that trade on a national or regional stock exchange.

    o Value stocks and growth stocks usually have different investment results, and either investment style may become out of favor with stock investors at a given time.

Risks of Investing in a Bond Fund
--------------------------------------------------------------------------------

When you invest in a bond fund, you should consider that:

    o The fund has market risk -- the value of your investment will go up or down depending on movements in the bond markets. As a result, you may lose money from your investment, or your investment may increase in value.

    o The investment results for a particular Fund may be better or worse than the results for the comparable bond market taken as a whole, depending on the type of debt securities in which the Fund invests.

    o The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, security selection by a Fund's investment adviser will impact the Fund's performance.

    o Changes in prevailing interest rates usually will impact the value of debt securities. The longer the time period before the security matures (or is expected to be redeemed), the more impact interest rate changes will have on the price of the bond. When interest rates rise, the prices of outstanding debt securities tend to fall. When interest rates fall, the prices of outstanding debt securities tend to rise.

    o Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates change. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity.

    o In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities.

    o Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes than comparable securities that pay interest in cash at regular intervals. In addition, the Fund may lose a portion of the principal amount of a zero coupon security if it sells the security after an increase in interest rates.

    o Unrated securities or securities rated below investment grade may be subject to a greater market risk than higher rated (lower yield) securities. Since lower rated and unrated securities are generally issued by corporations that are not as creditworthy or financially secure as issuers of higher rated securities, there is a greater risk that issuers of lower rated (higher yield) securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions.

    o    The  market  for  debt   securities   may  be  subject  to  significant
         volatility, and volatility has generally increased in recent years.

Specific Investments or Strategies, and Related Risks
--------------------------------------------------------------------------------

This section provides additional information about certain of the principal investment strategies used by the Funds and additional investment strategies the Funds may use from time to time.

Options and Futures Contracts

Investment Strategies. All of the Funds may purchase and sell put and call options contracts, futures contracts and options on futures contracts. Depending on the types of securities in which a Fund invests, the contracts relate to fixed-income securities (including U.S. Government and agency securities), equity securities or indexes of securities. All contracts must be traded on securities or commodities exchanges located in the United States.

A put option on a security gives the Fund the right to sell the security at a certain price. The purchase of a put option on a security protects the Fund against declines in the value of the security. A Fund may buy a put option contract on a security only if it holds the security in its portfolio.

A call option on a security gives the Fund the right to buy the security at a certain price. The purchase of a call option on a security protects the Fund against increases in the value of the security that it is considering purchasing. A Fund may sell a call option contract on a security only if it holds the security in its portfolio (a covered call).

A Fund may use futures contracts, or options on futures contracts, to protect against general increases or decreases in the levels of securities prices:

    o When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

    o When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

Risks From Options And Futures Contracts. Risks to a Fund in options and futures transactions include the following:

    o The securities held in a Fund's portfolio may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

    o A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

    o If a Fund has written a covered call option and the price of the underlying security increases sufficiently, the option may be exercised. The Fund will be required to sell the security at a price below current market value, with the loss offset only by the amount of the premium the Fund received from writing the option.

Zero Coupon Securities and Discount Notes

The Bond Fund, as well as the All America Fund to the extent it invests in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations, the U.S. Government or certain U.S. Government agencies. Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity.

Risks From Zero Coupon Securities and Discount Notes. Zero coupon securities and discount notes may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes in the economy than comparable securities that pay interest in cash at regular intervals. The market values of outstanding debt securities generally decline when interest rates are rising, and during such periods a Fund may lose more investment capital if it sells zero coupon securities prior to their maturity date or expected redemption date than if it sells comparable interest-bearing securities. In general, the longer the remaining term to maturity or expected redemption of a security, the greater the impact on market value from rising interest rates.

Redeemable Securities

An issuer of debt securities, including zero coupon securities, often has the right after a period of time to redeem (call) securities prior to their stated maturity date, either at a specific date or from time to time. When interest rates rise, an issuer of debt securities generally is less likely to redeem securities that were issued at a lower interest rate, or for a lower amount of original issue discount in the case of the zero coupon securities. In such instance, the period until redemption or maturity of the security may be longer than the purchaser initially anticipated, and the market value of the debt security may decline. If an issuer redeems a security when prevailing interest rates are relatively low, a Fund may be unable to reinvest proceeds in comparable securities with similar yields.

American Depository Receipts ("ADRS")

ADRs are dollar-denominated receipts that U.S. banks generally issue. An ADR represents the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or are traded over-the-counter in the United States. An ADR has currency risk, because its value is based on the value of the security issued by a foreign issuer. The All America Fund intends to invest a small percentage of its total assets in ADRs.

ADRs are subject to many of the same risks as foreign securities, such as possible:

    o    unavailablity of financial information,


    o    changes in currency or exchange rates, and


    o difficulty by the Adviser or a Subadviser in assessing economic or political trends in a foreign country.

Mortgage-Backed Securities

The Bond Fund, as well as the All America Fund to the extent it invests in debt securities, may invest in mortgage-backed securities. These securities represent interests in pools of mortgage loans, or they may be collateralized mortgage obligations secured by pools of mortgage loans (CMOs). Holders of mortgage-backed securities receive periodic payments that consist of both interest and principal from the underlying mortgages.

Some mortgage-backed securities are issued by private corporations. Mortgage-backed securities also include securities guaranteed by the Government National Mortgage Association (Ginnie Maes), securities issued by the Federal National Mortgage Association (Fannie Maes), participation certificates issued by the Federal Home Loan Mortgage Corporation (Freddie Macs). The timely payment of principal and interest is backed by the full faith and credit of the U.S. Government (full faith and credit) in the case of Ginnie Maes, but Fannie Maes and Freddie Macs are not full faith and credit obligations.

Risks From Mortgage Backed Securities. Characteristics of underlying mortgage pools will vary, and it is not possible to precisely predict the realized yield or average life of a particular mortgage-backed security, because of the principal prepayment feature inherent in the security.

    o A decline in interest rates may lead to increased prepayment of the underlying mortgages, and the securityholder may have to reinvest proceeds received at lower yields. Unscheduled or early payments on the underlying mortgages may shorten the effective maturity of a mortgage-backed security and could negatively affect the yield and price of the security.

    o An increase in interest rates may lead to prepayment of the underlying mortgages over a longer time period than was assumed when the mortgage-backed security was purchased, and the securityholder may not receive payments to reinvest at higher rates of return. Delay in payments on the underlying mortgages may lengthen the effective maturity of the security and could negatively affect the price and yield of the security.

    o Mortgage-backed securities issued by private corporations generally will have more credit risk than securities issued by U.S. Government agencies. Freddie Mac and Fannie Mae mortgage-backed securities, which are not full faith and credit obligations, may have more credit risk than Ginnie Mae securities.

--------------------------------------------------------------------------------
INFORMATION ABOUT FUND SHARES
--------------------------------------------------------------------------------

Pricing of Funds' Shares
--------------------------------------------------------------------------------


The purchase or redemption price of a Fund share is equal to its net asset value that we next calculate after we receive the purchase or redemption order. A Fund's net asset value per share is equal to the sum of the value of the securities it holds plus any cash or other assets (including accrued interest and dividends), minus all liabilities (including accrued expenses) divided by the number of shares outstanding. The Adviser determines a Fund's net asset value as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (a Valuation Day). The Exchange usually closes at 4:00 p.m. Eastern Time but sometimes closes earlier.


    o    In determining a Fund's net asset value, the Adviser uses market value.

    o If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value (the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium).

    o If there are any equity or debt securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by, or under the direction of, the Board of Directors of the Investment Company.

Purchases of Fund Shares
--------------------------------------------------------------------------------

Only institutional investors may purchase Fund shares. Institutional investors include endowments, foundations, corporations, not-for-profit corporations, municipalities and other public entities and trusts. There is no sales charge for the purchase of Fund shares.

Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022 (the Distributor), is the principal underwriter and distributor of Fund shares. The Distributor has field offices throughout the United States for the offering and sale of shares of the Investment Company's Funds.

A shareholder must pay the purchase amount by wire transfer of Federal Funds. Wire transfers can be made on any day on which the Investment Company, Federal Reserve Bank of New York and the Investment Company's custodian and transfer agent are open and the New York Stock Exchange is open.

The Investment Company reserves the right to reject any purchase order, to increase or decrease the minimum required initial and subsequent investments and to waive the minimum for an initial investment or for subsequent investments.

How to Purchase Shares of the Funds
--------------------------------------------------------------------------------

Application:                 A   prospective   purchaser   must   complete   an
                             application,  including any required  resolutions,
                             attached  to  this  Prospectus.   You  may  obtain
                             additional  applications by calling the Investment
                             Company at 1-800-914-8716.


Application Delivery:        A prospective purchaser should deliver a completed
                             application to a registered  representative of the
                             Distributor.    Registered   representatives   are
                             employees  of Mutual  of  America  Life  Insurance
                             Company.


Application Approval:        After the Investment  Company and Distributor have
                             approved   an    application,    the    registered
                             representative (or the Investment Company) will notify the prospective purchaser that the account has been established and that the purchaser may transmit the initial purchase amount.

Minimum Purchase:            A  shareholders'  initial  purchase  must total at
                             least $25,000, and subsequent purchases must total at least $5,000.

Wire Transfer of Funds:      An investor must send all purchase amounts by wire
                             transfer  of  Federal  Funds  to  the   Investment
                             Company's account at its transfer agent. Your bank may charge you a fee for the wire transfer. You may contact the Investment Company by telephone at 1-800-914-8716 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time, Monday through Friday on any business day, to advise of an anticipated wire transfer. Your bank should wire funds according to these instructions:

                             State Street Bank and Trust Company
                             Boston, Massachusetts 02101
                             ABA #011-000028
                             BNF = AC-49097181, Mutual Funds F/B/O
                               Mutual of America
                             OBI = Purchaser:         Acct. No.:


                             $   to the Equity Fund $   to the All America Fund
                             $   to the Bond Fund   $   to the Money Market Fund


                             Your funds may be returned to you if the Investment Company or its transfer agent does not have sufficient information to insure the correct processing of the funds or if your application has not yet been approved.

Receipt of Order:            Wire  transfer  funds  received by the  Investment
                             Company in its account prior to 4:00 p.m.  Eastern
                             Time  will  be   considered   received  that  day.
                             Purchase  amounts received after 4:00 p.m. Eastern
                             Time  will  be  considered  received  on the  next
                             Valuation Day.

Wire Transfer Days:          Wire transfers for the purchase of Fund shares can
                             be made on days when banks (including the transfer
                             agent)  and the New York Stock  Exchange  are open
                             for business.  The Investment Company  anticipates
                             that wire  transfers  cannot be made on  Saturdays
                             and  Sundays,  and the  holidays of Martin  Luther
                             King,   Jr.'s  Birthday,   Presidents'  Day,  Good
                             Friday, Memorial Day, Independence Day, Labor Day,
                             Columbus Day,  Veterans'  Day,  Thanksgiving  Day,
                             Christmas Day and New Year's Day.

Redemptions of Fund Shares
--------------------------------------------------------------------------------

A shareholder at any time may redeem (sell) shares of the Fund(s) that the shareholder owns. There is no deferred sales charge when a shareholder redeems shares of the Funds.

If a shareholder's redemption order is received by 4:00 p.m. Eastern Time on a Valuation Day, the redemption proceeds usually will be transmitted on a trade date-plus-one basis (the next Valuation Day). Wire transfers of redemption proceeds cannot be made on days the transfer agent is closed. See "Wire transfer Days" above under "How to Purchase Shares of the Funds".


We pay redemption proceeds normally within seven days of receipt of the redemption request, unless the Investment Company suspends or delays payment of redemption proceeds as permitted in accordance with SEC regulations.

A shareholder will receive redemption proceeds in cash deposited to its bank account, except that the Investment Company reserves the right to redeem shares by the delivery, in whole or in part, of readily marketable securities instead of cash when a shareholder's redemption proceeds total more than 10% of the net asset value of a Fund.

The Investment Company reserves the right to change or waive the minimum amount for a redemption, which currently is $5,000. The Investment Company reserves the right to redeem, upon not less than 30 days' written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000.

Exchanges of Fund Shares
--------------------------------------------------------------------------------

A shareholder may exchange shares of one Fund for shares of another Fund. An exchange is the redemption of the shares from one Fund and the application of the redemption proceeds to the immediate purchase of shares of another Fund.

The Investment Company may terminate or modify the terms of the exchange privilege upon 30 days' written notice to shareholders. The Investment Company may refuse to implement the purchase side of any exchange request that it concludes is based on a market timing or asset allocation strategy if the Investment Company determines the exchange would be disruptive to a Fund.

The Investment Company reserves the right to change or waive the minimum amount for an exchange, which currently is $5,000.

How to Place a Redemption or Exchange Order
--------------------------------------------------------------------------------


Who May Give an Order:               Only  a  shareholder's  authorized  person
                                     using  a  Personal  Identification  Number
                                     (PIN)  that we have  assigned  may place a
                                     redemption order or exchange order. A shareholder must list authorized persons in the initial application to purchase
                                     Fund shares, in an amended application, or in another written form that is acceptable to the Investment Company.


Minimum Amount:                      A redemption or exchange order must be for
                                     at least $5,000.

Orders by  Telephone:                A  shareholder  may place a redemption  or
                                     exchange   order  by   telephone   if  the
                                     shareholder   elected   the   option   for
                                     telephone    orders    in   its    initial
                                     application to purchase Fund shares or in an amended application.

                                     A  shareholder  should call the  Investment
                                     Company at 1-800-914-8716 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time, Monday through Friday on any Valuation Day to place an order. If a shareholder places a redemption or exchange order after 4:00 p.m. Eastern Time on a Valuation Day or on a day that is not a Valuation Day, the order will be considered received on the next Valuation Day.


                                     The  Investment  Company  will  verify  the
                                     shareholder's name, the PIN assigned by the
                                     Investment Company to the authorized person
                                     calling   for   the    account    and   the
                                     shareholder's account number, and record telephone requests.


                                     The  Investment   Company  and  the  Funds'
                                     transfer  agent  will not be liable for any
                                     losses  or  expenses   resulting  from  any
                                     telephone   redemption  or  exchange  order
                                     reasonably believed to be genuine or for the inability of a shareholder to make a telephone request on any particular day. The Investment Company reserves the right to add to or modify its procedures in the future.

Orders In  Writing:                  A  shareholder  may make a  redemption  or
                                     exchange    request   in   writing.    The
                                     shareholder must specify the account name, the account number, the Fund from which shares are to be redeemed, the dollar amount or number of shares to be redeemed, and for exchange orders, the Fund or Funds whose shares will be purchased with the exchange proceeds.

                                     The necessary authorized person(s) must sign the order, and each signer should print his or her name and title under the signature.

                                     A shareholder should send a written request to Mutual of America Institutional Funds, Inc., 320 Park Avenue, New York, New York 10022. A shareholder may send a written request to the Regional Office of the Distributor, which will foward the request to the Investment Company. The Valuation Day for the order will be the Valuation Day the Investment Company receives the request at its 320 Park Avenue offices.

Redemption Proceeds:                 A  shareholder  will  receive   redemption
                                     proceeds by wire transfer of Federal Funds
                                     to  the  bank   account   stated   in  the
                                     shareholder's  initial application,  or in
                                     an  amended  application.   An  authorized
                                     person may not specify a different bank account by telephone.

Exchange Proceeds:                   The  proceeds  from the shares of the Fund
                                     being exchanged are immediately applied for the purchase of shares in another
                                     Fund.

Shareholder Reports and Confirmation Statements
--------------------------------------------------------------------------------

The Investment Company, on behalf of the Distributor, will send to shareholders confirmation statements for each purchase, exchange or redemption transaction. A confirmation statement will show the Fund, number of shares, order date, net asset value per share and dollar amount for the transaction. A shareholder must report any error on a confirmation statement within two weeks after the mailing or other transmission of the statement to the shareholder.

The Investment Company will send each shareholder a quarterly statement, which will include Fund shares purchased, exchanged or redeemed during the month, the net asset value per share and total dollar amount for each transaction, and the shareholder's account balance in each Fund at the end of the period.

Dividends, Capital Gains Distributions and Taxation Of Funds
--------------------------------------------------------------------------------

For each Fund, the Investment Company declares dividends at the end of June and end of December to pay out all or substantially all of the Fund's net investment income (dividends) and declares dividends at the end of December to pay out substantially all of the Fund's net realized short and long term capital gains (capital gains distributions). A Fund may make a special distribution in September of each year to comply with Federal tax law requirements for mutual funds.

A shareholder may elect, in its application to purchase Fund shares or in an amended application, to:

    o automatically reinvest dividends and distributions from a Fund in additional shares of the Fund;

    o    receive dividends and distributions in cash; or

    o automatically reinvest dividends from any Fund in shares of the Money Market Fund.

A Fund is not subject to Federal income tax on ordinary income and net realized capital gains that it distributes to shareholders, as long as the Fund satisfies Federal tax law provisions, including certain minimum distribution requirements. Each Fund is treated as a separate corporation for Federal income tax purposes and must satisfy the tax requirements independently.

Shareholder Taxation
--------------------------------------------------------------------------------

Each shareholder should consult its own tax adviser about the Federal, state, local and, if applicable, foreign tax consequences of investing in Fund shares, because investors' tax situations will vary. Below are general rules about Federal income taxation for an investor to consider. When a shareholder redeems (sells) shares of a Fund, including in an exchange transaction, the shareholder will have a gain or a loss on its investment in those shares.

    o If the shareholder owned the shares sold for more than a year, it generally will have a long-term capital gain or loss.

    o If the shareholder owned the shares sold for less than a year, any gain will be short-term capital gain taxable at ordinary income rates, and any loss may be subject to special tax rules.

When a shareholder receives dividends or distributions from a Fund, the shareholder (unless it is exempt from taxation) will owe tax on the amount received, even if the shareholder automatically reinvests the dividend or distribution in additional Fund shares. A shareholder will receive dividends or distributions when declared and paid by a Fund, even if the shareholder has only recently purchased Fund shares.

    o Ordinary income rates apply to a Fund's dividends of ordinary income and net realized short-term capital gains.

    o Capital gain rates apply to a Fund's distributions of net realized long-term capital gains.

    o A potential investor should consider the tax impact of purchasing Fund shares when the Fund is expected to pay dividends or distributions in the near future.

Withholding For Federal Income Taxes. A shareholder on its application to purchase Fund shares may make representations and provide information to be exempt from withholding for Federal income tax on the Investment Company's distributions and dividends and payment of redemption proceeds. U.S. corporate shareholders and certain other entities named in the Internal Revenue Code are exempt from withholding under certain circumstances.

The Investment Company will withhold for Federal income tax if:

    o a shareholder has not provided a correct taxpayer identification number, or

    o a shareholder has not made the certifications required to be exempt from withholding, or

    o the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding.

A shareholder may credit any amount withheld by the Investment Company against the Federal income tax liability of the shareholder.

Each January, the Investment Company will provide reports to Fund shareholders of the Federal income tax status of distributions and dividends made by the Funds during the previous year.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Funds' financial performance. They show performance for the period of a Fund's operations, because the Funds have operated less than five years. Certain information reflects financial results for a single Fund share.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Investment Company's financial statements, are included in the annual report, which is available upon request.

All America Fund
--------------------------------------------------------------------------------



                                                                                Year Ended December 31,
                                                                                ----------------------
                                                                         1999      1998       1997      1996(d)
                                                                         ----      ----       ----      -------
Net Asset Value, Beginning of Year/Period .........................   $   15.08  $   12.65  $   10.98  $   10.00
                                                                      ---------  ---------  ---------  ---------
Income From Investment Operations:
  Net Investment Income ...........................................         .09        .07        .08        .06
  Net Gains or Losses on Securities (realized and unrealized) .....        3.81       2.57       2.77        .98
                                                                      ---------  ---------  ---------  ---------
    Total From Investment Operations ..............................        3.90       2.64       2.85       1.04
                                                                      ---------  ---------  ---------  ---------
Less Dividend Distributions:
  From net investment income ......................................        (.08)      (.08)      (.08)      (.06)
  From capital gains ..............................................       (2.43)      (.13)     (1.10)        --
                                                                      ---------  ---------  ---------  ---------
    Total Distributions ...........................................       (2.51)      (.21)     (1.18)      (.06)
                                                                      ---------  ---------  ---------  ---------

Net Asset Value, End of Year/Period ...............................   $   16.47  $   15.08  $   12.65  $   10.98
                                                                      =========  =========  =========  =========
Total Return(a)....................................................       26.0%      21.0%      26.0%      10.4%

Ratios/Supplemental Data
Net Assets, End of Year/Period ($ millions) .......................   $   72.4   $   70.8   $   56.7   $   55.5
Ratio of Net Investment Income to Average Net Assets ..............         .51%       .55%       .59%       .95%(b)
Ratio of Expenses to Average Net Assets ...........................         .85%       .84%       .84%       .87%(b)
Ratio of Expenses to Average Net Assets after Expense Reimbursement         .84%       .82%       .81%       .85%(b)
Portfolio Turnover Rate(c) ........................................       34.89%     41.25%     35.96%      9.33%


----------

 (a) Not annualized. Total Return would have been lower had certain expenses not been reduced through expense reimbursement (Note 2).

 (b) Annualized.
 (c) Portfolio turnover rate excludes short-term securities.
 (d) Commenced operations May 1, 1996.

Equity Index Fund
--------------------------------------------------------------------------------


                                                                                  Year Ended
                                                                             December 31, 1999(d)
                                                                            ----------------------
Net Asset Value, Beginning of Period .......................................       $10.00
                                                                                   ------
Income From Investment Operations:
  Net Investment Income ....................................................          .08
  Net Gains or Losses on Securities (realized and unrealized) ..............          .82
                                                                                   ------
    Total From Investment Operations .......................................          .90
                                                                                   ------
Less Dividend Distributions:
  From net investment income ...............................................         (.08)
  From capital gains .......................................................         (.02)
                                                                                   ------
    Total Distributions ....................................................         (.10)
                                                                                   ------
Net Asset Value, End of Year/Period ........................................       $10.80
                                                                                   ------
Total Return(a).............................................................          9.0%

Ratios/Supplemental Data
Net Assets, End of Year/Period ($ millions) ................................        $29.5
Ratio of Net Investment Income to Average Net Assets .......................         1.22%(b)
Ratio of Expenses to Average Net Assets ....................................          .63%(b)
Ratio of Expenses to Average Net Assets after Expense Reimbursement ........          .32%(b)
Portfolio Turnover Rate(c) .................................................         5.67%

Bond Fund
--------------------------------------------------------------------------------


                                                                             Year Ended December 31,
                                                                             -----------------------
                                                                       1999      1998      1997     1996(e)
                                                                       ----      ----      ----     ------
Net Asset Value, Beginning of Year/Period .........................   $10.41    $10.41    $10.13    $10.01
                                                                      ------    ------    ------    ------
Income From Investment Operations:
  Net Investment Income ...........................................      .60       .61       .59       .38

  Net Gains or Losses on Securities (realized and unrealized) .....     (.87)      .24       .29       .12
                                                                      ------    ------    ------    ------

    Total From Investment Operations ..............................     (.27)      .85       .88       .50
                                                                      ------    ------    ------    ------
Less Dividend Distributions:
  From net investment income ......................................     (.60)     (.62)     (.59)     (.38)
  From capital gains ..............................................     (.09)     (.23)     (.01)       --
                                                                      ------    ------    ------    ------

    Total Distributions ...........................................     (.69)     (.85)     (.60)     (.38)
                                                                      ------    ------    ------    ------

Net Asset Value, End of Year/Period ...............................   $ 9.45    $10.41    $10.41    $10.13
                                                                      ======    ======    ======    ======

Total Return(a)....................................................    (3.5)%      8.3%      8.9%     5.0%

Ratios/Supplemental Data
Net Assets, End of Year/Period ($ millions) .......................   $28.7      $25.2     $22.1    $21.0
Ratio of Net Investment Income to Average Net Assets ..............     6.23%      5.84%     5.69%    5.63%(b)
Ratio of Expenses to Average Net Assets ...........................      .93%       .97%     1.00%     .90%(b)
Ratio of Expenses to Average Net Assets After Expense Reimbursement      .70%       .70%      .70%     .70%(b)
Portfolio Turnover Rate(c) ........................................    10.07%     33.32%    56.18%   17.85%

----------
 (a) Not annualized. Total Return would have been lower had certain expenses not been reduced through expense reimbursement (Note 2).
 (b) Annualized.
 (c) Portfolio turnover rate excludes short-term securities.
 (d) Commenced operations May 3, 1999.
 (e) Commenced operations May 1, 1996.

Money Market Fund
--------------------------------------------------------------------------------


                                                                                      Year Ended December 31,
                                                                                      ----------------------
                                                                                     1999      1998     1997(d)
                                                                                    ------    ------    ------
Net Asset Value, Beginning of Year/Period .......................................   $10.23    $10.15    $10.00
                                                                                    ------    ------    ------
Income From Investment Operations:
  Net Investment Income .........................................................      .50       .52       .35
  Net Gains or Losses on Securities (realized and unrealized) ...................       --        --        --
                                                                                    ------    ------    ------
    Total From Investment Operations ............................................      .50       .52       .35
                                                                                    ------    ------    ------

Less: Dividend Distributions From Net Investment Income .........................     (.34)     (.44)     (.20)
                                                                                    ------    ------    ------
    Total Distributions .........................................................     (.34)     (.44)     (.20)
                                                                                    ------    ------    ------
Net Asset Value, End of Year/Period .............................................   $10.39    $10.23    $10.15
                                                                                    ======    ======    ======
Total Return(a)..................................................................      4.9%      5.3%      3.5%

Ratios/Supplemental Data
Net Assets, End of Year/Period ($ millions) .....................................    $30.2     $ 6.5     $ 7.5
Ratio of Net Investment Income to Average Net Assets ............................     4.86%     5.14%     5.17%(b)
Ratio of Expenses to Average Net Assets .........................................     1.02%     3.21%     2.47%(b)
Ratio of Expenses to Average Net Assets after Expense Reimbursement .............      .40%      .40%      .40%(b)
Portfolio Turnover Rate(c) ......................................................      N/A       N/A       N/A

--------------
 (a) Not annualized. Total return would have been lower had certain expenses not been reduced through expense reimbursement (Note 2).
 (b) Annualized.
 (c) Portfolio turnover rate excludes short-term securities.
 (d) Commenced operations May 1, 1997.
 N/A Not Applicable

                               Investment Company


                   Mutual of America Institutional Funds, Inc.

                                   Distributor
                                   -----------

                    Mutual of America Securities Corporation

                               Investment Adviser
                               ------------------

                Mutual of America Capital Management Corporation

                Subadvisers for a portion of the All America Fund
                -------------------------------------------------

                           Fred Alger Management, Inc.


                              Oak Associates, Ltd.


                              Independent Auditors
                              --------------------

                               Arthur Andersen LLP

                                     Counsel
                                     -------

                      Swidler Berlin Shereff Friedman, LLP

                                    Custodian
                                    ---------

                            The Chase Manhattan Bank

                                 Transfer Agent
                                 --------------

                       State Street Bank and Trust Company


     The Investment Company sells shares of its Funds only to institutional investors.

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

320 Park Avenue, New York, New York 10022                         1-800-914-8716

You May Obtain More Information
--------------------------------------------------------------------------------

Registration Statement. We have filed with the Securities and Exchange Commission (the Commission) a Registration Statement about the Investment Company. The Registration Statement includes this prospectus, a Statement of Additional Information (the SAI), and exhibits. You may examine and copy the Registration Statement at the Commission's Public Reference Room in Washington, DC. You may call 1-800-SEC-0330 to learn about the operation of the Public Reference Room.


Statement of Additional Information. The SAI contains additional information about the Investment Company and its Funds. We incorporate the SAI into this Prospectus by reference.

Semi-Annual  and  Annual  Reports.   Additional  information  about  the  Funds'
investments is available in the Investment Company's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion (for all Funds except the Money Market Fund) of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

How To Obtain the SAI and  Reports.  You may obtain a free copy of the SAI or of
the  Investment   Company's  most  recent  annual  and   semi-annual   financial
statements, by:


    o writing to us at 320 Park Avenue, New York, NY 10022, Attn: Institutional Funds, or

    o  calling 1-800-914-8716 and asking for the Investment Company.

The Commission has an Internet web site at http://www.sec.gov. You may obtain the Investment Company's Registration Statement, including the SAI, and its semi-annual and annual reports through the Commission's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the Commission's Public Reference Section, Washington, DC 20549-6009.

Where To Direct Questions. If you have questions about the operations of the Investment Company, you should contact your representative at Mutual of America Securities Corporation. You may call 1-800-914-8716 for the address and phone number of the office nearest you.

Investment Company Act of 1940 Act File Number 811-8922

--------------------------------------------------------------------------------


Prospectus dated May 1, 2000

                                MUTUAL OF AMERICA
                                INSTITUTIONAL
                                FUNDS, INC.

                                EQUITY INDEX FUND

                                ALL AMERICA FUND

                                BOND FUND

                                MONEY MARKET FUND

                                Distributed by:

                                MUTUAL OF AMERICA SECURITIES CORPORATION
                                320 PARK AVENUE
                                NEW YORK, NY 10022-6839
                                ................................................


                                Investment Adviser
                                MUTUAL OF AMERICA CAPITAL MANAGEMENT CORPORATION


                                Transfer and Shareholder Services Agent
                                STATE STREET BANK AND TRUST COMPANY


                                Investment Accounting Agent
                                MUTUAL OF AMERICA CAPITAL MANAGEMENT CORPORATION


                                Independent Accountants
                                ARTHUR ANDERSEN LLP


                                Custodian
                                THE CHASE MANHATTAN BANK

MUTUAL OF AMERICA
INSTITUTIONAL FUNDS, INC.

320 PARK AVENUE
NEW YORK NY 10022-6839

Application and Authorization Form

|_| Initial      Distributor:
|_| Amendment    Mutual of America Securities Corporation
                 Member NASD/SIPC
                 320 Park Avenue, New York, NY 10022-6839

     Taxpayer ID Number

---------------------------
 (Account Number Assigned)


---------------------------
1. Applicant's Account
   Identification
   Please print


--------------------------------------------------------------------------------
FULL LEGAL NAME OF INSTITUTION (OWNER OF ACCOUNT)              TELEPHONE NUMBER

--------------------------------------------------------------------------------
ADDRESS                                                        FAX NUMBER

--------------------------------------------------------------------------------
CITY                                             STATE                 ZIP CODE

--------------------------------------------------------------------------------
TO THE ATTENTION OF (NAME AND TITLE)

--------------------------------------------------------------------------------
NAME, TITLE AND ADDRESS OF PERSON TO RECEIVE |_| TAX REPORTS
                                             |_| DUPLICATE CONFIRMATIONS
---------------------------
2. Type of Entity
   Check applicable boxes,
   and fill in blanks


|_| Endowment   |_| Not-for-Profit Corporation   |_| Foundation  |_| Corporation

|_| Trust       |_| Partnership (general) (limited) Circle one

|_| Other
          ----------------------------------------------------------------------

Year entity started               State where formed
                    -------------                    ---------------------------

---------------------------
3. Initial Investment in
   Fund Portfolios
   By wire transfer only


Total Investment $                     (minimum $25,000 unless waived by
                  -------------------- Institutional Fund)

All America $                                 Bond $
              ------------------------------         ---------------------------

Money Market $                                Equity Index $
               ------------------------------                -------------------

--------------------------
4. Telephone Redemption
   and Exchange Requests
   Check one box


|_| Redemption and exchange requests may be made by telephone by Authorized Persons (Item 7 below) or any person reasonably believed by Mutual of America Institutional Funds, Inc. ("the Institutional Fund"), State Street Bank and Trust Company ("Transfer Agent"), or Mutual of America Securities Corporation ("Distributor") to be an Authorized Person.

|_|  Redemption and exchanges may be made in writing only.

--------------------------
5. Dividends and
   Distributions
   Check one box


|_| Pay all dividends and capital gains distributions in cash to shareholder by wire transfer to account specified in Item 6 of this Application.

|_| Invest all dividends and capital gains distributions from all Funds in Money Market Fund shares.

|_| Reinvest all dividends and capital gains distributions from a Fund in additional Fund shares.

--------------------------
6. Payment of Proceeds
   to Owner
   Information is required

       May only be changed by
       amendment to Application

All redemption proceeds, and dividends and capital gains distributions that are to be paid to Applicant, should be sent by wire transfer to Applicant as follows:

Bank Name
          ----------------------------------------------------------------------

Address
        ------------------------------------------------------------------------

City                                                  State      Zip Code
     -------------------------------------------------      -----         ------

ABA No.
        ------------------------------------------------------------------------

Branch Name (if any) and ABA No.
                                 -----------------------------------------------

Account name and No.
                     -----------------------------------------------------------

--------------------------
7. Authorized Persons

   May only be changed by
   amendment to Application

The following persons have the right and authority to give instructions and to take actions as Authorized Persons as contemplated in this Application and the prospectus of the Institutional Fund, each Authorized person has been duly elected or appointed and legally holds the office or position specified, and the signature set forth opposite the name of each Authorized Person is a true and correct specimen. --attach pages if necessary--


Name and Title (Please print)           Signature


-----------------------------------     ----------------------------------------


-----------------------------------     ----------------------------------------


-----------------------------------     ----------------------------------------




--------------------------
8. Confirms, Statements,
   Telephone Recording

Each report of the execution of an order and statement of the account shall be conclusive if Applicant does not notify the Institutional Fund of any error within two weeks after the mailing or other transmission of such document to Applicant. Applicant authorizes the Institutional Fund, Transfer Agent and the Distributor, each in their discretion and without prior notice to Applicant, to record and/or monitor telephone conversations in connection with Applicant's account and transactions in Fund shares.

---------------------------
9. Certificate of Authority

By signing this Application and delivering it to the Institutional Fund, Applicant represents and warrants that it has the power and authority to purchase Fund shares through the Distributor, on the terms and conditions set forth in this Application and the Institutional Fund prospectus, and each signer of the Application represents and warrants that he (or she) is duly authorized to sign on behalf of Applicant.

Upon Applicant's request, the Institutional Fund will provide (1) a form of Certificate of Resolutions and Incumbency, for use by a corporation or other entity that has a Board of Directors or Board of Trustees, or (2) a form of Certificate of Authority and Authorized Persons, for use by a trust, partnership or other unincorporated entity.

---------------------------
10. Financial Information
    Give approximate
    amounts

Annual Income/Revenue: $           Current securities Portfolio: $
                       ------------                               --------------

Surplus (or Net Worth/Net Assets): $            Total Assets: $
                                    ----------                 -----------------


---------------------------
11. Investing Information

Does Applicant receive investment advice for the purchase or sale of securities from any of the following? Yes |_| No |_| If "Yes" check all that apply:

|_| In-House Investment Professionals |_| Bank Trust Department
|_| Investment Adviser |_| Investment Committee of Board
|_| Other:
          ------------------------------------

Does Applicant  understand  the investment  risks,  including  market risks,  or
owning shares of the Mutual of America Institutional Funds?      |_| Yes |_| No

Will Applicant redeem holdings in any mutual fund, certificate of deposit, or
other investment to purchase Institutional Fund shares?          |_| Yes |_| No

State redemption amount and, if applicable, the total fee or penalty:
        -----------------------


---------------------------
12. Investment Objectives


Are the investment objectives of the Funds of Mutual of America Institutional Funds, Inc. consistent with Applicant's current investment objectives? Check appropriate box(es) below.


All America Fund - total return by capital growth and, to a
lesser extent, current income:                               |_| Yes |_| No

Equity Index Fund - investment results that correspond to the performance
of common stocks included in the S&P 500 Index:              |_| Yes |_| No

Bond Fund - current income with preservation of capital a secondary
objective:                                                   |_| Yes |_| No

Money Market Fund - current income to extent consistent with liquidity,
investment quality and stability of capital:                 |_| Yes |_| No

Do you expect to redeem All America Fund, Equity Index Fund or Bond Fund shares within 30 to 60 days from the date of initial investment to meet
short-term liquidity needs?                                  |_| Yes |_| No


---------------------------
13. Investment Experience
    Check the level of
    Applicant's experience in
    securities listed


----------------------------------------------------------------------------------------------------------
                                None     Some     Much                               None    Some     Much
  Exchange-listed equities                                   Government bonds
----------------------------------------------------------------------------------------------------------
  NASDAQ/OTC equities                                        Equity mutual funds
----------------------------------------------------------------------------------------------------------
  Corporate bonds                                            Bond mutual funds
----------------------------------------------------------------------------------------------------------


---------------------------
14. Pre-Dispute Arbitration Agreement


Arbitration will be used to resolve any dispute between Applicant (you) and Mutual of America Securities Corporation (us). Mutual of America Securities Corporation serves as a distributor of shares of Mutual of America Institutional Funds, Inc. and may in the future distribute shares of additional mutual funds (together, the "Funds"). Arbitration forums were conceived by the Securities and Exchange Commission, the New York Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. to provide a dispute resolution mechanism that is an alternative to court proceedings and that is expected to be more efficient and less costly than court litigation.



You acknowledge that you are aware of the following aspects of arbitration:

      1. Arbitration is final and binding on the parties.

      2. The parties waive their right to seek remedies in court, including the right to jury trial.

      3. Pre-arbitration discovery is generally more limited than and different from court proceedings.

      4. The  arbitrators'  award is not required to include factual findings or
         legal   reasoning,   and  any  party's  right  to  appeal  or  to  seek
         modification of rulings by the arbitrators is strictly limited.

      5. The  panel  of  arbitrators  will  typically   include  a  minority  or
         arbitrators who were or who are affiliated with the securities industry.

You agree that all controversies that may arise between you and us concerning any order or transaction, or concerning the continuation, performance or breach of the Agreement, the Application for the purchase of Fund shares, or any other agreement between you and us, shall be determined by arbitration before a panel of independent arbitrators set up by the National Association of Securities Dealers, Inc., conducted in accordance with the arbitration rules of the National Association of Securities Dealers, Inc. New York law, without regard to choice of law provisions, shall govern and shall be applied by the arbitrators to any such controversy. Punitive damages, if any, shall be limited to the maximum extent permitted by the National Association of Securities Dealers, Inc., or otherwise permitted by law. You understand and acknowledge that judgment upon any arbitration award may be entered in any court of competent jurisdiction.

No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action, until: (1) the class certification is denied, or
(ii) the class is decertified, or (iii) the customer is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.


---------------------------
15. Tax Certification
    Check one box

Applicant is a tax-exempt organization: |_| Yes    |_| No

Important: If Applicant is for any reason subject to backup withholding, strike out phrase (2).

Applicant certifies under penalties of perjury that (1) the number shown in the Taxpayer ID box above is Applicant's correct taxpayer identification number; and
(2) Applicant is not subject to backup withholding because (a) Applicant is exempt from backup withholding, or (b) Applicant has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the Applicant that it is no longer subject to backup withholding.


---------------------------
16. Acceptance and Signature(s)

    Do not wire funds until
    you have been notified of
    Application approval


The Applicant affirms that: it has received the prospectus for the Institutional Fund; the information and certifications set forth in this Application (amendment) are true and correct, and the Institutional Fund, the Transfer Agent and the Distributor are entitled to rely on them until the Institutional Fund receives actual written notice in accordance with its procedures of any change to the information and/or certifications; and Applicant has reviewed the Pre-Dispute Arbitration Agreement in Paragraph 14 and agrees to its terms and has reviewed the tax certification in Paragraph 15.



APPLICANT
         -----------------------------------------------------------------------

By:
   --------------------------------------------
   Signature

                                                 Date:
-----------------------------------------------       ---------
Print Name and Title of Authorized Person



By:
   --------------------------------------------
   Signature [If required]


                                                             Date:
------------------------------------------------------------      ---------
Print Name and Title of Secretary or Other Authorized Person

(seal)



THE FOLLOWING IS TO BE COMPLETED BY MUTUAL OF AMERICA SECURITIES CORPORATION


Did  Consultant   solicit  the   Applicant's   purchase  of  Mutual  of  America
Institutional Funds, Inc., shares?                               |_| Yes |_| No

How long has Consultant known Applicant?                    (Months or Years)
                                         -------------------


Consultant represents and certifies that: (1) based on the information provided to me by Applicant, the purchase of shares of the Mutual of America Institutional Funds, Inc. (the "Funds") is suitable for the Applicant's stated investment objective(s) and financial position; (2) the Applicant has received the current prospectus for the Funds and any supplements thereto; (3) I am properly licensed with Mutual of America Securities Corporation at the state and federal levels to sell shares of the Funds to Applicant; (4) when I have knowledge of any changes or updates to information provided by Applicant, I will promptly modify the records of Mutual of America Securities Corporation. My suitability determination was based on (check as applicable and attach summaries of discussions or other information obtained):


|_| Discussions with Applicant or Applicant's Adviser

|_| Financial or other information provided by Applicant or its Adviser


--------------------------------------------------------------------------------
SIGNATURE OF CONSULTANT, AS REGISTERED REPRESENTATIVE OF SECURITIES CORP.


--------------------------------------------------------------------------------
PRINT NAME                                                            DATE


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
SIGNATURE OF REGISTERED PRINCIPAL OF SECURITIES CORP.


--------------------------------------------------------------------------------
PRINT NAME                                    DATE>


--------------------------------------------------------------------------------

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                    320 PARK AVENUE, NEW YORK, NEW YORK 10022
                                 (800) 914-8716

             EQUITY INDEX FUND                        BOND FUND
             ALL AMERICA FUND                         MONEY MARKET FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2000




This Statement of Additional Information is not a prospectus. You should read it in conjunction with the Mutual of America Institutional Funds, Inc. Prospectus dated May l, 2000, and you should keep it for future use. We incorporate the Prospectus by reference into this Statement of Additional Information.


A copy of the Prospectus to which this Statement of Additional Information relates is available to you at no charge. To obtain the Prospectus, you may write to Mutual of America Institutional Funds, Inc. at the above address or call the telephone number listed above.


                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----
 Investment Company's Form of Operations ...............................    2
 Investment Strategies and Related Risks ...............................    3
   Additional Permitted Investments ....................................    3
   Additional Investment Strategies ....................................    5
   Additional Information about Specific Types of Securities ...........    9
 Fundamental Investment Restrictions ...................................   13
 Management of the Investment Company ..................................   14
 Investment Advisory Arrangements ......................................   15
 Administrative Agreements .............................................   17
 Portfolio Transactions and Brokerage ..................................   18
 Purchase, Redemption and Pricing of Shares ............................   19
 Taxation of the Investment Company ....................................   21
 Taxation of Shareholders ..............................................   21
 Yield and Performance Information .....................................   23
 Description of Corporate Bond Ratings .................................   26
 Distribution of Fund Shares ...........................................   27
 Legal Matters .........................................................   27
 Independent Auditors ..................................................   27
 Custodian .............................................................   27
 Use of Standard & Poor's Index ........................................   28
 Financial Statements ..................................................   28

                    INVESTMENT COMPANY'S FORM OF OPERATIONS

History and Operating Form
--------------------------------------------------------------------------------

Mutual of America Institutional Funds, Inc. (the Investment Company) was formed on October 27, 1994 as a Maryland corporation. It is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act).

The Investment Company issues separate classes (or series) of stock, each of which represents a separate Fund of investments. There are currently four Funds: the Equity Index Fund, All America Fund, Bond Fund and Money Market Fund.

Offering of Shares
--------------------------------------------------------------------------------

The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, municipalities or other public entities and other institutional investors.

Currently, the Investment Company requires a minimum initial investment of $25,000, except that the Investment Company may waive this requirement in its discretion. The minimum amount for additional purchases of Fund shares currently is $5,000.

Description of Shares
--------------------------------------------------------------------------------

The authorized capital stock of the Investment Company consists of one billion shares of common stock, $.01 par value. The Investment Company currently has four classes of common stock, and it may establish additional classes and allocate its authorized shares either to new classes or to one or more of the existing classes.

The Investment Company reserves the right to redeem, upon not less than 30 days' written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000.

All shares of common stock, of whatever class, are entitled to one vote. The votes of all classes are cast on an aggregate basis, except that if the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Examples of matters that would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of the Investment Advisory Agreement or a Subadvisory Agreement for the Fund.

The Investment Company is not required to hold annual meetings. It will call a special meeting of shareholders when a meeting is requested by shareholders holding at least 25% of the outstanding shares of the Investment Company entitled to vote at the meeting except that a meeting to remove one or more directors shall be called when requested by 10% of the outstanding shares of the Investment Company entitled to vote at the meeting.

The shares of each Fund, when issued, will be fully paid and nonassessable and will have no preference, preemptive, conversion, exchange or similar rights. Shares do not have cumulative voting rights.

Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared by such Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. Accrued liabilities which are not allocable to one or more Funds will generally be allocated among the Funds in proportion to their relative net assets. In the unlikely event that any Fund incurred liabilities in excess of its assets, each other Fund could be liable for such excess.

                    INVESTMENT STRATEGIES AND RELATED RISKS

The Prospectus describes each Fund's principal investment strategy(ies) and the related risks. You should refer to "Summary of How Our Funds Invest" and "Details about How Our Funds Invest and Related Risks" in the Prospectus to learn about those strategies and risks.


Additional Permitted Investments
--------------------------------------------------------------------------------


The Investment Company's Funds may use investment strategies and purchase types of securities in addition to those discussed in the Prospectus.

Equity Index Fund: In addition to common stocks and futures contracts, the Fund may invest in:


    o   money market instruments, and


    o   U.S. Government and U.S. Government agency obligations.

All America Fund -- In addition to common stocks, the Adviser and Subadviser who manage approximately 40% of the net assets of the All America Fund (the Active Assets) may invest assets in:

    o securities convertible into common stocks, including warrants and convertible bonds,

    o   bonds,

    o   money market instruments,

    o   U.S. Government and U.S. Government agency obligations,

    o   foreign securities and ADRs,

    o   futures and options contracts, and


    o   preferred stock.

The portion of the All America Fund invested to replicate the S&P 500 Index (the Indexed Assets) may also be invested in:


    o   money market instruments, and

    o   U.S. Government and U.S. Government agency obligations.

The Adviser may manage cash allocated to the Active Assets prior to investment in securities by the Subadvisers.

Bond Fund: In addition to investment grade debt securities of the type described in the Prospectus, the Bond Fund may invest in :

    o   asset-backed securities,

    o   non-investment grade securities, for up to 20% of its assets,

    o   foreign securities,

    o   cash and money market instruments,

    o stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached to fixed income securities,

    o   preferred stock

    o options, futures contracts and options on futures contracts on United States Treasury securities and Government National Mortgage Association ("Ginnie Mae") securities, and

    o   equipment trust certificates.

Money Market Fund: In addition to commercial paper and U.S. Treasury Bills, the Fund may invest in any of the following kinds of money market instruments, payable in United States dollars:

    o securities issued or guaranteed by the U.S. Government or a U.S. Government agency or instrumentality;

    o negotiable certificates of deposit, bank time deposits, bankers' acceptances and other short-term debt obligations of domestic banks and foreign branches of domestic banks and U.S. branches of foreign banks, which at the time of their most recent annual financial statements show assets in excess of $5 billion;

    o certificates of deposit, time deposits and other short-term debt obligations of domestic savings and loan associations, which at the time of their most recent annual financial statements show assets in excess of $1 billion;

    o repurchase agreements covering government securities, certificates of deposit, commercial paper or bankers' acceptances;

    o   variable amount floating rate notes; and

    o   debt securities issued by a corporation.

The Money Market Fund may enter into transactions in options, futures contracts and options on futures, contracts on United States Treasury securities.

Under the Money Market Fund's investment policy, money market instruments and other short-term debt securities means securities that have a remaining term to maturity of up to 13 months (25 months in the case of government securities). The dollar-weighted average maturity of the securities held by the Money Market Fund will not exceed 90 days.

The securities in the Money Market Fund must meet the following quality requirements --

    o All of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of the purchase, a rating in one of the two highest categories by any two nationally recognized statistical rating agencies; and

    o At least 95% of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of purchase, a rating in the highest category by any two such rating agencies.

The Board of Directors of the Investment Company must approve or ratify the purchase of any security (other than any U.S. government security) that has not received a rating or that has been rated by only one rating agency. The Fund will sell any securities that are subsequently downgraded below the two highest categories as soon as practicable, unless the Board of Directors determines that sale of those securities would not be in the best interests of the Fund.

The Money Market Fund will not invest more than 5% of its total assets in securities of, or subject to puts from, any one issuer (other than U.S.
government securities and repurchase agreements fully collateralized by U.S. government securities) provided that (a) the Fund may invest up to 10% of its total assets in securities issued or guaranteed by a single issuer with respect to which the Fund has purchased an unconditional put and (b) with respect to 25% of its total assets the Fund may, with respect to securities meeting the highest investment criteria, exceed the 5% limit for up to three business days.

Additional Investment Strategies
--------------------------------------------------------------------------------

Lending of Securities

The Funds have the authority to lend their securities, under the conditions described below. The Funds will not lend any securities until the Investment Company's Board of Directors approves a form of securities lending agreement.

A Fund may lend its securities, constituting up to 30% of its total assets, to brokers, dealers and financial institutions, other than any affiliate of the Investment Company. A Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans.

Upon lending securities, a Fund must receive as collateral cash, securities issued or guaranteed by the United States Government or its agencies or instrumentalities, or letters of credit of certain banks selected by the Adviser. The collateral amount at all times while the loan is outstanding must be maintained in amounts equal to at least 100% of the current market value of the loaned securities.

The Fund will continue to receive interest or dividends on the securities lent. In addition, it will receive a portion of the income generated by the short-term investment of cash received as collateral, or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. A Fund will have the right to terminate a securities loan at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights, such as voting rights or subscription rights.

Loans of securities will be made only to firms that the Adviser deems creditworthy. There are risks of delay in recovery and even loss of rights in the collateral, however, if the borrower of securities defaults, becomes the subject of bankruptcy proceedings or otherwise is unable to fulfill its obligations or fails financially.

Repurchase Agreements

The Funds have the authority to enter into repurchase agreements. A Fund may not invest more than 10% of its total assets in repurchase agreements or time deposits that mature in more than seven days. The Funds will not enter into any repurchase agreements until the Investment Company's Board of Directors approves a form of Repurchase Agreement and authorizes entities as counterparties.

Under a repurchase agreement, a Fund acquires underlying debt instruments for a relatively short period (usually not more than one week and never more than one year) subject to an obligation of the seller to repurchase (and the Fund to resell) the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. Accrued interest on the underlying security will not be included for purposes of valuing a Fund's assets.

Repurchase agreements have the characteristics of loans by a Fund and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with dealers in U.S. Government securities whose creditworthiness has been reviewed and found satisfactory by the Adviser and the Board of Directors of the Investment Company.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Funds may otherwise invest.

A seller of a repurchase agreement could default and not repurchase from a Fund the security that is the subject of the agreement. The Fund would look to the collateral underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. There is a risk that if the issuer of the repurchase agreement becomes involved in bankruptcy proceedings, the Fund might be delayed or prevented from liquidating the underlying security or otherwise obtaining it for its own purposes, if the Fund did not have actual or book entry possession of the security.

Rule 144a Investments, Section 4(2) Commercial Paper and Illiquid Securities

Each Fund, with respect to not more than 10% of its total assets, may purchase securities that are not readily marketable, or are "illiquid". Repurchase agreements of more than seven days' duration and variable and floating rate demand notes not requiring receipt of the principal note amount within seven days' notice are considered illiquid. A Fund may incur higher transaction costs and require more time to complete transactions for the purchase and sale of illiquid securities than for readily marketable securities. When a Fund determines to sell an illiquid security within a relatively short time period, it may have to accept a lower sales price than if the security were readily marketable.

The Adviser will make a factual determination as to whether securities with contractual or legal restrictions on resale purchased by a Fund are liquid, based on the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace, pursuant to procedures adopted by the Board of Directors of the Investment Company.

Securities that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 (the 1933 Act) shall be considered liquid, provided the Adviser has not made a contrary determination regarding liquidity in accordance with the Board's procedures. Rule 144A permits certain qualified institutional buyers to trade in securities even though the securities are not registered under the 1933 Act. In addition, commercial paper privately placed in accordance with Section 4(2) of the 1933 Act also will be considered liquid, provided the requirements set forth in the Board's procedures are satisfied.


Options and Futures Contracts

Each of the Funds may purchase and sell options and futures contracts, as described below, as long as the contracts are traded on a domestic exchange.

Each Fund may sell a call option contract on a security it holds in its portfolio (called a covered call), and it may buy a call option contract on the security to close out a position created by the sale of a covered call.

    o A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for writing a covered call option, a Fund (the seller) receives from the purchaser a premium, which the Fund retains whether or not the option is exercised.

    o The seller of the call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option will benefit a Fund if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Fund risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

Each Fund may buy a put option contract on a security it holds in its portfolio, and it may sell a put option contract on the security to close out a position created by the purchase of the put option contract.

    o A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, a Fund (the purchaser) pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of the put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid.

    o The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

Each Fund may purchase and sell futures contracts, and purchase options on futures contracts, on fixed-income securities or on an index of securities, such as the Standard & Poor's 100 Index, the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index.

    o A futures contract on fixed income securities requires the seller to deliver, and the purchaser to accept delivery of, a stated quantity of a given type of fixed income security for a fixed price at a specified time in the future. A futures contract or option on a stock index provides for the making and acceptance of a cash settlement equal to the change in value of a hypothetical portfolio of stocks between the time the contract is entered into and the time it is liquidated, times a fixed multiplier. Futures contracts may be traded domestically only on exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission, such as the Chicago Board of Trade.

    o An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a "long" position in the underlying futures contract (in the case of a call option on a futures contract), or a "short" position in the underlying futures contract (in the case of a put option on a futures contract), at a fixed price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties are subject to all of the risks associated with the trading of futures contracts, such as payment of margin deposits.

    o A Fund does not pay or receive a payment upon its purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the Fund's custodian in the broker's name an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as "initial margin."

    o While a futures contract is outstanding, there will be subsequent payments, called "maintenance margin", to and from the broker. These payments will be made on a daily or intraday basis as the price of the underlying instrument or stock index fluctuates making, the long and short positions in the futures contract more or less valuable. This process is known as "mark to market." At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract and may require additional transaction costs. A final determination of margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

A Fund may use futures contracts to protect against general increases or decreases in the levels of securities prices, in the manner described below.

    o When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

        o A Fund may sell futures contracts on fixed-income securities in anticipation of a rise in interest rates, that would cause a decline in the value of fixed-income securities held in the Fund's portfolio.

        o A Fund may sell stock index futures contracts in anticipation of a general market wide decline that would reduce the value of its portfolio of stocks.

    o When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

    o Instead of purchasing or selling futures contracts, a Fund may purchase call or put options on futures contracts in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired.

        o Purchases of options on futures contracts may present less risk in hedging a portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs.

        o As in the case of purchases and sales of futures contracts, a Fund may be able to offset declines in the value of portfolio securities, or increases in the cost of securities acquired, through gains realized on its purchases of options on futures.

    o The Funds also may purchase put options on securities or stock indexes for the same types of securities for hedging purposes. The purchase of a put option on a security or stock index permits a Fund to protect against declines in the value of the underlying security or securities in a manner similar to the sale of futures contracts.

    o In addition, the Funds may write call options on portfolio securities or on stock indexes for the purpose of increasing their returns and/or to protect the value of their portfolios.

        o When a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, less related transaction costs, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written.

        o If the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell the security at a disadvantageous price, resulting in losses which may be only partially offset by the amount of the premium.

        o A call option on a security written by a Fund will be covered through ownership of the security underlying the option or through ownership of an absolute and immediate right to acquire such security upon conversion or exchange of other securities held in its portfolio.


Risks in futures and options transactions include the following:

    o There may be a lack of liquidity, which could make it difficult or impossible for a Fund to close out existing positions and realize gains or limit losses.

        The liquidity of a secondary market in futures contracts or options on futures contracts may be adversely affected by "daily price fluctuation limits," established by the exchanges on which such instruments are traded, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the limit in a particular contract has been reached, no further trading in such contract may occur beyond such limit, thus preventing the liquidation of positions, and requiring traders to make additional variation margin payments. Market liquidity in options, futures contracts or options on futures contracts may also be adversely affected by trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

    o The securities held in a Fund's portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

    o A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

    o For options on futures contracts, changes in the value of the underlying futures contract may not be fully reflected in the value of the option.

    o With respect to options and options on futures contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.

    o In writing a covered call option on a security or a stock index, a Fund may incur the risk that changes in the value of the instruments used to cover the position will not correlate precisely with changes in the value of the option or underlying the index or instrument.

    o The opening of a futures position and the writing of an option are transactions that involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.

Additional Information about Specific Types Of Securities
--------------------------------------------------------------------------------

Non-Investment Grade Securities

The Bond Fund may purchase non-investment grade debt securities. In addition, the Bond Fund and the other Funds that purchase debt securities may hold a security that becomes non-investment grade as a result of impairments of the issuer's credit.

Fixed-income securities that are rated in the lower rating categories of the nationally recognized rating services (Ba or lower by Moody's and BB or lower by Standard & Poor's), or unrated securities of comparable quality, are commonly known as non-investment grade securities or "junk bonds". Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in non-investment grade securities involves substantial risk. Junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings, such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders.

Non-investment grade bonds tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed-income securities. Junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the non-investment grade bond market, and the market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices that a Fund may receive for any non-investment grade bonds to be reduced, or might cause a Fund to experience difficulty in liquidating a portion of its portfolio.

The Investment Company currently anticipates than no Fund will invest more than 5% of its total assets in non-investment grade debt securities.

U.S. Government and U.S. Government Agency Obligations

All of the Funds may invest in U.S. Government and U.S. Government agency obligations. Some of these securities also may be considered money market instruments. Some also may be mortgage-backed securities or zero coupon securities.

U.S. Government Obligations: These securities are issued or guaranteed as to principal and interest by the United States Government. They include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes at the time of issuance have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

U.S. Government Agency Obligations: Agencies of the United States Government that issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Student Loan Marketing Association, Maritime Administration, Small Business Administration and the Tennessee Valley Authority. Instrumentalities of the United States Government that issue or guarantee obligations include, among others, Federal Farm Credit Banks, Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Banks for Cooperatives.

Some of the securities issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while others are supported only by the credit of the instrumentality that issued the obligation.

Money Market Instruments

All of the Funds may purchase money market instruments, which include the following.

Certificates of Deposit. Certificates of deposit are generally short term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at fixed interest rate, for which no negotiable certificate is received.

Bankers' Acceptance. A bankers' acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Variable Amount Floating Rate Notes. Variable floating rate notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a weekly basis.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

Treasury Bills. See "U.S. Government and U.S. Government Agency Obligations" above.

Because the Money Market Fund and the other Funds generally will purchase only money market instruments that are rated high quality and have short terms to maturity, these money market instruments are considered to have low levels of market risk and credit risk.

Zero Coupon Securities And Discount Notes; Redeemable Securities

The Bond Fund, and the All America Fund to the extent it invests in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations or by certain U.S. Government agencies.

Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity. The difference between the issue price and the principal amount due at maturity (or the amount due at the expected redemption date in some cases if the securities are callable) is called "original issue discount". A Fund must accrue original issue discount as income, even if the Fund does not actually receive any payment under the security during the accrual period. The purchase price paid for zero coupon securities at the time of issuance, or upon any subsequent resale, reflects a yield-to-maturity required by the purchaser from the purchase date to the maturity date (or expected redemption date).

Foreign Securities

In addition to investing in domestic securities, each of the Funds other than the Equity Index Fund and the Money Market Fund, may invest in securities of foreign issuers, including securities traded outside the United States. Foreign issues guaranteed by domestic corporations are considered to be domestic securities.

The Investment Company has a fundamental investment restriction that limits foreign securities, including foreign exchange transactions, to 20% of a Fund's total assets. (See "Fundamental Investment Restrictions", paragraph 2.) The Investment Company currently anticipates that no Fund will invest more than 10% of its total assets in foreign securities or foreign exchange transactions.

The Investment Company will consider special factors before investing in foreign securities. These include:


    o   changes in currency rates or currency exchange control regulations,


    o   the possibility of expropriation,

    o the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards,

    o   less liquidity and more volatility in foreign securities markets,

    o   the impact of political, social or diplomatic developments, and

    o   the difficulty of assessing economic trends in foreign countries.

The Funds could encounter greater difficulties in bringing legal processes abroad than would be encountered in the United States. In addition, transaction costs in foreign securities may be higher.

American Depositary Receipts

ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. ADRs are not considered foreign securities for purposes of the restriction on the amount of foreign securities.

The Investment  Company will consider  special factors before investing in ADRs:
These include:


    o   changes in currency rates or currency exchange control regulations,


    o   the possibility of expropriation,

    o the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards,

    o   the impact of political, social or diplomatic developments, and

    o   the difficulty of assessing economic trends in foreign countries.


Convertible Securities


The Bond Fund may invest in convertible debt securities. Convertible securities can be converted by the holder into common stock of the issuer, at the price and on the terms set forth by the issuer when the convertible securities are initially sold. Convertible securities normally provide a higher yield than the underlying stock but a lower yield than a fixed-income security without the convertibility feature. The price of the convertible security normally will vary to some degree with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. The price of the convertible security also will vary to some degree inversely with interest rates.



Equipment Trust Certificates


The Bond Fund may invest in equipment trust certificates. The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates.


The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of the equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

The Investment Company currently anticipates that no Fund will invest more than 5% of its total assets in equipment trust certificates.


Asset-Backed Securities


The Bond Fund may invest in securities backed by consumer or credit card loans or other receivables or may purchase interests in pools of such assets.


Changes  in  interest  rates  may  significantly   affect  the  value  of  these
securities, and prepayment rates will impact the yield and price of the securities. A decline in interest rates may result in increases in prepayment, and a Fund will have to invest prepayment proceeds at the prevailing lower interest rates. Asset-backed securities generally are not expected to prepay to the same extent as mortgage-backed securities in such circumstances. An increase in interest rates may result in prepayment at a rate slower than was assumed when the security was purchased. The creditworthiness of an issuer of asset-backed securities also may impact the value of they securities.

The Investment Company currently anticipates that no Fund will:

    o   invest more than 10% of its total assets in asset-backed securities,

    o invest in interest-only strips or principal-only strips of asset-backed securities, or

    o purchase the most speculative series or class of asset-backed securities issues.

Mortgage-Backed Securities


The Bond Fund may invest in mortgage-backed securities. You should refer to the discussion of Mortgage-Backed Securities in the Prospectus under "Details about How Our Funds Invest and Related Risks -- Specific Investments or Strategies and Related Risks".


The Investment Company currently anticipates that no Fund will:

    o invest more than 10% of its total assets in mortgage-backed securities that are not also considered to be U.S. Government or U.S. Government agency securities,

    o   invest   in   interest-only   strips   or   principal-only   strips   of
        mortgage-backed securities, or

    o purchase the most speculative class or series of collateralized mortgage obligation issues or other mortgage-backed securities issues.

Warrants

The All America Fund and Bond Fund may acquire warrants. A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrantholder generally may pay cash for the common stock to be purchased or may surrender principal amount of the related debt security the warrantholder owns equal to the purchase price for the stock.

The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

The Investment Company currently anticipates that no Fund will invest more than 5% of its assets in warrants.

Preferred Stock

The All America Fund and Bond Fund may purchase preferred stock. A corporation may issue a form of equity security called preferred stock. Compared to common stock, preferred stock has advantages in the receipt of dividends and in the receipt of the corporation's assets upon liquidation. Preferred stockholders, however, usually do not have voting rights at meetings of the corporation's shareholders.

An issuer of preferred stock must pay a dividend to holders of preferred stock before it distributes a dividend to holders of common stock. When a corporation issues preferred stock, it sets a dividend rate, or a formula to determine the rate. If a corporation does not have sufficient earnings to pay the specified dividend to preferred stockholders, the unpaid dividend may accrue (cumulate) and become payable when the corporation's earnings increase. Bondholders, in contrast, are entitled to receive interest and principal due, regardless of the issuer's earnings.

Some issues of preferred stock give the holder the right to convert the preferred stock into shares of common stock, when certain conditions are met. A holder of preferred stock that is not convertible, or of preferred stock that is convertible but has not met the conditions for conversion, does not share in the earnings of the issuer other than through the receipt of dividends on the preferred stock. The market value of convertible preferred stock generally fluctuates more than the market value of nonconvertible preferred stock, because the value of the underlying common stock will affect the price of the convertible stock.

Preferred stock has the risk that a corporation may not have earnings from which to pay the dividends as they become due. Even if a corporation is paying dividends, if the dividend rate is fixed (and not variable), changes in interest rates generally will affect the market value of the preferred stock in the same manner as for debt obligations.

The Investment Company presently anticipates that no Fund will invest more than 10% of its assets in preferred stock.

                      FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies and may not be changed without the approval of a majority of the outstanding voting shares of the affected Fund. No Fund will:

1. purchase or sell options or futures except those listed on a domestic exchange;

2 trade in foreign exchange, or invest in securities of foreign issuers if at the time of acquisition more than 20% of its total assets, taken at market value at the time of the investment, would be invested in such securities;

3. make an investment in order to exercise control of management over a company (either singly or together with any other Fund);

4.   underwrite the securities of other companies;

5. make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position;

6. purchase commodities or commodity contracts, except to the extent described in the Prospectus and herein with respect to futures and related options;

7. with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one institution), other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

8. with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

9. issue senior securities, except that each Fund may borrow as described in restriction 13 below (the issuance and sale of options and futures not being considered the issuance of senior securities) and except as permitted by the rules and regulations of the Investment Company Act or an exemption thereunder and with any required approval of the shareholders of the Investment Company;

10. make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of the Fund's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

11. purchase real estate or mortgages directly, except that the All America Fund may buy shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system, and the Bond Fund may buy mortgage-backed debt issues;

12.  purchase any securities  issued by any other  investment  company except as
     permitted  under  the  Investment   Company  Act  and  in  accordance  with
     applicable state law;

13. purchase any security on margin, except for short-term credit necessary for clearance of portfolio transactions or in connection with permitted options and futures contracts, or borrow money, except from banks for temporary purposes, or pledge its assets unless to secure such borrowing. The Funds may borrow money from or pledge their assets to banks in order to transfer funds for various purposes, as required, without interfering with the orderly liquidation of securities in their portfolios, but not for leveraging purposes. Such borrowings may not exceed 5% of the value of a Fund's total assets at market value;

14. make loans, except loans of portfolio securities (not exceeding 30% of the value of its total assets at market value) or loans through entry into repurchase agreements (the purchase of publicly traded debt obligations not being considered the making of a loan);

15. invest more than 10% of its total assets in repurchase agreements or time deposits maturing in more than seven days or in portfolio securities not readily marketable; or

16. purchase oil, gas or mineral interests, except that the Funds may purchase securities of issuers that invest in oil, gas or mineral interests.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation.

                      MANAGEMENT OF THE INVESTMENT COMPANY

The Directors of the Investment Company consist of five individuals, four of whom are not "interested persons" of the Investment Company as defined in the Investment Company Act of 1940. The Directors of the Investment Company are responsible for the overall supervision of the operations of the Investment Company and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940. The Board of Directors elects officers of the Investment Company annually.

The Directors and Officers of the Investment Company and their principal employment are as follows:



                                       Position Held With           Principal Occupations
Name, Address And Age                  Investment Company           During Past Five Years
---------------------                  ------------------           ----------------------
Kevin M. Kearney, age 47               Director                     Partner, Wingate, Kearney & Cullen Brooklyn, NY
(law firm).

Dolores J. Morrissey*, age 71          Chairman of the              President and Chief Executive Officer of
320 Park Avenue                        Board, President and         Mutual of America Securities Corporation
New York, NY 10022                     Director                     ("Distributor") since August 1996;
                                                                    Executive Vice President and Assistant to the
                                                                    President of the Adviser from March 1996 to December
                                                                    1996; prior thereto, President and Chief Executive
                                                                    Officer of the Adviser.

John T. Sharkey, age 63                Director                     Chairman and Chief Executive Officer, Kane,
New York, NY                                                        Saunders & Smart; prior thereto,
                                                                    Vice President -- Corporate National
                                                                    Accounts, MCI Communications.

John R. Silber, age 73                 Director                     Chancellor, Boston University.
Boston, MA

Stanley Shmishkiss, age 80             Director                     Shmishkiss Associates; Chairman Emeritus
Lynn, MA                                                            of the Board of Trustees of the American
                                                                    Cancer Society Foundation.

Patrick J. Waide, Jr., age 61          Director                     Past President, The Drucker Foundation;
New York, New York                                                  Chief Operating Officer,  Sullivan & Company,
                                                                    New York, New York from September 1996
                                                                    to December 1998;  prior thereto, Executive
                                                                    Vice President and Chief Financial Officer of the
                                                                    Bessemer Group, Inc., and Senior Vice
                                                                    President and Chief Financial Officer of
                                                                    Bessemer Securities.

Manfred Altstadt, age 50               Senior Executive Vice        Senior Executive Vice President and Chief
320 Park Avenue                        President and                Financial Officer, Mutual of America Life New
York, NY 10022                         Treasurer                    and American Life.

Patrick A. Burns,  age 53              Senior Executive Vice        Senior Executive Vice President and
320 Park Avenue                        President,  General Counsel  General Counsel of the Adviser,
New York, NY 10022                                                  Mutual of  America Life and American Life.

John Greed, age 40                     Executive Vice President     Executive Vice President and Treasurer,
320 Park Avenue                        and Chief Financial Officer  Mutual of America Life and American Life
New York, NY 10022                                                  since May 1997; Senior Vice President and
                                                                    Deputy Treasurer from July 1996 to May 1997; prior
                                                                    thereto, Partner, Arthur Andersen, LLP.

Stanley M. Lenkowicz, age 57           Senior Vice President,       Senior Vice President and Deputy General
320 Park Avenue                        Deputy General               Counsel, Mutual of America.
New York, NY 10022                     Counsel and Secretary


--------------

* Ms. Morrissey is an "interested person" within the meaning of the Investment Company Act.

The officers and directors of the Investment Company own none of its outstanding shares (as individuals they are not eligible to purchase Fund shares). The Investment Company has no Audit Committee, and the entire Board of Directors fulfills the obligations that an Audit Committee would have.

Set forth below is a table showing compensation paid to the directors during 1998.


                                  Aggregate           Pension or                         Total Compensation from
                              Compensation from  Retirement Benefits     Estimated       Investment Company and
                                 Investment      Accrued as Part of      Benefits            Other Investment
Name of Director                   Company          Fund Expenses     Upon Retirement    Companies in Complex(3)
----------------              -----------------  -------------------  ---------------    -----------------------
Kevin M. Kearney .............   $14,198(2)              None               None                $14,198(2)
Dolores J. Morrissey .........      None(1)              None               None                   None(1)
John T. Sharkey ..............   $14,824(2)              None               None                $14,824(2)
Stanley Shmishkiss ...........   $16,619(2)              None               None                $16,619(2)
John R. Silber ...............   $16,619(2)              None               None                $16,619(2)
Patrick J. Waide, Jr. ........   $14,824(2)              None               None                $14,824(2)

----------
(1) As an employee of an affiliate of the Adviser and an "interested person" of the Investment Company, Ms. Morrissey serves as director of the Investment Company and of Mutual of America Investment Corporation without compensation.

(2) Directors who are not "interested persons" of the Investment Company received from the Investment Company an annual retainer of $10,000 and a fee of $1,000 for each Board or Committee meeting attended in 1999 and will receive an annual retainer of $16,000 and fee of $1,500 for each Board or committee meeting they attend in 2000. In addition, they receive business travel and accident insurance and life insurance coverage of $75,000.


(3) Directors who are not interested persons do not serve on the Board of any other investment company in the same complex as the Investment Company.


At March 31, 2000, Mutual of America Life Insurance Company (Mutual of America Life ) owned 69.5% of the All America Fund's shares, 86.7% of the Bond Fund's shares, 4.3% of the Money Market Fund's shares and 76.2% of the Equity Index Fund's shares. Mutual of America Life and American Life have the right to vote their shares at any meeting of shareholders. Based on their ownership of shares on the date of this Statement of Additional Information, Mutual of America Life will control the outcome of voting by shareholders of the Equity Index Fund, All America Fund, Bond Fund and all of the Funds together. The address for Mutual of America Life and American Life, both of which are New York corporations, is 320 Park Avenue, New York, NY 10022.


                        INVESTMENT ADVISORY ARRANGEMENTS

Investment Adviser. The Investment Company's investment adviser is Mutual of America Capital Management Corporation (the Adviser or Capital Management), an indirect wholly-owned subsidiary of Mutual of America Life. The Adviser's address is 320 Park Avenue, New York, New York 10022. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser provides investment management services to the Investment Company, Mutual of America Investment Corporation and the General Accounts of Mutual of America Life and American Life.

The Adviser provides advisory services for the Investment Company's Funds, in accordance with the Funds' investment policies, objectives and restrictions as set forth in the Prospectus and this Statement of Additional Information. The Adviser has delegated some of its advisory responsibilities for a portion of the All America Fund to the Subadvisers named below. The Adviser's activities are subject at all times to the supervision and approval of the Investment Company's Board of Directors.

Under  the  Investment  Advisory  Agreement,   the  Adviser  agrees  to  provide
investment management services to the Investment Company. These services include:

    o performing investment research and evaluating pertinent economic, statistical and financial data;

    o   consultation  with  the  Investment  Company's  Board of  Directors  and
        furnishing   to   the   Investment    Company's   Board   of   Directors
        recommendations with respect to the overall investment plan;

    o implementation of the overall investment plan, including carrying out decisions to acquire or dispose of investments;

    o   management of investments;

    o reporting to the Investment Company's Board of Directors on a regular basis on the implementation of the investment plan and the management of investments;

    o   maintaining all required records;

    o   making arrangements for the safekeeping of assets; and

    o providing office space facilities, equipment, material and personnel necessary to fulfill its obligations.

The Adviser is responsible for all expenses incurred in performing the investment advisory services, including compensation of officers and payment of office expenses, and for providing investment management services.

Advisory Fees. As compensation for its services to each of the Funds of the Investment Company, the Funds pay the Adviser a fee at the following annual rates of net assets, calculated as a daily charge:

  Equity  Index Fund -- .125%
  All  America  Fund -- .50%
  Bond Fund -- .45%
  Money Market Fund -- .20%

               Investment Advisory Fees Paid by Funds to Adviser*


-----------------------------------------------------------------------------
    Fund                     1999                 1998                1997
=============================================================================
Equity Index*             $ 21,648                  N/A                  N/A
-----------------------------------------------------------------------------
All America               $318,029             $311,258             $291,620
-----------------------------------------------------------------------------
    Bond                  $121,448             $106,164             $ 94,370
-----------------------------------------------------------------------------
Money Market              $ 33,028             $  8,216             $  3,930
-----------------------------------------------------------------------------
 Total Fees               $494,153             $425,638             $389,920
-----------------------------------------------------------------------------

-----------
* The Equity Index Fund began operations on May 3, 1999.


Other Fund Expenses. Each Fund is responsible for paying its advisory fee and other expenses incurred in its operation, including:

    o brokers' commissions, transfer taxes and other fees relating to the Fund's portfolio transactions,

    o   directors' fees and expenses,

    o   fees and expenses of its independent certified public accountants

    o   fees and expenses of its legal counsel,

    o   the  cost  of  the   printing   and  mailing   semi-annual   reports  to
        shareholders, Proxy Statements, Prospectuses, Prospectus Supplements and Statements of Additional Information,

    o the cost of preparation and filing registration statements and amendments thereto,

    o   bank transaction charges and custodian's fees,

    o   any proxy solicitors' fees and expenses,

    o   SEC filing fees,

    o   any federal, state or local income or other taxes,

    o any membership or licensing fees of the Investment Company Institute and similar organizations,

    o   fidelity bond and directors' liability insurance premiums, and

    o any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Expense Reimbursements by the Adviser. The Adviser limits the expenses of each Fund, other than for brokers' commissions, transfer taxes and other fees relating to portfolio transactions and extraordinary expenses, to an annual rate of .85% of the value of net assets of the All America Fund, .70% of the value of net assets of the Bond Fund, .40% of the value of the net assets of the Money Market Fund and .325% of the value of the net assets of the Equity Index Fund. This expense limitation obligation of the Adviser is contractual for 2000 and will renew each year thereafter unless the Adviser notifies the Investment Company of its termination at least two weeks prior to the new year. The Adviser has voluntarily limited the Funds' expenses since the inception of each Fund to the amounts that are now the contractual limits, and the Adviser could discontinue any voluntary reimbursement obligation at any time.


Subadvisers For Portion of the All America Fund. For approximately 20% of the assets of the All America Fund (the Active Assets), the Adviser has entered into Subadvisory Agreements with Fred Alger Management, Inc. (Alger Management) and Oak Associates, Ltd. (Oak Associates) (each a Subadviser, and together the Subadvisers). Each Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940.


Each of the Subadvisers for its portion of the All America Fund provides investment advisory services, including research, making recommendations and regular reports to the Board of Directors of the Investment Company, maintenance of records, and providing all the office space, facilities, equipment, material and personnel necessary to fulfill its obligations under the Subadvisory Agreement. The Subadvisers are subject to the supervision of the Adviser and the Board of Directors of the Investment Company.

Subadvisory Fees. The Adviser, not the Investment Company, pays the Subadvisers for advisory services they provide to the portion of the All America Fund they manage at the following annual rates of net assets, calculated as a daily charge:

    o   Fred Alger Management -- .45%

    o   Oak Associates -- .30%



                       Fees Paid by Adviser to Subadvisers
                              For Past Three Years

---------------------------------------------------------------------------------------------------------------
                  Subadviser                           1999                  1998                   1997
===============================================================================================================
          Fred Alger Management, Inc.                $25,923                $25,762                $23,984
---------------------------------------------------------------------------------------------------------------
             Oak Associates, Ltd.                     $19,346               $18,433                $17,285
---------------------------------------------------------------------------------------------------------------
   Palley-Needelman Asset Management, Inc.*           $17,147               $17,917                $17,131
---------------------------------------------------------------------------------------------------------------
                    Total                             $62,416               $62,112                $58,400
---------------------------------------------------------------------------------------------------------------

------------
* A Subadviser until February 1, 2000

Codes of Ethics. The Investment Company, the Adviser, the Subadvisers and the Securities Corporation have adopted codes of ethics under Rule 17j-1 of the 1940 Act. Persons subject to these codes may not purchase securities in which the Funds may invest unless their purchases have been precleared in accordance with the codes and do not occur not within certain black-out periods imposed under the codes.


                            ADMINISTRATIVE AGREEMENTS

Accounting and Recordkeeping Agent

The Adviser serves as accounting and recordkeeping agent for the Funds. Under its Investment Accounting Agreement with the Investment Company, the Adviser performs accounting and recordkeeping functions related to portfolio transactions as required by the Investment Company Act, provides the Investment Company with accounting and related reports on a periodic basis, and calculates the net asset value of each Fund in the manner described in the Prospectus.

As compensation for its services, the Adviser receives from each Fund a monthly base fee of $500 plus a monthly minimum fee of $2,000, or if an asset-based fee of .0225% of the Investment Company net assets would result in a fee greater than the aggregate of the Fund minimums, the Fund's proportion of the asset-based fee, and is reimbursed for out-of-pocket expenses it incurs in performing its services to the Investment Company. The Adviser has entered into an arrangement with Mutual of America for the provision of investment accounting and recordkeeping, legal and certain other services in connection with the Investment Company.

Transfer Agent

State Street Bank and Trust Company (State Street) serves as transfer agent and dividend disbursing agent for Fund shares. Under its Transfer Agency and Service Agreement with the Investment Company, State Street is obligated to maintain shareholder accounts to reflect purchases and redemptions of Fund shares; prepare and transmit payments for dividends and distributions declared by the Investment Company; mail proxy materials, shareholder reports and prospectuses to current shareholders; and prepare and mail account and confirmation statements for shareholders. State Street's address is P.O. Box 1978, Boston, Massachusetts 02105, Attn: Mutual Fund Services.

For its services, State Street receives from each Fund a monthly maintenance fee based on the number of holders of Fund shares, ranging from a minimum of $1,000 per month for 0-15 shareholders to $2,500 per month for 51-200 shareholders, and a trade processing fee for each trade and is reimbursed for out-of-pocket expenses.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Selection of Brokers and Dealers
--------------------------------------------------------------------------------

The Adviser and each Subadviser are responsible for decisions to buy and sell securities for the Funds of the Investment Company for which they provide services as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid.

    o The Adviser and Subadvisers select broker-dealers which, in their best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates.

    o They may select broker-dealers which provide them with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.

    o When purchasing or selling securities trading on the over-the-counter market, the Adviser and Subadvisers will generally execute the transaction with a broker engaged in making a market for such securities.

    o The Adviser and Subadvisers may place certain orders with their affiliates, subject to the requirements of the 1940 Act.

    o No transactions may be effected by a Fund with an affiliate of the Adviser or a Sub-Adviser acting as principal for its own account.

Brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made. Some brokerage firms routinely provide research and statistical data to their customers, and some firms customarily provide research reports on particular companies and industries to customers that place a certain volume of trades with them.

The Adviser, and each Subadviser, will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. The Adviser, and each Subadviser, uses these services in connection with all of its investment activities, and some of the data or services obtained in connection with the execution of transactions for the Investment Company may be used in managing other investment accounts. Conversely, data or services obtained in connection with transactions in other accounts may be used by the Adviser, and each Subadviser, in providing investment advice to the Investment Company. To the extent that the Adviser, and each Subadviser, uses research and statistical data services so obtained, its expenses may be reduced and such data has therefore been and is one of the factors considered by the Adviser, and each Subadviser, in determining its fee for investment advisory services.

At times, transactions for the Investment Company may be executed together with purchases or sales of the same security for other accounts of the Adviser or a Subadviser. When making concurrent transactions for several accounts, an effort is made to allocate executions fairly among them. Transactions of this type are executed only when the Adviser, or a Subadviser, believes it to be in the best interests of the affected Fund(s), as well as any other accounts involved. However, the possibility exists that concurrent executions may work out to the disadvantage of the Fund(s) involved.


The Investment Company paid aggregate brokerage commissions of $46,772 in 1999, $56,490 in 1998 and $47,705 in 1997.

Commissions to Affiliated Brokers
--------------------------------------------------------------------------------

During the past three years, the Investment Company has paid brokerage commissions to Mutual of America Securities Corporation (Securities Corporation), an affiliate of the Adviser, through an introducing brokerage arrangement with Bear Stearns Securities Corp., and to Fred Alger & Co. (Fred Alger), an affiliate of Alger Management, Inc., as follows:

--------------------------------------------------------------------------------------------------------
                   Year of              Commissions            % of Total       % of Aggregate Dollars
               Payment/Broker              Paid             Commissions Paid        of Transactions
========================================================================================================
 1999 -- Securities Corporation           $     0                    0%                    0%
--------------------------------------------------------------------------------------------------------
 1998 -- Securities Corporation           $     0                    0%                    0%
--------------------------------------------------------------------------------------------------------
 1997 -- Securities Corporation           $ 2,070                 4.15%                  4.0%
--------------------------------------------------------------------------------------------------------
 1999 -- Fred Alger                       $11,843                 25.3%                 16.5%
--------------------------------------------------------------------------------------------------------
 1998 -- Fred Alger                       $15,470                 27.4%                 23.0%
--------------------------------------------------------------------------------------------------------
 1997 -- Fred Alger                       $18,793                 37.6%                 30.8%
--------------------------------------------------------------------------------------------------------



The purchases and sales placed through Fred Alger related primarily to stocks issued by companies with smallermarket capitalizations, for which execution may be more difficult.


Portfolio Turnover
--------------------------------------------------------------------------------

The Adviser and the Subadvisers do not consider portfolio turnover rate to be a limiting factor when they deem it appropriate to purchase or sell securities for a Fund. The portfolio turnover rate for a Fund in any year will depend on market conditions, and the rate may increase depending on market conditions or if a new portfolio manager for a Fund restructures the Fund's holdings. The Insurance Companies' Separate Accounts do not pay taxes on the investment gains of the Funds. As a consequence, the Adviser and Subadvisers do not consider how long a Fund has held a security, or how capital gain upon sale would be characterized, in deciding whether to sell that security.

The Equity Index Fund and the Indexed Assets of the All America Fund each attempt to duplicate the investment results of the S&P 500 Index. As a result, the Adviser anticipates that these Funds will hold investments generally for longer periods than actively managed funds.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Net Asset Value
--------------------------------------------------------------------------------

An investor purchases or redeems shares of a Fund at net asset value. A Fund's net asset value is equal to:

    o   the sum of the value of the securities the Fund holds,

    o plus any cash or other assets, including interest and dividends accrued, and

    o   minus all liabilities, including accrued expenses.

The net asset value of each Fund is determined once daily immediately after the declaration of dividends, if any, and is determined as of the time of the close of the regular trading session on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day during which such Exchange is open for trading.

A Fund's net asset value per share is equal to the Fund's net asset value divided by the number of Fund shares outstanding.

Pricing of Securities Held by the Funds
--------------------------------------------------------------------------------

In determining a Fund's net asset value, the Adviser must value the securities and other assets the Fund owns.

1) If market quotations are readily available for an investment, the Adviser uses market value as follows:

    o An equity security will be valued at the last sale price for the security on the principal exchange on which the security is traded, or at the last bid price on the principal exchange on which such security is traded if such bid price is of a more recent day than the last sale price.

    o   For any  equity  security  not traded on an  exchange  but traded in the
        over-the-counter   market,  the  value  will  be  the  last  sale  price
        available, or if no sale, at the latest available bid price.

    o Debt securities will be valued at a composite fair market value, "evaluated bid," which may be the last sale price, by a valuation service selected by the Adviser and approved by the Investment Company's Board of Directors.

2) If there are any portfolio securities or assets for which marketquotations are not readily available, the Adviser will use fair valuepricing, as determined in good faith by or under the direction of the Boardof Directors of the Investment Company.

3) If a money market security has a remaining maturity of 60 days or less,the Adviser will use the amortized cost method of valuation to approximatemarket value, as follows:

    o A security is initially valued at cost on the date of purchase (or at market value on the 61st day prior to maturity if the security had more than 60 days remaining to maturity at date of purchase by a Fund), and the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium.

    o The maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

    o Market value will be used instead if the amortized cost value is materially different from the actual market value of the security.

4)  For stock options and futures contracts, these valuations apply:


    o Stock options written by a Fund are valued at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on that exchange.

    o When a Fund writes a call option, the amount of the premium is included in the Fund's assets and the market value of the call is included in its liabilities and adjusted thereafter to current market value.

        o If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished.

        o If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

    o A premium a Fund pays on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put.

    o Futures contracts, and options thereon, traded on commodities exchanges are valued at their official settlement price as of the close of such commodities exchanges.

                       TAXATION OF THE INVESTMENT COMPANY


Taxes on Funds' Investment Earnings and Income
--------------------------------------------------------------------------------

Each Fund intends to qualify and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code. A Fund will not owe Federal income tax on the ordinary income and net realized capital gains that it distributes to shareholders, if it qualifies as a regulated investment company and satifies certain minimum income distribution rules.

If the Investment Company were to fail to qualify as a regulated investment company, it would be subject to Federal income tax on the Funds' ordinary income and net realized capital gains, whether or not it distributes the income and gains to shareholders. If the Funds were to pay Federal income tax, their investment performance would be negatively affected.

Section 4982 of the Code imposes an excise tax of 4% on a regulated investment company that does not make a "required distribution" to shareholders of 98% of its ordinary income for each calendar year and 98% of its capital gain income for the one year period ending October 31 of each year, plus certain undistributed income from previous years. Each Fund intends to make the "required distributions" and to thereby avoid the excise tax. If a Fund were to distribute less than the required amount, then the 4% excise tax would apply to the deficiency, which would reduce the investment performance of the Funds.


Income Dividends and Capital Gains Distributions
--------------------------------------------------------------------------------

The Investment Company declares dividend distributions semi-annually (at the end of June and end of December) in the case of net investment income and annually (at the end of December) in the case of net realized short or long-term capital gains. A shareholder's dividend distributions are automatically reinvested in full or fractional shares of the Fund to which they relate, unless the shareholder elects on its application or an amendment to the application either
(1) to receive dividend distributions in cash or, (2) in the case of distributions by the Equity Index, All America and Bond Funds, to purchase shares of the Money Market Fund (in which case the $5,000 minimum is waived).

Cash dividend distributions are paid by wire transfer of Federal funds. Payment of dividends normally will be made on the first business day of the following month at the net asset value as of the last business day of the month in which the dividend distribution is declared. Dividends and other distributions are taxable to a Fund's shareholders even though they are reinvested in additional shares of the Fund.

                            TAXATION OF SHAREHOLDERS

The discussion below provides information that may be helpful to a shareholder, but it is not a detailed explanation of the Federal income tax treatment of a shareholder. In addition, the discussion does not address state, local or foreign taxation. Potential purchasers of shares of a Fund are encouraged to consult their tax advisers regarding specific questions as to Federal, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund as well. Many of the rules set forth below do not apply to not-for-profit organizations and other entities that are not subject to Federal income taxation.

Characterization of Funds' distributions. Dividends paid by a Fund out of its ordinary income and distributions of a Fund's net realized short-term capital gains (jointly, the "ordinary income dividends") are taxable to its shareholders as ordinary income. Distributions made from a Fund's net realized long-term capital gains, including long-term gains from certain transactions in futures and options, (the "capital gain dividends") are taxable to the Fund's shareholders as long-term capital gain.

Passive Foreign Investment Company ("PFIC"). Due to investment laws in certain foreign countries, it is possible that a Fund's investments in equity securities in such countries may consist of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a PFIC for U.S. federal income tax purposes and may be subject to U.S. Federal income tax law in certain circumstances.

Foreign currency gains or losses. Foreign currency gains or losses from certain debt instruments are generally treated as ordinary income or loss. These gains or losses will generally increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if losses of this nature exceed a Fund's other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary income dividend distributions. Any such distribution made before the losses were realized (but in the same taxable year) would be recharacterized as a return of capital to a Fund's shareholders, thereby reducing the shareholders' basis in the Fund's shares, and resulting in a capital gain for any shareholder who received a distribution greater than that shareholder's basis in the Fund's shares (assuming the shares were held as capital assets).

Taxation of Foreign Country Income. Investment income received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. These foreign taxes will reduce the amount of funds available for distributions by a Fund, but are included in the taxable income reported by the Fund's shareholders. Since stock and securities of foreign issuers held by any Fund will be limited, the Fund's shareholders will not be able to claim a credit or deduction for these foreign taxes paid by a Fund.

Redemptions and Exchanges. Redemptions and exchanges of a Fund's shares are taxable events, and shareholders may realize gains or losses on such events. A shareholder's loss realized on a sale or exchange of shares of a Fund will be disallowed if the shareholder acquires other Fund shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Fund shares held for six months or less, which is not disallowed, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares.

Original Issue Discount. The Funds may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and is subject to the distribution requirements of the Internal Revenue Code. A Fund, however, generally will not receive any cash income for the original issue discount income it earns in a taxable year. Accordingly, there is a risk that the Fund may have to sell other securities to satisfy distribution requirements under the Internal Revenue Code. Debt securities that a Fund acquires also may be subject to the market discount rules.

Capital gains rates for entities other than individuals. Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

Dividends  received  deductions.  Certain  corporations  are  entitled  to a 70%
dividends received deduction for distributions from certain domestic corporations. The Equity Index Fund and All America Fund will designate the portion of any distributions that qualify for the 70% dividends received deduction. The amount designated may not exceed the amount received by the Equity Index Fund or All America Fund for its taxable year that qualifies for the dividends received deduction. (Since none of the income of the Bond Fund or the Money Market Fund is expected to be derived from dividends from domestic corporations, it is not anticipated that any portion of the ordinary income dividends of the Bond Fund or the Money Market Fund will qualify for the dividends received deduction.)

Private Foundations. Private foundations and their managers are subject to excise taxes under the Code if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation in carrying out its exempt purposes.

The factors that a foundation manager may take into account in assessing an investment under this standard include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio. A substantial percentage of investments of certain "private operating foundations", as defined in the Code, may be restricted to assets directly devoted to their tax-exempt purposes. Each manager of a private foundation should consult the manager's and the foundation's tax advisers regarding the foregoing considerations.

Endowment Funds. Investment managers of endowment funds should consider whether the acquisition by such funds of shares in the Funds is legally permissible. This is not a matter of federal law, but is determined under applicable state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted in various forms by a large number of states, participation in mutual funds or similar organizations, in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund, is permitted. Each investment manager of an endowment fund should consult the endowment fund's counsel regarding the foregoing considerations.

Retirement Trusts, including Qualified Plans. The Funds may accept investments from tax-qualified pension, profit-sharing or stock bonus plans, governmental plans and units, and Taft-Hartley plans (all such entities hereinafter being referred to as "Retirement Trusts"). A fiduciary of a Retirement Trust other than a governmental plan or unit (a "Qualified Plan") is subject to certain requirements under the Employee Retirement Income Security Act of 1974, as amended (ERISA), including the discharge of duties solely in the interest of, and for the exclusive purpose of providing benefits to, the Qualified Plan's participants and beneficiaries.

In considering an investment in the Funds of a portion of the assets of any Qualified Plan, a fiduciary should consider, among other factors: (a) whether the investment is permitted by the documents and instruments governing the Qualified Plan; (b) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA, if applicable; (c) whether the investment provides sufficient liquidity to permit benefit payments to be made as they become due; (d) whether the investment is for the exclusive purpose of providing benefits to participants and their beneficiaries; and (e) whether the investment may constitute a "prohibited transaction" (within the meaning of Section 406 of ERISA and Section 4975(c) of the Code). Each fiduciary of a Qualified Plan (and any other person subject to ERISA) should consult such person's tax or other advisers regarding the foregoing considerations.

Shareholder Withholding

The Investment Company may be required to withhold for Federal income tax ("back-up withholding") from distributions made and the proceeds of redemptions to a shareholder who is not exempt from back-up withholding, because the shareholder has not provided a correct taxpayer identification number or made required certifications, or when the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding.

Ordinary income dividends paid by a Fund to a shareholder that is a nonresident alien or a foreign entity will be subject to a 30% U.S. withholding tax applicable to foreign persons, unless a reduced rate of withholding or a withholding exemption is provided under applicable law or an applicable tax convention between the United States and a particular foreign country. Foreign shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

                        YIELD AND PERFORMANCE INFORMATION

Performance information is computed separately for each Fund in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

Yield of the Money Market Fund. The Money Market Fund calculates a seven-day "current yield" (eight days when the seventh prior day has no net asset value because the Investment Company is closed on that day) based on a hypothetical shareholder account containing one share at the beginning of the seven-day period. The return is calculated for the period by determining the net change in the hypothetical account's value for the period, excluding capital changes. The net change is divided by the share value at the beginning of the period to give the base period return. This base period return is then multiplied by 365/7 to annualize the yield figure, which is carried to the nearest one-hundredth of one percent.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the Money Market Fund are included in the hypothetical account for the beginning of the period but changes in these items during the period are not included in the value for the end of the period. Income other than investment income is excluded for the period. Values also reflect asset charges (for advisory fees) as well as brokerage fees and other expenses.

Current yields will fluctuate daily. Accordingly, yields for any given seven-day period do not necessarily represent future results. It should be remembered that yield depends on the type, quality, maturities and rates of return of the Money Market Fund's investments, among other factors. The Money Market Fund yield does not reflect the cost of insurance and other insurance company separate account charges. It also should not be compared to the yield of money market funds made available to the general public because they may use a different method to calculate yield. In addition, their yields are usually calculated on the basis of a constant one dollar price per share and they pay out earnings and dividends which accrue on a daily basis.

The following is an example of the calculation of the Money Market Fund's yield for the seven-day period ended December 28, 1999. Yields may fluctuate substantially from the example shown.

      1. Value for December 21, 1999

      2. Value for December 28, 1999 (exclusive of capital changes and any non-investment income)


      3. Net change equals Line 1 subtracted from Line 2

      4. Base period return equals Line 3 divided by Line 1

      5. Current yield equals Line 4 annualized (multiplied by 365/7)

The Money Market Fund calculates effective yield by following Steps 1 - 4 above to obtain a base period return, then compounding the base period return as follows:

              Effective Yield = [(Base Period Return + 1) 365/7] -1

Calculation of Total Return and Average Annual Total Return. Total Return reflects changes in the price of a Fund's shares and assumes that any dividends or capital gains distributions are reinvested in that Fund's shares immediately rather than paid to the investor in cash.

Average Annual Total Return is calculated by finding the average annual compounded rates of return of a hypothetical investment over the periods shown, according to the following formula (Total Return is then expressed as a percentage):

         T = (ERV/P)1/n -1

Where:

         P = a hypothetical  initial  payment of $1,000
         T = average annual total return
         n = number of years
         ERV = ending redeemable value. ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


                           Average Annual Total Return
                      For Periods Ended December 31, 1999*

        Fund                                   One Year         Life of Fund*
        ----                                   --------         -------------
        Equity Index                              N/A                9.0%
        All America                              26.0%              22.8%
        Bond                                     (3.5)%              5.0%
        Money Market                              4.9%               5.1%

                           Cumulative Total Return For
                        Periods Ended December 31, 1999*

        Fund                                   One Year         Life of Fund*
        ----                                   --------         -------------
        Equity Index                              N/A                9.0%
        All America                              26.0%             112.2%
        Bond                                     (3.5)%             19.5%
        Money Market                              4.9%              14.2%

----------
* Dates the Funds commenced operations: All America and Bond Funds -- May 1, 1996; the Money Market Fund -- May 1, 1997; and the Equity Index Fund -- May 3, 1999.


Yield Of The Bond Fund. Yield of the shares of the Bond Fund will be computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per share basis, for a recent one-month or 30-day period and dividing that amount by the net asset value per share of the Fund on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Yield of the Fund will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses allocated to the Fund.

Performance Comparisons. Each Fund may from time to time include the Total Return, the Average Annual Total Return and Yield of its shares in advertisements or in information furnished to shareholders. The Money Market Fund may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders.

Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services ("Lipper") as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis.

Advertisements or information the Investment Company furnishes to current or prospective investors also may include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized. These publications may include Barron's, Business Week, CDA Technologies, Inc., Changing Times, Dow Jones Industrial Average, Financial Planning, Financial World, Forbes, Fortune, Hulbert's Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

In reports or other communications to shareholders, the Investment Company also may describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by the Adviser or any of the Subadvisers derived from such indices or averages.


Comparative Indices for the Funds
--------------------------------------------------------------------------------

The Investment Company compares the performance of each Fund (other than the Money Market Fund) against a widely recognized index or indices for stock or bond market performance, based on the type of securities the Fund purchases. The annual and semi-annual financial reports that the Investment Company prepares will contain graphs with the Funds' performances compared to their indices.

It is not possible for an investor to directly invest in an unmanaged index. Performance comparisons to indices are for informational purposes and do not reflect any actual investment. The Funds pay investment advisory and other expenses that are not applicable to unmanaged indices.

Equity Index Fund And All America Fund: Performance of each of these Funds is compared to the Standard & Poor's Composite Index of 500 Stocks (the S&P 500 Index).

The S&P 500 Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include approximately 400 industrial concerns, as well as financial services, utility and transportation concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

Bond Fund: Performance is compared to the Lehman Brothers Government/Corporate Bond Index (the Lehman Government/Corporate Index).

The Lehman Government/Corporate Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating agency.

                      DESCRIPTION OF CORPORATE BOND RATINGS

Description of Corporate bond ratings of Moody's Investors Services, Inc.:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   --  Bonds  which are rated Aa are  judged to be of high  quality  by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A    --  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa  --  Bonds  which  are  rated  Baa  are   considered   as  medium  grade
         obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   --  Bonds  which are rated Ba are judged to have  speculative  elements;
         their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B    --  Bonds  which  are  rated B  generally  lack  characteristics  of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca   --  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C    --  Bonds  which are  rated C are the  lowest  rated  class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of corporate bond ratings of Standard & Poor's Corporation:

AAA  --  Debt rated AAA has the  highest  rating  assigned by Standard & Poor's.
         Capacity to pay interest and repay principal is very strong.

AA   --  Debt rated AA has a very strong  capacity to pay  interest and repay principal and differs from the higher rated issues only in small degree.

A    --  Debt  rated A has a  strong  capacity  to pay  interest  and  repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB  --  Debt rated BBB is  regarded  as having an  adequate  capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BBB -- Debt rated BB, B, CCC and CC is regarded,  on balance,  as  predominantly
B   -- speculative with respect to the issuer's capacity to pay interest and
CCC -- repay principal in accordance  with the terms of the  obligation.
CC -- BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C   -- The rating C is  reserved  for income  bonds on which no  interest is being paid.

D   -- Debt rated D is in default,  and payment of interest and/or  repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                           DISTRIBUTION OF FUND SHARES

Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022 (the Distributor), an indirect, wholly-owned subsidiary of Mutual of America Life, serves as the principal underwriter and distributor of Fund shares. The Distributor and Mutual of America Life, whose address is 320 Park Avenue, New York, New York 10022, are affiliates of the Adviser.

The Distributor does not receive compensation for distributing Fund shares, and it is not obligated to distribute any specific amount of Fund shares. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Registered representatives of the Distributor, located in 36 field offices throughout the United States, participate in the distribution of shares of the Funds.

Shares of the Fund are offered on a continuous basis. There is no sales charge or deferred sales charge for the purchase of Fund shares.

                                  LEGAL MATTERS

The legal validity of the shares described in the Prospectus has been passed on by Patrick A. Burns, Esq., Senior Executive Vice President and General Counsel of the Investment Company.

                              INDEPENDENT AUDITORS

The financial statements included in this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.


Arthur Andersen LLP have been selected as the independent auditors of the Investment Company for its fiscal year ending December 31, 2000. Their address is 1345 Avenue of the Americas, New York, New York 10105.


                                    CUSTODIAN

The Chase Manhattan Bank, 1285 Avenue of the Americas, New York, New York 10019, acts as Custodian of the Investment Company's assets.

                         USE OF STANDARD & POOR'S INDEX


The Equity Index Fund and the Indexed Assets of the All America Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P). S&P makes no representation or warranty, express or implied, to the owners of the Equity Index Fund, the All America Fund or any member of the public regarding the advisability of investing in securities generally or in the Equity Index Fund or the All America Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Equity Index Fund or the All America Fund. S&P has no obligation to take the needs of the Investment Company or the owners of the Equity Index Fund or the All America Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the net asset values of the Equity Index Fund or the All America Fund, the amount of the shares of the Fund or the timing of the issuance or sale of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Equity Index Fund or the All America Fund.


S&P does not guarantee the accuracy and/or the completeness of the S&P 500 index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the investment company, owners of the equity index fund, or any other person or entity from the use of the S&P 500 index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500 index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibilities of such damages.

                              FINANCIAL STATEMENTS


Financial statements of the Investment Company for the year ended December 31, 1999 are included as follows:

                                                                            Page
                                                                            ----
President's Message .......................................................   29
Portfolio Management Discussions ..........................................   30
Portfolio of Investments in Securities:
  All America Fund ........................................................   32
  Equity Index Fund .......................................................   40
  Bond Fund ...............................................................   45
  Money Market Fund .......................................................   47
Statement of Assets and Liabilities .......................................   48
Statement of Operations ...................................................   49
Statements of Changes in Net Assets .......................................   50
Financial Highlights ......................................................   51
Notes to Financial Statements .............................................   52
Report of Independent Public Accountants ..................................   55

--------------------------------------------------------------------------------
                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                    320 PARK AVENUE, NEW YORK, NEW YORK 10022
--------------------------------------------------------------------------------

Dear Shareholder:

      We are pleased to present the Mutual of America Institutional Funds results for the year ending December 31, 1999. These Funds are designed primarily as investment vehicles for endowments, foundations and other institutional investors.

      The U.S. economy enjoyed an enviable combination of strong Gross Domestic Product growth, low inflation, solid corporate profits and moderate interest rates in 1999. The economy continued its near record expansion as consumer confidence reached an all-time high, due largely to high employment levels and a surging stock market. Global economies stabilized, providing further foundation and fuel for the domestic economy.

      The Federal Reserve, concerned with a strong expanding economy and tight labor markets, responded with three rate increases totaling 75 basis points during 1999. Long rates rose approximately 140 basis points during the year. The strong economy, higher commodity prices and tight labor markets have increased the potential for higher rates going forward.

      The equity market, as represented by the S&P 500 Index, posted a record ninth year of positive return. Technology was the dominant factor across all capitalization levels within the equity markets, as evidenced by the NASDAQ's remarkable 86% return. Investors seeking growth opportunities favored smaller capitalization stocks, allowing them to outperform the steadier, but slower growing, large caps.

                   Total Returns-Year Ended December 31, 1999

      The total return performance of each Fund for the year ended December 31, 1999 was as follows (please note that the Equity Index Fund commenced operations on May 3, 1999):

      All America Fund ........................................      +26.0%
      Equity Index Fund .......................................      + 9.0%
      Bond Fund ...............................................      - 3.5%
      MoneyMarket Fund ........................................      + 4.9%

      All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than when purchased.

      On the pages which immediately follow are brief presentations and graphs for each Fund (except the Money Market Fund and Equity Index Fund) which illustrate each Fund's respective:

      o Historical total return achieved over specified periods, expressed as an annual average rate and as a cumulative rate;

      o Equivalent in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and

      o     Historical  performance  compared  with an  appropriate  index.

      The portfolios of each Fund and financial statements are presented in the pages which then follow.

      Thank you for your continued investment in our Funds.

                                 Sincerely,

                                 /s/ Dolores Morrissey

                                 Dolores Morrissey
                                 Chairman of the Board and President,
                                 Mutual of America Institutional Funds, Inc.

                               EQUITY INDEX FUND

      The Equity Index Fund invests in the 500 stocks which comprise the S&P 500 Index. The S&P 500 is a market-value weighted index of 500 domestic stocks that are traded on the New York Stock Exchange, American Stock Exchange and NASDAQ National Market System. The weightings make each company's influence on the Index's performance directly proportional to that company's market value. The companies included in the Index tend to be industry leaders. The Fund commenced operations effective May 3, 1999. At year-end, the Fund returned 9.0%, which matched the Index's performance for the same time period. The prevailing theme of 1999 was the dominance of technology, which was the best performing sector, returning 54% for the May through December period. For the same period, the Index was outperformed by two other sectors, namely Capital Goods and Consumer Cyclicals. The worst performing sectors were Transportation and Financials. Investor perceptions of possible Federal Reserve actions, a bias toward large cap stocks and a persistent search for growth drove multiple expansion, which contributed two-thirds of annual return.

                                ALL AMERICA FUND

      The All America Fund's investment objective is to outperform the Standard & Poor's 500 Index. The Fund is approximately 60% invested in the 500 stocks that comprise the S&P 500. In 1999, the remaining 40% of the Fund was actively managed by three subadvisors and Mutual of America Capital Management Corporation. Each manager invests approximately 10% of the Fund's assets, using a different investment approach. The four approaches are large cap growth, small cap growth, large cap value and small cap value.

      The Fund returned 26.0% for 1999, exceeding the Index's return of 21.0%. The Fund's 1999 performance reflected investors' continued quest for growth opportunities--both the large and small cap growth portions significantly outperformed the value segments. Nevertheless, the small cap value segment performed strongly. Only the large cap value portion turned in a negative performance.

[The following information was depicted as a line chart in the printed material]

                         GROWTH OF A $10,000 INVESTMENT

                       All America Fund     S & P 500 Index
                       ----------------     ---------------
               May-96      10,000               10,000
               Dec-96      11,043               11,515
               Dec-97      13,909               15,356
               Dec-98      16,835               19,744
               Dec-99      21,218               23,898

------------------------------------------------------
                   All America Fund

                                     Total Return
 Period                 Growth       ------------
 Ended                    of       Cumu-     Annual
 12/31/99              $10,000     lative    Average
 ---------------------------------------------------
 1 Year                 12,603     26.0%     26.0%
 Since 5/1/96
   (Inception)*        $21,218    112.2%     22.8%
------------------------------------------------------

------------------------------------------------------
                     S&P 500 Index

                                     Total Return
 Period                 Growth       ------------
 Ended                    of       Cumu-     Annual
 12/31/99              $10,000     lative    Average
 ---------------------------------------------------
 1 Year                 12,104     21.0%     21.0%
 Since 5/1/96
   (Inception)         $23,898    139.0%     26.8%
------------------------------------------------------

The line representing the performance return of the All America Fund includes expenses, such as transaction costs, management fees and expenses, that reduce returns, while the performance return line of the index does not.

                               MONEY MARKET FUND

      The Money Market Fund's investment objective is the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. Through investing in high quality commercial paper and other short-term instruments, the Fund returned 4.9% for 1999. Short-term rates rose substantially during the year, allowing the Fund to achieve a higher current return in December than was available from similar maturities the previous January. The seven-day effective yield as of February 15, 2000 is 5.6%. As with all performance reportings, this yield is not necessarily indicative of future annual yields.

                                    BOND FUND

      The Bond Fund seeks a high level of return consistent with the preservation of capital through investments in publicly traded debt securities. The Fund primarily invests in corporate and U.S. Government agency securities, which yield more than U.S. Treasury issues. The Fund's benchmark, the Lehman Bros. Government/Corporate Bond Index, had a rare negative return for 1999, as did the Bond Fund. Fears of inflation, fed by a strong domestic economy, a booming stock market, and higher oil prices, depressed bond returns. The inability of coupon income to keep pace with interest rate increases further damaged prospects for bond returns. The Fund's overemphasis on corporate bonds, relative to its benchmark index, caused it to slightly underperform since Government securities did better than the corporates held by the Fund.

[The following information was depicted as a line chart in the printed material]

                         GROWTH OF A $10,000 INVESTMENT

                                         Lehman Brothers Gov't/
                           Bond Fund       Corp Bond Index
                           ---------       ---------------
                 May-96      10,000            10,000
                 Dec-96      10,501            10,610
                 Dec-97      11,435            11,646
                 Dec-98      12,379            12,748
                 Dec-99      11,948            12,474

------------------------------------------------------
                       Bond Fund

                                     Total Return
 Period                 Growth       ------------
 Ended                    of       Cumu-     Annual
 12/31/99              $10,000     lative    Average
 ---------------------------------------------------
 1 Year                $ 9,652     -3.5%     -3.5%
 Since 5/1/96
   (Inception)*        $11,948     19.5%      5.0%
------------------------------------------------------

------------------------------------------------------
        Lehman Brothers Gov't./Corp. Bond Index

                                     Total Return
 Period                 Growth       ------------
 Ended                    of      Cumu-      Annual
 12/31/99              $10,000    lative     Average
 ---------------------------------------------------
 1 Year                $ 9,785     -2.2%     -2.2%
 Since 5/1/96
   (Inception)         $12,474     24.7%      6.2%
------------------------------------------------------

The line representing the performance return of the Bond Fund includes expenses, such as transaction costs, management fees and expenses, that reduce returns, while the performance return line of the index does not.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               December 31, 1999

                                                           Shares         Value
                                                           ------         -----
INDEXED ASSETS:
COMMON STOCKS
   3Com Corp. ....................................          1,146     $   53,862
   Abbott Laboratories ...........................          5,112        185,630
   Adaptec, Inc. .................................            347         17,307
   ADC Telecommunications, Inc. ..................            502         36,426
   Adobe Systems, Inc. ...........................            410         27,573
   Advanced Micro Devices, Inc. ..................            495         14,324
   AES Corp. .....................................            692         51,727
   Aetna, Inc. ...................................            503         28,074
   Aflac, Inc. ...................................            893         42,138
   Air Products & Chemicals, Inc. ................            771         25,877
   Alberto-Culver Co. Cl B .......................             78          4,595
   Albertson's, Inc. .............................          1,413         45,569
   Alcan Aluminum Ltd. ...........................            728         29,985
   ALCOA, Inc. ...................................          1,232        102,256
   Allegheny Technologies, Inc. ..................            320          7,180
   Allergan, Inc. ................................            426         21,194
   Allied Waste Industries, Inc. .................            633          5,578
   Allstate Corp. ................................          2,683         64,392
   Alltel Corp. ..................................          1,026         84,837
   Alza Corp. ....................................            341         11,807
   Amerada Hess Corp. ............................            304         17,252
   Ameren Corp. ..................................            461         15,098
   America Online, Inc. ..........................          7,447        561,783
   American Electric Power, Inc. .................            650         20,881
   American Express Co. ..........................          1,510        251,038
   American General Corp. ........................            837         63,507
   American Greetings Corp. Cl A .................            217          5,127
   American Home Products Corp. ..................          4,337        171,040
   American Int'l. Group, Inc. ...................          5,142        555,979
   Amgen, Inc. ...................................          3,393        203,792
   AMR Corp. .....................................            506         33,902
   Amsouth Bancorporation ........................          1,322         25,531
   Anadarko Petroleum Corp. ......................            428         14,606
   Analog Devices, Inc. ..........................            581         54,033
   Andrew Corp. ..................................            276          5,227
   Anheuser-Busch Cos., Inc. .....................          1,571        111,345
   Aon Corp. .....................................            861         34,440
   Apache Corp. ..................................            383         14,147
   Apple Computer, Inc. ..........................            541         55,622
   Applied Materials, Inc. .......................          1,262        159,880
   Archer-Daniels-Midland Co. ....................          2,021         24,631
   Armstrong World Inds., Inc. ...................            129          4,305
   Ashland, Inc. .................................            243          8,004
   Associates First Capital Corp. Cl A ...........          2,447         67,140
   AT&T Corp. ....................................         10,613        538,610
   Atlantic Richfield Co. ........................          1,083         93,680
   Autodesk, Inc. ................................            191          6,446
   Automatic Data Processing, Inc. ...............          2,079        112,006
   AutoZone, Inc. ................................            500         16,156
   Avery Dennison Corp. ..........................            382         27,838
   Avon Products, Inc. ...........................            805         26,565
   Baker Hughes, Inc. ............................          1,105         23,274
   Ball Corp. ....................................            100          3,938
   Bank of America Corp. .........................          5,670        284,563
   Bank of New York Co., Inc. ....................          2,471         98,840
   Bank One Corp. ................................          3,809        122,126
   Bard (C.R.), Inc. .............................            165          8,745
   Barrick Gold Corp. ............................          1,310         23,171
   Bausch & Lomb, Inc. ...........................            193         13,208
   Baxter International, Inc. ....................            978         61,431
   BB & T Corp. ..................................          1,074         29,401
   Bear Stearns Cos., Inc. .......................            411         17,570
   Becton Dickinson & Co. ........................            841         22,497
   Bed Bath & Beyond, Inc. .......................            469         16,298
   Bell Atlantic Corp. ...........................          5,158        317,539

                                                           Shares         Value
                                                           ------         -----
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   BellSouth Corp. ...............................          6,252     $  292,672
   Bemis, Inc. ...................................            169          5,894
   Best Buy, Inc. ................................            685         34,378
   Bestfoods .....................................            937         49,251
   Bethlehem Steel Corp. .........................            440          3,685
   Biomet, Inc. ..................................            378         15,120
   Black & Decker Corp. ..........................            284         14,839
   Block (H. & R.), Inc. .........................            328         14,350
   BMC Software, Inc. ............................            804         64,270
   Boeing Co. ....................................          3,104        129,010
   Boise Cascade Corp. ...........................            192          7,776
   Boston Scientific Corp. .......................          1,390         30,406
   Briggs & Stratton Corp. .......................             75          4,022
   Bristol-Myers Squibb Co. ......................          6,589        422,931
   Brown-Forman Corp. Cl B .......................            222         12,710
   Brunswick Corp. ...............................            310          6,898
   Burlington Northern Santa Fe Corp. ............          1,518         36,812
   Burlington Resources, Inc. ....................            731         24,169
   Cabletron Systems, Inc. .......................            585         15,210
   Campbell Soup Co. .............................          1,421         54,975
   Capital One Financial Corp. ...................            664         31,997
   Cardinal Health, Inc. .........................            915         43,806
   Carnival Corp. ................................          2,061         98,542
   Carolina Power & Light Co. ....................            536         16,315
   Caterpillar, Inc. .............................          1,195         56,240
   CBS Corp. .....................................          2,532        161,890
   Cendant Corp. .................................          2,362         62,741
   Centex Corp. ..................................            192          4,740
   Central & South West Corp. ....................            715         14,300
   CenturyTel, Inc. ..............................            469         22,219
   Ceridian Corp. ................................            486         10,479
   Champion International Corp. ..................            323         20,006
   Charles Schwab Corp. ..........................          2,748        105,455
   Chase Manhattan Corp. .........................          2,739        212,786
   Chevron Corp. .................................          2,204        190,922
   Chubb Corp. ...................................            592         33,337
   CIGNA Corp. ...................................            625         50,352
   Cincinnati Financial Corp. ....................            555         17,309
   CINergy Corp. .................................            534         12,883
   Circuit City Group, Inc. ......................            675         30,417
   Cisco Systems, Inc. ...........................         10,865      1,163,913
   Citigroup, Inc. ...............................         11,199        622,244
   Citrix Systems, Inc. ..........................            295         36,285
   Clear Channel Communications, Inc. ............          1,134        101,210
   Clorox Co. ....................................             93         39,947
   CMS Energy Corp. ..............................            397         12,381
   Coastal Corp. .................................            717         25,409
   Coca-Cola Co. .................................          8,204        477,883
   Coca-Cola Enterprises, Inc. ...................           ,428         28,739
   Colgate-Palmolive Co. .........................          1,959        127,335
   Columbia Energy Group .........................            270         17,078
   Columbia/HCA Healthcare Corp. .................          1,896         55,576
   Comcast Corp. Cl A ............................          2,518        127,316
   Comerica, Inc. ................................            525         24,511
   Compaq Computer Corp. .........................          5,646        152,795
   Computer Associates Intl., Inc ................          1,806        126,307
   Computer Sciences Corp. .......................            538         50,908
   Compuware Corp. ...............................          1,200         44,700
   Comverse Technology Inc. ......................            235         34,016
   Conagra, Inc. .................................          1,640         37,003
   Conoco, Inc. ..................................          2,107         52,412
   Conseco, Inc. .................................          1,099         19,645
   Consolidated Edison, Inc. .....................            743         25,634
   Consolidated Natural Gas Co. ..................            322         20,910
   Consolidated Stores Corp. .....................            370          6,013

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                               December 31, 1999

                                                           Shares         Value
                                                           ------         -----
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   Constellation Energy Group, Inc. ..............            503     $   14,587
   Cooper Industries, Inc. .......................            317         12,819
   Cooper Tire & Rubber Co. ......................            255          3,968
   Coors (Adolph) Co. Cl B .......................            118          6,195
   Corning, Inc. .................................            822        105,987
   Costco Wholesale Corp. ........................            742         67,708
   Countrywide Credit Industries, Inc. ...........            379          9,570
   Crane Co. .....................................            222          4,412
   Crown Cork & Seal, Inc. .......................            411          9,196
   CSX Corp. .....................................            731         22,935
   Cummins Engine Co., Inc. ......................            135          6,522
   CVS Corp. .....................................          1,316         52,558
   Dana Corp. ....................................            557         16,675
   Danaher Corp. .................................            478         23,064
   Darden Restaurants, Inc. ......................            444          8,048
   Dayton-Hudson Corp. ...........................          1,486        109,128
   Deere & Co. ...................................            785         34,049
   Dell Computer Corp. ...........................          8,439        430,389
   Delphi Automotive Systems Corp ................          1,899         29,909
   Delta Air Lines, Inc. .........................            441         21,967
   Deluxe Corp. ..................................            251          6,887
   Dillard's Inc. Cl A ...........................            359          7,247
   Disney (Walt) Co. .............................          6,850        200,363
   Dollar General Corp. ..........................            883         20,088
   Dominion Resources, Inc. ......................            645         25,316
   Donnelley (R.R.) & Sons Co. ...................            429         10,645
   Dover Corp. ...................................            700         31,763
   Dow Chemical Co. ..............................            739         98,749
   Dow Jones & Co., Inc. .........................            305         20,740
   DTE Energy Co. ................................            487         15,280
   Du Pont (E.I.) de Nemours & Co ................          3,469        228,536
   Duke Energy Corp. .............................          1,226         61,453
   Dun & Bradstreet Corp. ........................            541         15,960
   Eastern Enterprises ...........................             85          4,882
   Eastman Chemical Co. ..........................            256         12,208
   Eastman Kodak Co. .............................          1,063         70,424
   Eaton Corp. ...................................            243         17,648
   Ecolab, Inc. ..................................            435         17,019
   Edison International ..........................          1,167         30,561
   El Paso Energy Corp. ..........................            766         29,730
   Electronic Data Systems Corp. .................          1,564        104,690
   EMC Corp. .....................................          3,405        371,996
   Emerson Electric Co. ..........................          1,460         83,768
   Engelhard Corp. ...............................            423          7,984
   Enron Corp. ...................................          2,399        106,456
   Entergy Corp. .................................            829         21,347
   Equifax, Inc. .................................            483         11,381
   Exxon Mobil Corp. .............................         11,471        924,133
   Fannie Mae ....................................          3,405        212,600
   FDX Corp. .....................................            999         40,897
   Federated Department Stores, Inc. .............            701         35,444
   Federal Home Loan Mortgage Corp. ..............          2,336        109,938
   Fifth Third Bancorp ...........................          1,014         74,402
   First Data Corp. ..............................          1,392         68,643
   First Union Corp. .............................          3,281        107,658
   Firstar Corp. .................................          3,256         68,783
   FirstEnergy Corp. .............................            786         17,832
   FleetBoston Financial Corp. ...................          3,041        105,865
   Fleetwood Enterprises, Inc. ...................            112          2,310
   Florida Progress Corp. ........................            330         13,963
   Fluor Corp. ...................................            255         11,698
   FMC Corp. .....................................            102          5,846
   Ford Motor Co. ................................          4,012        214,391
   Fort James Corp. ..............................            743         20,340

                                                           Shares         Value
                                                           ------         -----
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   Fortune Brands, Inc. ..........................            559     $   18,482
   Foster Wheeler Corp. ..........................            132          1,172
   FPL Group, Inc. ...............................            602         25,773
   Franklin Resources, Inc. ......................            847         27,157
   Freeport-McMoran Copper & Gold,
      Inc. Cl B ..................................            549         11,598
   Gannett Co., Inc. .............................            940         76,669
   Gap, Inc. .....................................          2,844        130,824
   Gateway, Inc. .................................          1,052         75,810
   General Dynamics Corp. ........................            669         35,290
   General Electric Co. ..........................         10,898      1,686,466
   General Instrument Corp. ......................            583         49,555
   General Mills, Inc. ...........................          1,027         36,715
   General Motors Corp. ..........................          2,126        154,534
   Genuine Parts Co. .............................            602         14,937
   Georgia-Pacific Group .........................            576         29,232
   Gillette Co. ..................................          3,563        146,751
   Global Crossing Ltd. ..........................          2,521        126,050
   Golden West Financial Corp. ...................            552         18,492
   Goodrich (B.F.) Co. ...........................            369         10,148
   Goodyear Tire & Rubber Co. ....................            525         14,798
   GPU, Inc. .....................................            422         12,634
   Grainger (W.W.), Inc. .........................            314         15,013
   Great Atlantic & Pacific Tea, Inc .............            124          3,457
   Great Lakes Chemical Corp. ....................            191          7,294
   GTE Corp. .....................................          3,228        227,776
   Guidant Corp. .................................          1,015         47,705
   Halliburton Holdings Co. ......................          1,483         59,691
   Harcourt General, Inc. ........................            230          9,258
   Harrah's Entertainment, Inc. ..................            431         11,395
   Hartford Financial Svs Gp, Inc ................            759         35,958
   Hasbro, Inc. ..................................            654         12,467
   HealthSouth Corp. .............................          1,283          6,896
   Heinz (H.J.) Co. ..............................          1,204         47,934
   Helmerich & Payne, Inc. .......................            163          3,555
   Hercules, Inc. ................................            356          9,924
   Hershey Food Corp. ............................            469         22,278
   Hewlett-Packard Co. ...........................          3,404        387,843
   Hilton Hotels Corp. ...........................          1,239         11,925
   Home Depot, Inc. ..............................          7,647        524,297
   Homestake Mining Co. ..........................            874          6,828
   Honeywell International, Inc. .................          2,652        152,988
   Household International Corp. .................          1,562         58,185
   Humana, Inc. ..................................            563          4,610
   Huntington Bancshares, Inc. ...................            774         18,479
   Ikon Office Solutions, Inc. ...................            501          3,413
   Illinois Tool Works, Inc. .....................          1,008         68,103
   IMS Health, Inc. ..............................          1,051         28,574
   Inco Ltd. .....................................            645         15,158
   Ingersoll Rand Co. ............................            555         30,560
   Intel Corp. ...................................         11,115        914,903
   Intl. Business Machines Corp. .................          5,987        646,596
   Intl. Flavors & Fragrances, Inc. ..............            357         13,477
   International Paper Co. .......................          1,390         78,448
   Interpublic Group of Cos., Inc. ...............            948         54,688
   ITT Industries, Inc. ..........................            295          9,864
   Jefferson-Pilot Corp. .........................            354         24,161
   Johnson & Johnson .............................          4,619        430,144
   Johnson Controls, Inc. ........................            287         16,323
   Jostens, Inc. .................................            111          2,699
   Kansas City Southern Inds., Inc. ..............            371         27,686
   Kaufman & Broad Home Corp. ....................            154          3,725
   Kellogg Co. ...................................          1,362         41,967
   Kerr-McGee Corp. ..............................            290         17,980

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                               December 31, 1999

                                                           Shares         Value
                                                           ------         -----
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   KeyCorp .......................................          1,508     $   33,365
   Kimberly Clark Corp. ..........................          1,790        116,798
   KLA-Tencor Corp. ..............................            296         32,967
   Kmart Corp. ...................................          1,659         16,694
   Knight-Ridder, Inc. ...........................            272         16,184
   Kohl's Corp. ..................................            547         39,487
   Kroger Co. ....................................          2,787         52,605
   Legget & Platt, Inc. ..........................            661         14,170
   Lehman Brothers Holdings, Inc. ................            403         34,129
   Lexmark Intl. Group Inc. Cl A .................            433         39,187
   Lilly (Eli) & Co. .............................          3,622        240,863
   Limited, Inc. .................................            719         31,142
   Lincoln National Corp. ........................            668         26,720
   Liz Claiborne, Inc. ...........................            203          7,638
   Lockheed Martin Corp. .........................          1,328         29,050
   Loews Corp. ...................................            361         21,908
   Longs Drug Stores Corp. .......................            126          3,252
   Louisiana-Pacific Corp. .......................            361          5,144
   Lowe's Companies, Inc. ........................          1,282         76,600
   LSI Logic Corp. ...............................            495         33,413
   Lucent Technologies, Inc. .....................         10,406        778,499
   Mallinckrodt, Inc. ............................            231          7,349
   Manor Care, Inc. ..............................            360          5,760
   Marriott International, Inc Cl A ..............            836         26,386
   Marsh & McLennan Co., Inc. ....................            887         84,875
   Masco Corp. ...................................          1,488         37,758
   Mattel, Inc. ..................................          1,412         18,533
   May Department Stores Co. .....................          1,123         36,217
   Maytag Corp. ..................................            284         13,632
   MBIA, Inc. ....................................            336         17,745
   MBNA Corp. ....................................          2,663         72,567
   McDermott International, Inc. .................            191          1,731
   McDonald's Corp. ..............................          4,497        181,285
   McGraw-Hill Cos., Inc. ........................            661         40,734
   MCI WorldCom, Inc. ............................          9,441        500,963
   McKesson HBOC, Inc. ...........................            945         21,322
   Mead Corp. ....................................            344         14,943
   MediaOne Group, Inc. ..........................          2,038        156,544
   Medtronic, Inc. ...............................          3,943        143,673
   Mellon Financial Corp. ........................          1,689         57,532
   Merck & Co., Inc. .............................          7,764        520,673
   Meredith Corp. ................................            169          7,045
   Merrill Lynch & Co., Inc. .....................          1,242        103,707
   MGIC Investment Corp. .........................            367         22,089
   Micron Technology, Inc. .......................            896         69,664
   Microsoft Corp. ...............................         17,150      2,002,225
   Milacron, Inc. ................................            119          1,830
   Millipore Corp. ...............................            142          5,485
   Minnesota Mining & Mfg. Co. ...................          1,353        132,425
   Mirage Resorts, Inc. ..........................            668         10,229
   Molex, Inc. ...................................            521         29,534
   Monsanto Co. ..................................          2,129         75,846
   Morgan (J.P.) & Co., Inc. .....................            590         74,709
   Morgan Stanley Dean Witter & Co. ..............          1,850        264,088
   Motorola, Inc. ................................          2,040        300,390
   Nabisco Group Holdings Corp. ..................          1,096         11,645
   NACCO Industries, Inc. Cl A ...................             26          1,445
   National City Corp. ...........................          2,077         49,199
   National Semiconductor Corp. ..................            564         24,146
   National Service Industries ...................            134          3,953
   Navistar International Corp. ..................            217         10,280
   Network Appliance, Inc. .......................            494         41,033
   New Century Energies, Inc. ....................            387         11,755
   New York Times Co. Cl A .......................            585         28,738

                                                           Shares         Value
                                                           ------         -----
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   Newell Rubbermaid, Inc. .......................            947     $   27,463
   Newmont Mining Corp. ..........................            563         13,794
   Nextel Communications, Inc. Cl A ..............          1,215        125,297
   Niagara Mohawk Holdings, Inc. .................            630          8,781
   Nicor, Inc. ...................................            154          5,005
   Nike, Inc. Cl B ...............................            945         46,837
   Nordstrom, Inc. ...............................            471         12,334
   Norfolk Southern Corp. ........................          1,278         26,199
   Nortel Networks Corp ..........................          4,460        450,460
   Northern States Power Co. .....................            518         10,101
   Northern Trust Corp. ..........................            750         39,750
   Northrop Grumman Corp. ........................            233         12,597
   Novell, Inc. ..................................          1,126         44,970
   Nucor Corp. ...................................            293         16,060
   Occidental Petroleum Corp. ....................          1,221         26,404
   Office Depot, Inc. ............................          1,093         11,955
   Old Kent Financial Corp. ......................            399         14,115
   Omnicom Group, Inc. ...........................            596         59,600
   Oneok, Inc. ...................................            102          2,563
   Oracle Corp. ..................................          4,729        529,944
   Owens Corning .................................            175          3,380
   Owens-Illinois, Inc. ..........................            524         13,133
   Paccar, Inc. ..................................            263         11,654
   Pactiv Corp. ..................................            573          6,088
   Paine Webber Group, Inc. ......................            489         18,979
   Pall Corp. ....................................            417          8,992
   Parametric Technology Corp. ...................            905         24,492
   Parker Hannifin Corp. .........................            365         18,729
   Paychex, Inc. .................................            826         33,040
   PE Corp-PE Biosystems Group ...................            343         41,267
   Peco Energy Co. ...............................            627         21,788
   Penney (J.C.) Co., Inc. .......................            886         17,665
   Peoples Energy Corp. ..........................            114          3,819
   Peoplesoft, Inc. ..............................            817         17,412
   Pep Boys-Manny, Moe & Jack ....................            170          1,551
   PepsiCo, Inc. .................................          4,835        170,434
   Perkin Elmer, Inc. ............................            145          6,045
   Pfizer, Inc. ..................................         12,858        417,081
   PG & E Corp. ..................................          1,290         26,445
   Pharmacia & Upjohn, Inc. ......................          1,703         76,635
   Phelps Dodge Corp. ............................            297         19,958
   Phillip Morris Cos., Inc. .....................          7,859        182,231
   Phillips Petroleum Co. ........................            851         39,997
   Pinnacle West Capital Corp. ...................            285          8,710
   Pitney Bowes, Inc. ............................            899         43,433
   Placer Dome, Inc. .............................          1,094         11,761
   PNC Bank Corp. ................................            977         43,477
   Polaroid Corp. ................................            142          2,671
   Potlatch Corp. ................................             94          4,195
   PP&L Resources, Inc. ..........................            477         10,911
   PPG Industries, Inc. ..........................            583         36,474
   Praxair, Inc. .................................            536         26,968
   Price (T. Rowe) Associates ....................            408         15,071
   Proctor & Gamble Co. ..........................          4,365        478,240
   Progressive Corp. of Ohio .....................            245         17,916
   Providian Financial Corp. .....................            476         43,346
   Public Svc. Enterprise Group, Inc. ............             37         25,657
   Pulte Corp. ...................................            140          3,150
   Quaker Oats Co. ...............................            450         29,531
   Qualcomm, Inc. ................................          2,156        379,995
   Quintiles Transnational Corp. .................            386          7,213
   Ralston Purina Co. ............................          1,087         30,300
   Raytheon Co. Cl B .............................          1,135         30,148
   Reebok International Ltd. .....................            182          1,490

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                               December 31, 1999

                                                           Shares         Value
                                                           ------         -----
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   Regions Financial Corp. .......................            752     $   18,894
   Reliant Energy, Inc. ..........................            994         22,738
   Republic New York Corp. .......................            352         25,344
   Reynolds Metals Co. ...........................            208         15,938
   Rite-Aid Corp. ................................            870          9,733
   Rockwell Intl., Corp. .........................            643         30,784
   Rohm & Haas Co. ...............................            732         29,783
   Rowan Cos., Inc. ..............................            271          5,877
   Royal Dutch Petroleum Co. N.Y .................          7,122        430,436
   Russell Corp. .................................            110          1,843
   Ryder System, Inc. ............................            216          5,279
   Safeco Corp. ..................................            442         10,995
   Safeway, Inc. .................................          1,715         60,990
   Sara Lee Corp. ................................          3,036         66,982
   SBC Communications, Inc. ......................         11,331        552,386
   Schering-Plough Corp. .........................          4,879        205,833
   Schlumberger, Ltd. ............................          1,840        103,500
   Scientific-Atlanta, Inc. ......................            257         14,296
   Scottish Power plc - ADR ......................              *             11
   Seagate Technology ............................            700         32,594
   Seagram Ltd. ..................................          1,453         65,294
   Sealed Air Corp. New ..........................            281         14,559
   Sears Roebuck & Co. ...........................          1,278         38,899
   Sempra Energy .................................            808         14,039
   Service Corp. International ...................            914          6,341
   Shared Medical Systems Corp. ..................             86          4,381
   Sherwin-Williams Co. ..........................            569         11,949
   Sigma-Aldrich Corp. ...........................            339         10,191
   Silicon Graphics, Inc. ........................            634          6,221
   SLM Holding Corp. .............................            541         22,857
   Snap-On, Inc. .................................            211          5,605
   Solectron Corp. ...............................            984         93,603
   Southern Co. ..................................          2,236         52,546
   Southtrust Corp ...............................            563         21,288
   Southwest Airlines Co. ........................          1,694         27,422
   Springs Industries, Inc. ......................             58          2,316
   Sprint Corp. (FON Group) ......................          2,915        196,216
   Sprint Corp. (PCS Group) ......................          1,431        146,678
   St. Jude Medical, Inc. ........................            284          8,715
   St. Paul Companies, Inc. ......................            762         25,670
   Stanley Works .................................            299          9,007
   Staples, Inc. .................................          1,562         32,412
   State Street Corp. ............................            542         39,600
   Summit Bancorp ................................            595         18,222
   Sun Microsystems, Inc. ........................          5,200        402,675
   Sunoco, Inc. ..................................            304          7,144
   Suntrust Banks, Inc. ..........................          1,081         74,386
   Supervalu, Inc. ...............................            467          9,340
   Synovus Financial Corp. .......................            912         18,126
   Sysco Corp. ...................................          1,112         43,994
   Tandy Corp. ...................................            649         31,923
   Tektronix, Inc. ...............................            153          5,948
   Tellabs, Inc. .................................          1,316         84,471
   Temple-Inland, Inc. ...........................            180         11,869
   Tenet Healthcare Corp. ........................          1,043         24,511
   Teradyne, Inc. ................................            575         37,950
   Texaco, Inc. ..................................          1,857        100,858
   Texas Instruments, Inc. .......................          2,640        255,750
   Texas Utilities Co. ...........................            929         33,038

                                                           Shares         Value
                                                           ------         -----
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   Textron, Inc. .................................            505     $   38,727
   Thermo Electron Corp. .........................            531          7,965
   Thomas & Betts Corp. ..........................            183          5,833
   Time Warner, Inc. .............................          4,273        309,525
   Times Mirror Co. ..............................            201         13,467
   Timken Co. ....................................            201          4,108
   TJX Companies .................................          1,030         21,051
   Torchmark Corp. ...............................            447         12,991
   Tosco Corp. ...................................            478         12,996
   Toys R Us, Inc. ...............................            832         11,908
   Transocean Sedco Forex, Inc. ..................            356         12,000
   Tribune Co. ...................................            796         43,830
   Tricon Global Restaurants Inc. ................            516         19,931
   TRW, Inc. .....................................            407         21,139
   Tupperware Corp. ..............................            186          3,150
   Tyco International Ltd. .......................          5,623        218,594
   U.S. Bancorp ..................................          2,417         57,555
   U.S. West, Inc. ...............................          1,696        122,112
   Unicom Corp. ..................................            730         24,455
   Unilever N.V ..................................          1,921        104,574
   Union Carbide Corp. ...........................            448         29,904
   Union Pacific Corp. ...........................            833         36,340
   Union Pacific Resources Group, Inc. ...........            846         10,787
   Union Planters Corp. ..........................            480         18,930
   Unisys Corp. ..................................          1,028         32,832
   United Healthcare Corp. .......................            582         30,919
   United Technologies Corp. .....................          1,618        105,170
   Unocal Corp. ..................................            814         27,320
   UNUMProvident Corp. ...........................            802         25,714
   US Airways Group Inc. .........................            237          7,599
   UST, Inc. .....................................            585         14,735
   USX-Marathon Group ............................          1,037         25,601
   USX-U.S. Steel Group ..........................            297          9,801
   V F Corp. .....................................            399         11,970
   Viacom, Inc. Cl B .............................          2,341        141,484
   Vulcan Materials Co. ..........................            336         13,419
   W.R. Grace & Co. ..............................            239          3,316
   Wachovia Corp. ................................            680         46,240
   Wal-Mart Stores, Inc. .........................         14,781      1,021,737
   Walgreen Co. ..................................          3,333         97,490
   Warner-Lambert Co. ............................          2,872        235,325
   Washington Mutual, Inc. .......................          1,946         50,596
   Waste Management, Inc. ........................          2,081         35,767
   Watson Pharmaceuticals, Inc. ..................            322         11,532
   Wellpoint Health Networks Inc. Cl A ...........            217         14,308
   Wells Fargo & Company .........................          5,455        220,587
   Wendy's International, Inc. ...................            408          8,415
   Westvaco Corp. ................................            337         10,995
   Weyerhaeuser Co. ..............................            792         56,875
   Whirlpool Corp. ...............................            246         16,005
   Willamette Industries, Inc. ...................            375         17,414
   Williams Cos., Inc. ...........................          1,459         44,591
   Winn-Dixie Stores, Inc. .......................            499         11,945
   Worthington Industries, Inc. ..................            309          5,118
   Wrigley (Wm.) Jr. Co. .........................            391         32,429
   Xerox Corp. ...................................          2,228         50,548
   Xilinx, Inc. ..................................          1,062         48,288
   Yahoo!, Inc. ..................................            874        378,169
                                                                      ----------
   TOTAL INDEXED ASSETS--COMMON STOCKS
   (Cost: $21,123,075) 56.7% ....................................     41,037,263
                                                                      ----------

----------
* Fractional share attributable to Corporate Action.

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                                     Face
                                           Rate      Maturity       Amount       Value
                                           ----      --------       ------       -----
INDEXED ASSETS (CONTINUED):
SHORT-TERM DEBT SECURITIES:
U. S. GOVERNMENT (0.3%)
   U.S. Treasury Bill (a) .............     5.18%    01/20/00      $200,000   $   199,450
                                                                              -----------
AGENCY (0.8%)
   Federal Home Loan Bank .............     4.75     01/12/00       613,000       612,110
                                                                              -----------
COMMERCIAL PAPER (0.9%)
   UBS Finance (Delw.) Inc. ...........     4.00     01/03/00       642,000       641,857
                                                                              -----------
TOTAL SHORT-TERM DEBT SECURITIES
   (Cost: $1,453,417) 2.0% ..........................................           1,453,417
                                                                              -----------
TOTAL INDEXED ASSETS
   (Cost: $22,576,492) 58.7% ........................................         $42,490,680
                                                                              -----------

----------
FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 1999:

                                               Expiration  Underlying Face  Unrealized
                                                  Date     Amount at Value     Gain
PURCHASED

  3 S&P 500 Stock Index Futures Contracts ..   March 2000     $1,113,150      $40,088
                                                              ==========      =======

      The face value of futures purchased and outstanding as percentage of total investment in securities: 1.5%.

----------
(a) This security has been segregated to cover initial margin requirements on open futures contracts.

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                               December 31, 1999

                                                           Shares         Value
                                                           ------         -----
ACTIVE ASSETS:
COMMON STOCKS
BASIC MATERIALS (0.8%)
   Cabot Corp. ...............................            4,000       $   81,500
   Lone Star Technologies, Inc.* .............            6,600          183,975
   Newmont Mining Corp. ......................            3,100           75,950
   Placer Dome, Inc. .........................            5,600           60,200
   Praxair, Inc ..............................            4,100          206,281
                                                                      ----------
                                                                         607,906
                                                                      ----------
CONSUMER, CYCLICAL (4.6%)
   eBay, Inc.* ...............................            1,000          125,188
   Abercrombie & Fitch Co. Cl A* .............            2,800           74,725
   Bed Bath & Beyond, Inc.* ..................            5,200          180,700
   BJ Services Co.* ..........................            1,800           75,263
   BJ's Wholesale Club, Inc.* ................            7,400          270,100
   CNET, Inc.* ...............................            2,200          124,850
   Cox Radio, Inc.* ..........................            1,300          129,675
   Dayton-Hudson Corp. .......................            2,400          176,250
   Diedrich Coffee, Inc.* ....................           17,000           69,063
   Ethan Allen Interiors, Inc. ...............            3,550          113,822
   Ford Motor Co. ............................            1,400           74,813
   Furniture Brands Intl., Inc.* .............              800           17,600
   Gannett Co., Inc. .........................            2,100          171,281
   Linens'n Things, Inc.* ....................            4,200          124,425
   Mandalay Resort Group* ....................            7,300          146,913
   Masco Corp. ...............................            6,700          170,013
   Meredith Corp. ............................            2,300           95,881
   Nordstrom, Inc. ...........................            3,900          102,131
   Outback Steakhouse, Inc.* .................            4,450          115,422
   Skywest, Inc. .............................            1,300           36,400
   Telewest Communications plc ADR* ..........            3,163          174,756
   The Cheesecake Factory, Inc.* .............            2,700           94,500
   The Men's Wearhouse, Inc.* ................            2,600           76,375
   Tiffany & Co. .............................            2,850          254,363
   TJX Companies .............................            4,100           83,794
   Young & Rubicam, Inc. .....................            3,500          247,625
                                                                      ----------
                                                                       3,325,928
                                                                      ----------
CONSUMER, NON-CYCLICAL (2.7%)
   Albertson's, Inc. .........................            3,900          125,775
   American Home Products Corp. ..............            1,400           55,213
   Baxter International, Inc. ................            1,700          106,781
   Bestfoods .................................            2,100          110,381
   Cardinal Health, Inc. .....................            2,100          100,538
   Cygnus, Inc.* .............................            4,000           73,000
   Diageo plc-- Sponsored ADR ................            2,000           64,000
   Dura Pharmaceuticals, Inc.* ...............            5,500           76,656
   Enzon, Inc.* ..............................            2,100           91,088
   Forest Laboratories, Inc.* ................            3,500          215,031
   Fort James Corp. ..........................            4,300          117,713
   IDEC Pharmaceuticals Corp.* ...............              400           39,300
   Lilly (Eli) & Co. .........................            1,500           99,750
   Medimmune, Inc.* ..........................            1,100          182,463
   Medquist, Inc.* ...........................            1,200           30,975
   Minimed, Inc.* ............................            2,400          175,800
   SangStat Medical Corp.* ...................            2,900           86,275
   Sepracor, Inc.* ...........................              700           69,431
   US Foodservice* ...........................            4,400           73,700
   Williams-Sonoma, Inc.* ....................            1,200           55,200
                                                                      ----------
                                                                       1,949,070
                                                                      ----------
ENERGY (2.2%)
   BP Amoco Corp. ............................            3,434          203,679
   Calpine Corp.* ............................            4,050          259,200
   Exxon Mobil Corp. .........................            2,376          191,417
   Midcoast Energy Res., Inc. ................            1,400           23,450
   Nabors Industries, Inc.* ..................            4,000          123,750
   Quanta Services, Inc.* ....................            3,200           90,400

                                                           Shares         Value
                                                           ------         -----
ACTIVE ASSETS (CONTINUED):
ENERGY (CONTINUED)
   Schlumberger, Ltd. ........................            3,000       $  168,750
   Total Fina S.A.-- ADR .....................            2,470          171,048
   USX-Marathon Group ........................            7,200          177,750
   Varco International, Inc.* ................            6,000           61,125
   Weatherford International, Inc.* ..........            2,400           95,850
                                                                      ----------
                                                                       1,566,419
                                                                      ----------
FINANCIAL (4.7%)
   American General Corp. ....................            1,100           83,463
   American Int'l. Group, Inc. ...............            3,156          341,243
   Arden Realty Group ........................            5,300          106,331
   Bank of America Corp. .....................            4,823          242,054
   Boston Properties, Inc. ...................            2,400           74,700
   Citigroup, Inc. ...........................           11,850          658,416
   Compass Bancshares Inc., ..................            2,700           60,244
   Cullen/Frost Bankers, Inc. ................            2,600           66,950
   Equity Res. Pptys. Tr. Co. ................            2,600          110,988
   Fannie Mae ................................            2,100          131,119
   Fleet Boston Financial Corp. ..............            3,600          125,325
   HCC Insurance Holdings, Inc. ..............            5,100           67,256
   Heller Financial, Inc. ....................            5,200          104,325
   Kimco Realty Corp .........................            2,700           91,463
   Mack-Cali Realty Corp. ....................            3,700           96,431
   Morgan Stanley Dean Witter ................            2,000          285,500
   Natl. Commerce Bancorp ....................            2,600           58,988
   Providian Financial Corp. .................            1,600          145,700
   SL Green Realty Corp. .....................            6,100          132,675
   Spieker Pptys., Inc. ......................            3,200          116,600
   Vornado Rlty. Trust .......................            3,200          104,000
   Washington Mutual, Inc. ...................            4,300          111,800
   Wells Fargo & Company .....................            2,800          113,225
                                                                      ----------
                                                                       3,428,796
                                                                      ----------
INDUSTRIAL (6.2%)
   Applied Materials, Inc.* ..................            5,900          747,456
   Asyst Technologies, Inc.* .................            1,600          104,900
   BISYS Group, Inc.* ........................            2,200          143,550
   Caterpillar, Inc. .........................            2,000           94,125
   Citadel Communications, Corp.* ............            1,700          110,288
   Coinstar, Inc.* ...........................            3,400           47,600
   CommScope, Inc.* ..........................            1,900           76,594
   Computer Sciences Corp.* ..................            1,700          160,863
   Conexant Systems, Inc.* ...................            3,400          225,675
   Covenant Transport, Inc. Cl A* ............            4,600           79,925
   CSG Systems Intl., Inc.* ..................            1,900           75,763
   Dycom Industries, Inc.* ...................            2,200           96,938
   Emerson Electric Co. ......................            1,300           74,588
   EOG Resources, Inc. .......................            2,800           49,175
   FactSet Research Systems, Inc. ............            2,000          159,250
   Forward Air Corporation* ..................            5,100          221,213
   Honeywell International, Inc. .............            1,800          103,838
   Hooper Holmes, Inc. .......................            8,150          209,863
   Kent Electronics Corp.* ...................            3,100           70,525
   Kulicke and Soffa Industries, Inc.* .......            2,200           93,638
   Mettler-Toledo International, Inc.* .......            2,200           84,013
   Official Payments Corp.* ..................            1,300           67,600
   Pittway Corp. .............................              700           31,369
   PRI Automation, Inc.* .....................            2,100          140,963
   Radio One, Inc.* ..........................            1,300          119,600
   Salem Communications Corp. Cl A* ..........            1,700           38,463
   SDL, Inc.* ................................              800          174,400
   Semtech Corp.* ............................            4,200          218,925
   Spartech Corp. ............................            3,400          109,650
   Swift Transportation Co., Inc.* ...........            4,500           79,313
   Time Warner Telecom, Inc. Cl. A* ..........            2,500          124,844
   Transocean Offshore, Inc. .................              581           19,566
   True North Communications, Inc. ...........            1,900           84,906

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                               December 31, 1999

                                                           Shares         Value
                                                           ------         -----
ACTIVE ASSETS (CONTINUED):
INDUSTRIAL (CONTINUED)
   U.S. Xpress Enterprises, Inc. Cl A* .......            4,600       $   33,925
   Varian Semiconductor Equipment
      Associates, Inc.* ......................            2,800           95,200
   Williams Cos., Inc. .......................            4,800          146,700
                                                                      ----------
                                                                       4,515,204
                                                                      ----------
TECHNOLOGY (16.4%)
   3Com Corp* ................................            6,200          291,400
   Altera Corp.* .............................            3,600          178,425
   ANTEC Corp.* ..............................            2,700           98,550
   Applied Micro Circuits, Corp.* ............            3,200          407,200
   ASM Lithography Holding NV* ...............            1,900          216,125
   AT&T Corp. ................................            3,300          167,475
   Atmel Corp.* ..............................           16,800          496,650
   ATMI, Inc.* ...............................            2,700           89,269
   Aware, Inc.* ..............................            1,300           47,288
   Broadcom Corp.* ...........................              500          136,188
   Business Objects S.A.-- Sp ADR* ...........              800          106,900
   Ciena Corp.* ..............................            4,400          253,000
   Cisco Systems, Inc.* ......................           24,800        2,656,700
   Compaq Computer Corp. .....................           13,700          370,756
   Critical Path, Inc.* ......................            2,000          188,750
   Dallas Semiconductor Corp. ................            1,200           77,325
   Digital Island, Inc.* .....................            1,100          104,638
   Dionex Corp.* .............................            2,700          111,206
   Documentum, Inc.* .........................            1,000           59,875
   E-Speed, Inc., Cl A* ......................            3,000          106,688
   Efficient Networks, Inc.* .................            1,700          115,600
   Emulex Corp.* .............................            1,500          168,750
   Exodus Communications, Inc.* ..............            1,600          142,100
   Hewlett-Packard Co. .......................            1,000          113,938
   Intel Corp. ...............................            9,000          740,813
   Intl. Business Machines Corp. .............            1,600          172,800
   Intuit, Inc.* .............................            6,900          413,569
   JDA Software Group, Inc.* .................            6,800          111,350
   Lattice Semiconductor Corp. ...............            2,000           94,250

                                                           Shares         Value
                                                           ------         -----
ACTIVE ASSETS (CONTINUED):
TECHNOLOGY (CONTINUED)
   Legato Systems, Inc.* .....................            3,600       $  247,725
   Linear Technology Corp. ...................            8,900          636,906
   Manugistics Group, Inc.* ..................            3,000           96,938
   Maxim Integrated Products, Inc.* ..........           13,800          651,188
   Mcleod USA, Inc.* .........................            2,400          141,300
   Microchip Technology, Inc.* ...............            2,800          191,625
   Microsoft Corp.* ..........................            1,700          198,453
   Networks Associates, Inc.* ................            4,700          125,431
   Novellus Systems, Inc.* ...................            1,200          147,038
   Parametric Technology Corp.* ..............            9,800          265,213
   Protein Design Labs, Inc.* ................              900           63,000
   Sawtek, Inc.* .............................            1,600          106,500
   Vignette Corporation* .....................              600           97,800
   Vitesse Semiconductor Corp.* ..............            1,600           83,900
   Waters Corp.* .............................            1,800           95,400
   Xerox Corp. ...............................            2,500           56,719
   Xilinx, Inc.* .............................            9,800          445,594
                                                                      ----------
                                                                      11,888,308
                                                                      ----------
UTILITIES (2.0%)
   El Paso Energy Corp. ......................            2,700          104,794
   GTE Corp. .................................            2,200          155,238
   Illinova Corp. ............................            3,200          111,200
   ITC DeltaCom, Inc.* .......................            4,500          124,313
   Kinder Morgan, Inc. .......................            4,800           96,900
   MCI WorldCom, Inc.* .......................            2,700          143,269
   MDU Resources Group .......................            3,900           78,000
   Montana Pwr. Co. ..........................            3,100          111,794
   NSTAR .....................................            2,205           89,303
   SBC Communications, Inc. ..................            2,300          112,125
   SIGCORP, Inc. .............................            3,100           70,525
   Western Wireless Corp. Cl A* ..............            2,700          180,225
                                                                      ----------
                                                                       1,377,686
                                                                      ----------
TOTAL ACTIVE ASSETS - COMMON STOCKS
(Cost: $19,036,464) 39.6% .....................................       28,659,317
                                                                      ----------

----------
*  Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                               December 31, 1999

                                                                       Face
                                                Rate     Maturity      Amount        Value
                                                ----     --------      ------        -----
ACTIVE ASSETS (CONTINUED):
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.7%)
   Abbott Laboratories ................         6.25%   01/13/00      $998,000      $995,917
   Countrywide Credit Industries Inc. .         5.25    01/07/00       200,000       199,825
                                                                                 -----------
                                                                                   1,195,742
                                                                                 -----------
TOTAL ACTIVE ASSETS SHORT-TERM DEBT SECURITIES
   (Cost: $1,195,742) 1.7% ............................................            1,195,742
                                                                                 -----------
TOTAL ACTIVE ASSETS
   (Cost: $20,232,206) 41.3% ..........................................           29,855,059
                                                                                 -----------
TOTAL INVESTMENTS
   (Cost: $42,808,697) 100.0% .........................................          $72,345,739
                                                                                 ===========

   The accompanying notes are an integral part of these financial statements.

        MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 1999

                                                           Shares         Value
                                                           ------         -----
INDEXED ASSETS:
COMMON STOCKS
   3Com Corp. ................................              778       $   36,566
   Abbott Laboratories .......................            3,474          126,150
   Adaptec, Inc. .............................              236           11,770
   ADC Telecommunications, Inc. ..............              342           24,816
   Adobe Systems, Inc. .......................              272           18,292
   Advanced Micro Devices, Inc. ..............              336            9,723
   AES Corp. .................................              470           35,132
   Aetna, Inc. ...............................              342           19,088
   Aflac, Inc. ...............................              607           28,643
   Air Products & Chemicals, Inc. ............              524           17,587
   Alberto-Culver Co. Cl A ...................              125            3,227
   Albertson's, Inc. .........................              960           30,960
   Alcan Aluminum Ltd. .......................              507           20,882
   ALCOA, Inc. ...............................              837           69,471
   Allegheny Technologies, Inc. ..............              213            4,779
   Allergan, Inc. ............................              294           14,626
   Allied Waste Industries, Inc. .............              430            3,789
   Allstate Corp. ............................            1,823           43,752
   Alltel Corp. ..............................              697           57,633
   Alza Corp. ................................              232            8,033
   Amerada Hess Corp. ........................              201           11,407
   Ameren Corp. ..............................              305            9,989
   America Online, Inc. ......................            5,061          381,789
   American Electric Power,Inc ...............              442           14,199
   American Express Co. ......................            1,026          170,572
   American General Corp. ....................              561           42,566
   American Greetings Corp. Cl A .............              149            3,520
   American Home Products Corp. ..............            2,945          116,143
   American Int'l. Group, Inc. ...............            3,491          377,464
   Amgen, Inc. ...............................            2,329          139,886
   AMR Corp. .................................              340           22,780
   Amsouth Bancorporation ....................              899           17,362
   Anadarko Petroleum Corp. ..................              283            9,657
   Analog Devices, Inc. ......................              395           36,735
   Andrew Corp. ..............................              184            3,484
   Anheuser-Busch Cos., Inc. .................            1,068           75,694
   Aon Corp. .................................              585           23,400
   Apache Corp. ..............................              260            9,604
   Apple Computer, Inc. ......................              367           37,732
   Applied Materials, Inc. ...................              857          108,571
   Archer-Daniels-Midland Co. ................            1,372           16,721
   Armstrong World Inds., Inc. ...............               89            2,970
   Ashland, Inc. .............................              166            5,468
   Associates First Capital Corp. Cl A .......            1,663           45,629
   AT&T Corp. ................................            7,206          365,704
   Atlantic Richfield Co. ....................              736           63,664
   Autodesk, Inc. ............................              132            4,455
   Automatic Data Processing, Inc ............            1,413           76,125
   AutoZone, Inc. ............................              334           10,792
   Avery Dennison Corp. ......................              252           18,364
   Avon Products, Inc. .......................              546           18,018
   Baker Hughes, Inc. ........................              751           15,818
   Ball Corp .................................               69            2,717
   Bank of America Corp. .....................            3,850          193,222
   Bank of New York Co., Inc. ................            1,679           67,160
   Bank One Corp. ............................            2,586           82,914
   Bard (C.R.), Inc. .........................              114            6,042
   Barrick Gold Corp. ........................              891           15,760
   Bausch & Lomb, Inc. .......................              125            8,555
   Baxter International, Inc. ................              665           41,770
   BB & T Corp. ..............................              730           19,984
   Bear Stearns Cos., Inc. ...................              270           11,542
   Becton Dickinson & Co. ....................              572           15,301

                                                           Shares         Value
                                                           ------         -----
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   Bed Bath & Beyond, Inc. ...................              319       $   11,085
   Bell Atlantic Corp. .......................            3,502          215,592
   BellSouth Corp. ...........................            4,245          198,719
   Bemis, Inc. ...............................              117            4,080
   Best Buy, Inc. ............................              465           23,337
   Bestfoods .................................              637           33,482
   Bethlehem Steel Corp. .....................              299            2,504
   Biomet, Inc. ..............................              250           10,000
   Black & Decker Corp. ......................              196           10,241
   Block (H. & R.), Inc. .....................              217            9,494
   BMC Software, Inc. ........................              546           43,646
   Boeing Co. ................................            2,107           87,572
   Boise Cascade Corp. .......................              125            5,062
   Boston Scientific Corp. ...................              944           20,650
   Briggs & Stratton Corp. ...................               52            2,788
   Bristol-Myers Squibb Co. ..................            4,473          287,111
   Brown-Forman Corp. Cl B ...................              152            8,702
   Brunswick Corp. ...........................              204            4,539
   Burlington Northern Santa Fe ..............            1,030           24,977
   Burlington Resources, Inc. ................              497           16,432
   Cabletron Systems, Inc. ...................              398           10,348
   Campbell Soup Co. .........................              991           38,339
   Capital One Financial Corp. ...............              451           21,733
   Cardinal Health, Inc. .....................              622           29,778
   Carnival Corp. ............................            1,401           66,985
   Carolina Power & Light Co. ................              355           10,805
   Caterpillar, Inc. .........................              812           38,215
   CBS Corp. .................................            1,741          111,315
   Cendant Corp. .............................            1,603           42,580
   Centex Corp. ..............................              132            3,259
   Central & South West Corp. ................              486            9,720
   CenturyTel, Inc. ..........................              319           15,113
   Ceridian Corp. ............................              331            7,137
   Champion International Corp. ..............              213           13,193
   Charles Schwab Corp. ......................            1,868           71,684
   Chase Manhattan Corp. .....................            1,860          144,499
   Chevron Corp. .............................            1,498          129,764
   Chubb Corp. ...............................              402           22,638
   CIGNA Corp. ...............................              425           34,239
   Cincinnati Financial Corp. ................              377           11,758
   CINergy Corp. .............................              363            8,757
   Circuit City Group, Inc. ..................              459           20,684
   Cisco Systems, Inc. .......................            7,376          790,154
   Citigroup, Inc. ...........................            7,603          422,442
   Citrix Systems, Inc. ......................              201           24,723
   Clear Channel Communications, Inc. ........              771           68,812
   Clorox Co. ................................              539           27,152
   CMS Energy Corp. ..........................              270            8,421
   Coastal Corp. .............................              487           17,258
   Coca-Cola Co. .............................            5,570          324,452
   Coca-Cola Enterprises, Inc. ...............              970           19,521
   Colgate-Palmolive Co. .....................            1,331           86,515
   Columbia Energy Group .....................              186           11,765
   Columbia/HCA Healthcare Corp. .............            1,289           37,784
   Comcast Corp. Cl A ........................            1,711           86,512
   Comerica, Inc. ............................              357           16,667
   Compaq Computer Corp. .....................            3,834          103,758
   Computer Associates Intl., Inc ............            1,228           85,883
   Computer Sciences Corp. ...................              365           34,538
   Compuware Corp. ...........................              816           30,396
   Comverse Technology Inc. ..................              160           23,160
   Conagra, Inc. .............................            1,115           25,157
   Conoco, Inc. Cl B .........................            1,432           35,621

   The accompanying notes are an integral part of these financial statements.

        MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                           Shares         Value
                                                           ------         -----
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   Conseco, Inc. .............................              747       $   13,353
   Consolidated Edison, Inc. .................              505           17,422
   Consolidated Natural Gas Co. ..............              213           13,832
   Consolidated Stores Corp. .................              244            3,965
   Constellation Energy Group, Inc. ..........              342            9,918
   Cooper Industries, Inc. ...................              210            8,492
   Cooper Tire & Rubber Co. ..................              169            2,630
   Coors (Adolph) Co. Cl B ...................               81            4,252
   Corning, Inc. .............................              559           72,076
   Costco Wholesale Corp. ....................              504           45,990
   Countrywide Credit Industries, Inc. .......              251            6,338
   Crane Co. .................................              153            3,041
   Crown Cork & Seal, Inc. ...................              272            6,086
   CSX Corp. .................................              497           15,593
   Cummins Engine Co., Inc. ..................               93            4,493
   CVS Corp. .................................              895           35,744
   Dana Corp. ................................              369           11,047
   Danaher Corp. .............................              316           15,247
   Darden Restaurants, Inc. ..................              297            5,383
   Dayton-Hudson Corp. .......................            1,010           74,172
   Deere & Co. ...............................              534           23,162
   Dell Computer Corp. .......................            5,730          292,230
   Delphi Automotive Systems Corp ............            1,290           20,317
   Delta Air Lines, Inc. .....................              315           15,691
   Deluxe Corp. ..............................              173            4,747
   Dillard's Inc. Cl A .......................              238            4,805
   Disney (Walt) Co. .........................            4,651          136,042
   Dollar General Corp. ......................              600           13,650
   Dominion Resources, Inc. ..................              438           17,191
   Donnelley (R.R.) & Sons Co. ...............              290            7,196
   Dover Corp. ...............................              476           21,598
   Dow Chemical Co. ..........................              503           67,213
   Dow Jones & Co., Inc. .....................              201           13,668
   DTE Energy Co. ............................              323           10,134
   Du Pont (E.I.) de Nemours & Co ............            2,356          155,234
   Duke Energy Corp. .........................              833           41,754
   Dun & Bradstreet Corp. ....................              368           10,856
   Eastern Enterprises .......................               59            3,389
   Eastman Chemical Co. ......................              176            8,393
   Eastman Kodak Co. .........................              723           47,899
   Eaton Corp. ...............................              159           11,547
   Ecolab, Inc. ..............................              288           11,268
   Edison International ......................              793           20,767
   El Paso Energy Corp. ......................              520           20,182
   Electronic Data Systems Corp. .............            1,062           71,088
   EMC Corp. .................................            2,314          252,804
   Emerson Electric Co. ......................              992           56,916
   Engelhard Corp. ...........................              288            5,436
   Enron Corp. ...............................            1,630           72,331
   Entergy Corp. .............................              564           14,523
   Equifax, Inc. .............................              320            7,540
   Exxon Mobil Corp. .........................            7,788          627,421
   Fannie Mae ................................            2,311          144,293
   FDX Corp. .................................              679           27,797
   Federated Department Stores, Inc. .........              467           23,613
   FHLMC .....................................            1,588           74,735
   Fifth Third Bancorp .......................              689           50,555
   First Data Corp. ..........................              945           46,600
   First Union Corp. .........................            2,227           73,073
   Firstar Corp. .............................            2,210           46,686
   FirstEnergy Corp. .........................              528           11,979
   FleetBoston Financial Corp. ...............            2,065           71,888
   Fleetwood Enterprises, Inc. ...............               78            1,609
   Florida Progress Corp. ....................              216            9,139
   Fluor Corp. ...............................              168            7,707

                                                           Shares         Value
                                                           ------         -----
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   FMC Corp. .................................               70       $    4,012
   Ford Motor Co. ............................            2,724          145,564
   Fort James Corp. ..........................              505           13,824
   Fortune Brands, Inc. ......................              380           12,564
   Foster Wheeler Corp. ......................               91              808
   FPL Group, Inc. ...........................              403           17,253
   Franklin Resources, Inc. ..................              576           18,468
   Freeport-McMoran Copper &
     Gold, Inc.Cl B ..........................              373            7,880
   Gannett Co., Inc. .........................              639           52,118
   Gap, Inc. .................................            1,958           90,068
   Gateway, Inc. .............................              715           51,525
   General Dynamics Corp. ....................              455           24,001
   General Electric Co. ......................            7,399        1,144,995
   General Instrument Corp. ..................              396           33,660
   General Mills, Inc. .......................              698           24,953
   General Motors Corp. ......................            1,471          106,923
   Genuine Parts Co. .........................              400            9,925
   Georgia-Pacific Group .....................              392           19,894
   Gillette Co. ..............................            2,419           99,633
   Global Crossing Ltd. ......................            1,711           85,550
   Golden West Financial Corp. ...............              381           12,763
   Goodrich (B.F.) Co. .......................              244            6,710
   Goodyear Tire & Rubber Co. ................              357           10,063
   GPU, Inc. .................................              279            8,353
   Grainger (W.W.), Inc. .....................              207            9,897
   Great Atlantic & Pac. Tea, Inc. ...........               85            2,369
   Great Lakes Chemical Corp. ................              132            5,041
   GTE Corp. .................................            2,192          154,673
   Guidant Corp. .............................              690           32,430
   Halliburton Holdings Co. ..................            1,008           40,572
   Harcourt General, Inc. ....................              158            6,359
   Harrah's Entertainment, Inc. ..............              293            7,746
   Hartford Financial Svs Gp, Inc ............              516           24,445
   Hasbro, Inc. ..............................              437            8,330
   HealthSouth Corp. .........................              871            4,682
   Heinz (H.J.) Co. ..........................              818           32,567
   Helmerich & Payne, Inc. ...................              110            2,399
   Hercules, Inc. ............................              235            6,551
   Hershey Food Corp. ........................              310           14,725
   Hewlett-Packard Co. .......................            2,313          263,537
   Hilton Hotels Corp. .......................              842            8,104
   Home Depot, Inc. ..........................            5,192          355,942
   Homestake Mining Co. ......................              594            4,641
   Honeywell International, Inc. .............            1,802          103,953
   Household International, Inc. .............            1,060           39,485
   Humana, Inc. ..............................              383            3,136
   Huntington Bancshares, Inc. ...............              526           12,558
   Ikon Office Solutions, Inc. ...............              341            2,323
   Illinois Tool Works, Inc. .................              685           46,280
   IMS Health, Inc. ..........................              714           19,412
   Inco Ltd. .................................              438           10,293
   Ingersoll Rand Co. ........................              377           20,759
   Intel Corp. ...............................            7,554          621,789
   International Business
     Machines Corp. ..........................            4,065          439,020
   International Paper Co. ...................              944           53,277
   Interpublic Group of Cos., Inc. ...........              644           37,151
   Intl. Flavors & Fragrances ................              236            8,909
   ITT Industries, Inc. ......................              195            6,520
   Jefferson-Pilot Corp. .....................              236           16,107
   Johnson & Johnson .........................            3,136          292,040
   Johnson Controls, Inc. ....................              189           10,749
   Jostens, Inc. .............................               76            1,848
   Kansas City Southern Inds., Inc. ..........              244           18,209

   The accompanying notes are an integral part of these financial statements.

        MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                           Shares         Value
                                                           ------         -----
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   Kaufman & Broad Home Corp. ................              107       $    2,588
   Kellogg Co. ...............................              925           28,502
   Kerr-McGee Corp. ..........................              192           11,904
   KeyCorp ...................................            1,025           22,678
   Kimberly Clark Corp. ......................            1,217           79,409
   KLA-Tencor Corp. ..........................              195           21,718
   Kmart Corp. ...............................            1,127           11,340
   Knight-Ridder, Inc. .......................              185           11,008
   Kohl's Corp. ..............................              372           26,854
   Kroger Co. ................................            1,894           35,749
   Legget & Platt, Inc. ......................              449            9,625
   Lehman Brothers Holdings, Inc. ............              274           23,204
   Lexmark Intl Group Inc. Cl A ..............              286           25,883
   Lilly (Eli) & Co. .........................            2,459          163,524
   Limited, Inc. .............................              489           21,180
   Lincoln National Corp. ....................              450           18,000
   Liz Claiborne, Inc. .......................              140            5,268
   Lockheed Martin Corp. .....................              902           19,731
   Loews Corp. ...............................              242           14,686
   Longs Drug Stores Corp. ...................               87            2,246
   Louisiana-Pacific Corp. ...................              242            3,449
   Lowe's Companies, Inc. ....................              871           52,042
   LSI Logic Corp. ...........................              337           22,748
   Lucent Technologies, Inc. .................            7,065          528,550
   Mallinckrodt, Inc. ........................              159            5,058
   Manor Care, Inc. ..........................              247            3,952
   Marriott International, Inc. Cl A .........              568           17,928
   Marsh & McLennan Cos., Inc. ...............              603           57,700
   Masco Corp. ...............................            1,012           25,680
   Mattel, Inc. ..............................              960           12,600
   May Department Stores Co. .................              763           24,607
   Maytag Corp. ..............................              196            9,408
   MBIA, Inc. ................................              221           11,672
   MBNA Corp. ................................            1,831           49,895
   McDermott International, Inc. .............              132            1,196
   McDonald's Corp. ..........................            3,053          123,074
   McGraw-Hill Cos., Inc. ....................              449           27,670
   MCI WorldCom, Inc. ........................            6,417          340,502
   McKesson HBOC, Inc. .......................              642           14,485
   Mead Corp. ................................              227            9,860
   MediaOne Group, Inc. ......................            1,385          106,385
   Medtronic, Inc. ...........................            2,680           97,653
   Mellon Financial Corp. ....................            1,174           39,989
   Merck & Co., Inc. .........................            5,271          353,486
   Meredith Corp. ............................              116            4,836
   Merrill Lynch & Co., Inc. .................              844           70,474
   MGIC Investment Corp. .....................              244           14,686
   Micron Technology, Inc. ...................              609           47,350
   Microsoft Corp. ...........................           11,655        1,360,721
   Milacron, Inc. ............................               82            1,261
   Millipore Corp. ...........................               98            3,785
   Minnesota Mining & Mfg. Co. ...............              920           90,045
   Mirage Resorts, Inc. ......................              454            6,952
   Molex Inc. ................................              354           20,067
   Monsanto Co. ..............................            1,447           51,549
   Morgan (J.P.) & Co., Inc. .................              394           49,890
   Morgan Stanley Dean Witter & Co. ..........            1,256          179,294
   Motorola, Inc. ............................            1,387          204,236
   Nabisco Group Holdings Corp. ..............              745            7,916
   NACCO Industries, Inc. Cl A ...............               18            1,000
   National City Corp. .......................            1,412           33,447
   National Semiconductor Corp. ..............              384           16,440
   National Service Industries ...............               92            2,714
   Navistar International Corp. ..............              147            6,964

                                                           Shares         Value
                                                           ------         -----
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   Network Appliance, Inc. ...................              320       $   26,580
   New Century Energies, Inc. ................              254            7,715
   New York Times Co. Cl A ...................              391           19,208
   Newell Rubbermaid, Inc. ...................              644           18,676
   Newmont Mining Corp. ......................              383            9,384
   Nextel Communications, Inc. Cl A ..........              826           85,181
   Niagara Mohawk Holdings, Inc. .............              428            5,965
   Nicor, Inc. ...............................              106            3,445
   Nike, Inc. Cl B ...........................              642           31,819
   Nordstrom, Inc. ...........................              316            8,275
   Norfolk Southern Corp. ....................              869           17,815
   Nortel Networks Corp ......................            3,031          306,131
   Northern States Power Co. .................              352            6,864
   Northern Trust Corp. ......................              494           26,182
   Northrop Grumman Corp. ....................              153            8,272
   Novell, Inc. ..............................              765           30,552
   Nucor Corp. ...............................              195           10,688
   Occidental Petroleum Corp. ................              829           17,927
   Office Depot, Inc. ........................              742            8,116
   Old Kent Financial Corp. ..................              271            9,587
   Omnicom Group, Inc. .......................              397           39,700
   Oneok, Inc. ...............................               70            1,759
   Oracle Corp. ..............................            3,211          359,833
   Owens Corning .............................              121            2,337
   Owens-Illinois, Inc. ......................              356            8,922
   Paccar, Inc. ..............................              174            7,710
   Pactiv Corp. ..............................              389            4,133
   Paine Webber Group, Inc. ..................              324           12,575
   Pall Corp. ................................              277            5,973
   Parametric Technology Corp. ...............              615           16,643
   Parker Hannifin Corp. .....................              241           12,366
   Paychex, Inc. .............................              562           22,480
   PE Corp-PE Biosystems Group ...............              233           28,033
   Peco Energy Co. ...........................              426           14,804
   Penney (J.C.) Co., Inc. ...................              602           12,002
   Peoples Energy Corp. ......................               79            2,647
   Peoplesoft, Inc. ..........................              555           11,828
   Pep Boys-Manny, Moe & Jack ................              117            1,068
   PepsiCo, Inc. .............................            3,283          115,726
   Perkin Elmer, Inc. ........................              100            4,169
   Pfizer, Inc. ..............................            8,730          283,179
   PG & E Corp. ..............................              877           17,979
   Pharmacia & Upjohn, Inc. ..................            1,157           52,065
   Phelps Dodge Corp. ........................              202           13,577
   Phillip Morris Cos., Inc. .................            5,336          123,729
   Phillips Petroleum Co. ....................              578           27,166
   Pinnacle West Capital Corp. ...............              194            5,929
   Pitney Bowes, Inc. ........................              611           29,519
   Placer Dome, Inc. .........................              743            7,987
   PNC Bank Corp. ............................              663           29,504
   Polaroid Corp. ............................               98            1,844
   Potlatch Corp. ............................               64            2,856
   PP&L Resources, Inc. ......................              324            7,412
   PPG Industries, Inc. ......................              396           24,775
   Praxair, Inc. .............................              364           18,314
   Price (T. Rowe) & Associates, Inc. ........              277           10,232
   Proctor & Gamble Co. ......................            2,964          324,743
   Progressive Corp. of Ohio .................              161           11,773
   Providian Financial Corp. .................              315           28,685
   Public Svc. Enterprise Group, Inc. ........              501           17,441
   Pulte Corp. ...............................               96            2,160
   Quaker Oats Co. ...........................              303           19,884
   Qualcomm, Inc. ............................            1,468          258,735
   Quintiles Transnational Corp. .............              262            4,896

   The accompanying notes are an integral part of these financial statements.

        MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                           Shares         Value
                                                           ------         -----
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   Ralston Purina Group ......................              739       $   20,600
   Raytheon Co. Cl B .........................              771           20,480
   Reebok International Ltd. .................              126            1,032
   Regions Financial Corp. ...................              511           12,839
   Reliant Energy, Inc. ......................              676           15,464
   Republic New York Corp. ...................              233           16,776
   Reynolds Metals Co. .......................              143           10,957
   Rite-Aid Corp. ............................              591            6,612
   Rockwell Intl., Corp. .....................              437           20,921
   Rohm & Haas Co. ...........................              497           20,222
   Rowan Cos., Inc. ..........................              184            3,991
   Royal Dutch Petroleum Co. N.Y .............            4,836          292,276
   Russell Corp. .............................               76            1,273
   Ryder System, Inc. ........................              147            3,592
   Safeco Corp. ..............................              292            7,264
   Safeway, Inc. .............................            1,165           41,430
   Sara Lee Corp. ............................            2,063           45,515
   SBC Communications, Inc. ..................            7,693          375,034
   Schering-Plough Corp. .....................            3,313          139,767
   Schlumberger, Ltd. ........................            1,251           70,369
   Scientific-Atlanta, Inc. ..................              168            9,345
   Scottish Power plc -- ADR .................                *               27
   Seagate Technology ........................              476           22,164
   Seagram Ltd. ..............................              988           44,398
   Sealed Air Corp. New ......................              186            9,637
   Sears Roebuck & Co. .......................              869           26,450
   Sempra Energy .............................              549            9,539
   Service Corp. International ...............              621            4,308
   Shared Medical Systems Corp. ..............               59            3,005
   Sherwin-Williams Co. ......................              387            8,127
   Sigma-Aldrich Corp. .......................              224            6,734
   Silicon Graphics, Inc. ....................              431            4,229
   SLM Holding Corp. .........................              361           15,252
   Snap-On, Inc. .............................              145            3,852
   Solectron Corp. ...........................              669           63,639
   Southern Co. ..............................            1,518           35,673
   Southtrust Corp. ..........................              382           14,444
   Southwest Airlines Co. ....................            1,151           18,632
   Springs Industries, Inc. ..................               40            1,598
   Sprint Corp. (FON Group) ..................            1,981          133,346
   Sprint Corp. (PCS Group) ..................              972           99,630
   St. Jude Medical, Inc. ....................              187            5,739
   St. Paul Companies, Inc. ..................              518           17,450
   Stanley Works .............................              198            5,965
   Staples, Inc. .............................            1,061           22,016
   State Street Corp. ........................              368           26,887
   Summit Bancorp ............................              404           12,373
   Sun Microsystems, Inc. ....................            3,534          273,664
   Sunoco, Inc. ..............................              201            4,724
   Suntrust Banks, Inc. ......................              735           50,577
   Supervalu, Inc. ...........................              309            6,180
   Synovus Financial Corp. ...................              620           12,323
   Sysco Corp. ...............................              756           29,909
   Tandy Corp. ...............................              441           21,692
   Tektronix, Inc. ...........................              104            4,043
   Tellabs, Inc. .............................              894           57,384
   Temple-Inland, Inc. .......................              124            8,176
   Tenet Healthcare Corp. ....................              709           16,662
   Teradyne, Inc. ............................              391           25,806
   Texaco, Inc. ..............................            1,262           68,542
   Texas Instruments, Inc. ...................            1,794          173,794
   Texas Utilities Co. .......................              631           22,440

                                                           Shares         Value
                                                           ------         -----
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   Textron, Inc. .............................              334       $   25,614
   Thermo Electron Corp. .....................              354            5,310
   Thomas & Betts Corp. ......................              126            4,016
   Time Warner, Inc. .........................            2,901          210,141
   Times Mirror Co. ..........................              136            9,112
   Timken Co. ................................              138            2,820
   TJX Companies .............................              725           14,817
   Torchmark Corp. ...........................              296            8,603
   Tosco Corp. ...............................              348            9,461
   Toys R Us, Inc. ...........................              559            8,001
   Transocean Sedco Forex, Inc. ..............              242            8,159
   Tribune Co. ...............................              541           29,789
   Tricon Global Restaurants Inc. ............              351           13,557
   TRW, Inc. .................................              277           14,387
   Tupperware Corp. ..........................              128            2,168
   Tyco International Ltd. ...................            3,821          148,541
   U.S. Bancorp ..............................            1,641           39,076
   U.S. West, Inc. ...........................            1,152           82,944
   Unicom Corp. ..............................              496           16,616
   Unilever N.V ..............................            1,305           71,041
   Union Carbide Corp. .......................              296           19,758
   Union Pacific Corp. .......................              566           24,692
   Union Pacific Resources Group, Inc. .......              575            7,331
   Union Planters Corp. ......................              326           12,857
   Unisys Corp. ..............................              699           22,324
   United Healthcare Corp. ...................              396           21,038
   United Technologies Corp. .................            1,100           71,500
   Unocal Corp. ..............................              554           18,594
   UNUMProvident Corp. .......................              545           17,474
   US Airways Group Inc. .....................              164            5,258
   UST, Inc. .................................              390            9,823
   USX-Marathon Group ........................              705           17,405
   USX-U.S. Steel Group ......................              197            6,501
   V F Corp. .................................              267            8,010
   Viacom, Inc. Cl B .........................            1,591           96,156
   Vulcan Materials Co. ......................              224            8,946
   W.R. Grace & Co. ..........................              163            2,262
   Wachovia Corp. ............................              462           31,416
   Wal-Mart Stores, Inc. .....................           10,036          693,739
   Walgreen Co. ..............................            2,292           67,041
   Warner-Lambert Co. ........................            1,952          159,942
   Washington Mutual, Inc. ...................            1,322           34,372
   Waste Management, Inc. ....................            1,414           24,303
   Watson Pharmaceuticals, Inc. ..............              212            7,592
   Wellpoint Health Networks Inc. Cl A .......              150            9,891
   Wells Fargo & Company .....................            3,704          149,781
   Wendy's International, Inc. ...............              277            5,713
   Westvaco Corp. ............................              223            7,275
   Weyerhaeuser Co. ..........................              538           38,635
   Whirlpool Corp. ...........................              169           10,996
   Willamette Industries, Inc. ...............              247           11,470
   Williams Cos., Inc. .......................              992           30,318
   Winn-Dixie Stores, Inc. ...................              331            7,923
   Worthington Industries, Inc. ..............              206            3,412
   Wrigley (Wm.) Jr. Co. .....................              258           21,398
   Xerox Corp. ...............................            1,514           34,349
   Xilinx, Inc. ..............................              722           32,828
   Yahoo!, Inc. ..............................              594          257,016
                                                                      ----------
 TOTAL INDEXED ASSETS--COMMON STOCKS
 (Cost: $25,839,134) 94.6% ....................................       27,861,578
                                                                      ----------

----------
* Fractional share attributable to Corporate Action.

   The accompanying notes are an integral part of these financial statements.

        MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                                   Face
                                            Rate    Maturity      Amount       Value
                                            ----    --------      ------       -----
Short-Term Debt Securities:
U.S. GOVERNMENT (0.3%)
   U.S. Treasury Bill (a) .............     5.13%   01/20/00    $ 100,000   $    99,728
                                                                            -----------
AGENCIES (1.5%)
   Federal Home Loan Bank .............     4.75    01/12/00      439,000       438,363
                                                                            -----------
COMMERCIAL PAPER (3.6%)
   Novartis Finance Corp. .............     5.15    01/24/00      550,000       548,190
   Snap-On, Inc. ......................     4.00    01/03/00      500,000       499,889
                                                                            -----------
                                                                              1,048,079
                                                                            -----------
TOTAL  SHORT-TERM DEBT SECURITIES
   (Cost: $1,586,170) 5.4% .................................                  1,586,170
                                                                            -----------
TOTAL INVESTMENTS
   (Cost: $27,425,304) 100.0% ..............................                $29,447,748
                                                                            ===========

----------
FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 1999:

                                                  Expiration    Underlying Face  Unrealized
                                                     Date       Amount at Value     Gain
                                                -------------  ---------------   ----------
PURCHASED
   4 S&P 500 Stock Index Futures Contracts        March 2000      $1,484,200       $48,763
                                                                  ==========       =======

The face value of futures purchased and outstanding as percentage of total investment in securities: 5.0%.

----------
(a) The security has been segregated to cover initial requirements on open futures contracts.

   The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               December 31, 1999

                                                                           Face
                                                   Rate      Maturity      Amount      Value
                                                   ----      --------      ------      -----
LONG-TERM DEBT SECURITIES:
U.S. GOVERMENT (18.8%)
   U.S. Treasury Bond ...............              7.13%     02/15/23   $1,500,000   $1,561,635
   U.S. Treasury Note ...............              6.63      04/30/02      500,000      503,830
   U.S. Treasury Note ...............              6.50      05/15/05    3,250,000    3,251,007
                                                                                     ----------
                                                                                      5,316,472
                                                                                     ----------
AGENCIES/OTHER (11.4%)
   FHLMC ............................              8.00      07/15/06      187,312      190,180
   FHLMC ............................              6.50      10/15/06      178,675      177,781
   FHLMC ............................              7.63      09/09/09      500,000      493,830
   FNMA .............................              7.00      11/25/05      422,106      421,051
   FNMA .............................              7.00      10/25/07    1,000,000      993,430
   Republic of Iceland ..............              6.13      02/01/04    1,000,000      955,160
                                                                                     ----------
                                                                                      3,231,432
                                                                                     ----------
BASIC MATERIALS (5.5%)
   Georgia-Pacific (Timber Group) ...              8.63      04/30/25      250,000      245,353
   Millennium America Inc. ..........              7.63      11/15/26    1,000,000      831,680
   Praxair, Inc. ....................              6.90      11/01/06      500,000      472,410
                                                                                     ----------
                                                                                      1,549,443
                                                                                     ----------
CONSUMER, CYCLICAL (9.3%)
   Fruit of the Loom, Inc. ..........              7.00      03/15/11      250,000       56,250
   Fruit of the Loom, Inc. ..........              7.38      11/15/23      250,000       86,250
   Oakwood Homes Corp. ..............              8.13      03/01/09    1,000,000      920,869
   Polaroid Corp. ...................              7.25      01/15/07      250,000      213,115
   Pulte Corp. ......................              7.63      10/15/17      500,000      426,050
   Tommy Hilfiger USA, Inc. .........              6.50      06/01/03      500,000      474,155
   Venator Group, Inc. ..............              7.00      10/15/02      500,000      455,000
                                                                                     ----------
                                                                                      2,631,689
                                                                                     ----------
CONSUMER, NON-CYCLICAL (10.3%)
   Bausch & Lomb, Inc. ..............              6.75      12/15/04      500,000      478,905
   Bausch & Lomb, Inc. ..............              6.38      08/01/03      500,000      484,495
   Kellwood, Co. ....................              7.88      07/15/09    1,000,000      911,820
   Supervalu, Inc. ..................              8.88      11/15/22    1,000,000    1,051,210
                                                                                     ----------
                                                                                      2,926,430
                                                                                     ----------
ENERGY (5.2%)
   Columbia Gas Systems, Inc. .......              6.61      11/28/02    1,000,000      975,020
   Arco Chemical Co. ................             10.25      11/01/10      500,000      493,715
                                                                                     ----------
                                                                                      1,468,735
                                                                                     ----------
FINANCIAL (17.5%)
   Bear Stearns Cos., Inc. ..........              6.63      10/01/04    1,000,000      959,120
   Chase Manhattan Corp. ............              6.88      12/12/12    1,000,000      963,410
   Executive Risk, Inc. .............              7.13      12/15/07      500,000      480,485
   First American Financial .........              7.55      04/01/28      500,000      428,660
   Fremont Gen Corp. ................              7.70      03/17/04      500,000      432,810
   Harleysville Group Inc. ..........              6.75      11/15/03      250,000      241,190
   Lehman Brothers Holdings, Inc. ...              0.00      07/28/28    1,000,000       88,210
   Morgan (J.P.) & Co., Inc. ........              0.00      04/15/27    2,500,000      241,125
   Nationwide Health Properties, Inc.              7.90      11/20/06      500,000      432,510

   The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (BOND FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                               December 31, 1999

                                                                                            Face
                                                                    Rate      Maturity      Amount      Value
                                                                    ----      --------      ------      -----

LONG-TERM DEBT SECURITIES (CONTINUED):
FINANCIAL (CONTINUED)
   Rank Group Financial, Inc. ...........................           6.75%     11/30/04   $  500,000   $   462,945
   Triad Guaranty, Inc. .................................           7.90      01/15/28      250,000       229,350
                                                                                                      -----------
                                                                                                        4,959,815
                                                                                                      -----------
INDUSTRIAL (12.2%)
   Clark Equipment Co. ..................................           8.35      05/15/23      500,000       515,500
   Geon Co. .............................................           7.50      12/15/15      250,000       227,765
   Owens Corning ........................................           7.00      03/15/09    1,000,000       879,970
   Thermo Electron Corp. ................................           4.25      01/01/03    1,000,000       843,750
   Williams Cos., Inc. ..................................           6.50      11/15/02    1,000,000       976,000
                                                                                                      -----------
                                                                                                        3,442,985
                                                                                                      -----------
UTILITIES (1.7%)
   UtiliCorp United, Inc ................................           8.00      03/01/23      500,000       488,815
                                                                                                      -----------
TOTAL LONG-TERM DEBT SECURITIES (Cost: $27,594,423) 91.9% .........................................    26,015,816
                                                                                                      -----------
SHORT-TERM DEBT SECURITIES:

AGENCIES (1.6%)
   Federal Home Loan Bank ...............................           4.75      01/12/00      447,000       446,351
                                                                                                      -----------
COMMERCIAL PAPER (6.5%)
   Abbott Laboratories ..................................           6.25      01/13/00      696,000       694,547
   General Electric Capital Corp. .......................           6.33      01/18/00      400,000       398,801
   UBS Finance (Delw.) Inc. .............................           4.00      01/03/00      753,000       752,833
                                                                                                      -----------
                                                                                                        1,846,181
                                                                                                      -----------
TOTAL SHORT-TERM DEBT SECURITIES (Cost $2,292,532) 8.1% ...........................................     2,292,532
                                                                                                      -----------
TOTAL INVESTMENTS 100.0% (Cost: $29,886,955) ......................................................   $28,308,348
                                                                                                      ===========

----------
Abbreviations: FHLMC = Federal Home Loan Mortgage Corporation
               FNMA = Federal National Mortgage Association

   The accompanying notes are an integral part of these financial statements.

        MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (MONEY MARKET FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 1999

                                                                         Discount                 Face
                                                             Rating*       Rate      Maturity     Amount       Value
                                                             -------       ----      --------     ------       -----
SHORT-TERM DEBT SECURITIES:
AGENCIES (10.0%)
   Federal Home Loan Mtge. Corp. ..........................                 5.44%    01/14/00   $2,030,000   $ 2,025,981
   Federal National Mortgage Association ..................                 5.51     01/18/00    1,000,000       997,375
                                                                                                             -----------
                                                                                                               3,023,356
                                                                                                             -----------
COMMERCIAL PAPER (90.0%)
   Albertson's, Inc. ......................................   A1/P1         5.89     01/14/00      984,000       981,892
   Allied Signal, Inc. ....................................   A1/P1         5.90     01/27/00      720,000       716,916
   American Express Credit Corp. ..........................   A1/P1         5.80     01/19/00      720,000       717,894
   Associates Corp. .......................................   A1+/P1        5.92     02/04/00      921,000       915,829
   AT&T Corp. .............................................   A1+/P1        6.01     01/25/00    1,000,000       995,981
   Baltimore Gas & Electric Co. ...........................   A1/P1         5.88     01/14/00    1,000,000       997,868
   Bear Stearns Cos., Inc. (The) ..........................   A1/P1         5.94     01/10/00    1,000,000       998,493
   Becton Dickinson & Co. .................................   A1/P1         5.30     01/24/00    1,200,000     1,195,934
   BellSouth Telecommunications ...........................   A1+/P1        5.05     02/02/00    1,000,000       995,510
   Bemis, Inc. ............................................   A1/P1         6.00     01/18/00      660,000       658,108
   British Telecommunications PLC .........................   A1+/P1        5.85     01/18/00      632,000       630,241
   Carolina Power & Light Corp. ...........................   A1/P1         6.18     01/18/00      212,000       211,379
   Carolina Power & Light Corp. ...........................   A1/P1         6.15     01/28/00      494,000       491,712
   Central Illinois Lighting Co. ..........................   A1+/P         6.40     01/25/00      600,000       597,422
   CIT Group Holdings .....................................   A1/P1         5.98     01/04/00      975,000       974,509
   Daimler Chrysler NA Holdings Corp. .....................   A1/P1         6.10     01/18/00    1,000,000       997,110
   Ford Motor Credit Corp. ................................   A1/P1         6.26     01/10/00    1,000,000       998,430
   General Electric Capital Corp. .........................   A1+/P1        5.90     01/27/00      570,000       567,560
   General Electric Capital Corp. .........................   A1+/P1        5.98     02/08/00      400,000       397,465
   Great Lakes Chemical Corp. .............................   A1/P1         5.90     01/28/00    1,000,000       995,557
   IBM Credit Corp. .......................................   A1/P1         5.90     01/21/00      500,000       498,353
   Koch Industries, Inc. ..................................   A1+/P1        5.85     01/10/00      630,000       629,072
   Minnesota Mining & Mfg. Co. ............................   A1+/P1        6.05     01/28/00      640,000       637,088
   Motorola Credit Corp. ..................................   A1+/P1        6.50     01/27/00      250,000       248,824
   Motorola Credit Corp. ..................................   A1+/P1        5.60     03/31/00      320,000       315,470
   Nicor, Inc. ............................................   A1/P1         6.00     01/18/00      800,000       797,725
   Northern Illinois Gas Co. ..............................   A1+/P1        5.88     01/21/00    1,035,000     1,031,605
   Panasonic Finance, Inc. ................................   A1+/P1        5.87     02/03/00    1,000,000       994,596
   Pfizer, Inc. ...........................................   A1/P1         6.52     01/19/00    1,000,000       996,735
   Pitney Bowes Inc. ......................................   A1+/P1        5.20     01/28/00    1,060,000     1,055,864
   Sony Capital Corp. .....................................   A1/P1         6.30     01/26/00    1,105,000     1,100,153
   South Carolina Electric & Gas ..........................   A1/P1         6.60     01/31/00      533,000       530,063
   Toyota Credit de Puerto Rico Corp. .....................   A1/P1         6.02     02/03/00      795,000       790,595
   Toyota Motor Credit Corp. ..............................   A1+/P1        6.04     01/13/00      428,000       427,135
   UBS Finance (Delw.) Inc. ...............................   A1+/P1        4.00     01/03/00    1,000,000       999,778
                                                                                                             -----------
                                                                                                              27,088,866
                                                                                                             -----------

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $30,112,272) 100.0% ..............................................   $30,112,222
                                                                                                             ===========

------------
* The ratings are provided by Standard & Poor's Corporation/Moody's Investor Services. Inc.

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1999

                                              All America  Equity Index       Bond      Money Market
                                                  Fund         Fund           Fund          Fund
                                              -----------   -----------   -----------   -----------
ASSETS:
Investments at market value (Notes 1 and 3)
   (Cost:
    All America Fund -- $42,808,697
    Equity Index -- $27,425,304
    Bond Fund -- $29,886,955
    Money Market -- $30,112,272) ..........   $72,345,739   $29,447,748   $28,308,348   $30,112,222
Cash ......................................       168,374         4,834         1,780         4,673
Interest and dividends receivable .........        56,754        25,190       420,086          --
Receivable for securities sold ............        93,344         2,009          --            --
Shareholder subscriptions receivable ......          --            --            --          64,494
                                              -----------   -----------   -----------   -----------
TOTAL ASSETS ..............................    72,664,211    29,479,781    28,730,214    30,181,389
                                              -----------   -----------   -----------   -----------

Payable  for securities purchased .........       197,065          --            --            --
Dividend payable to shareholders ..........        98,966           859         8,295         9,187
Accrued expenses ..........................         2,179           385           635           476
                                              -----------   -----------   -----------   -----------
TOTAL LIABILITIES .........................       298,210         1,244         8,930         9,663
                                              -----------   -----------   -----------   -----------

NET ASSETS ................................   $72,366,001   $29,478,537   $28,721,284   $30,171,726
                                              ===========   ===========   ===========   ===========

SHARES OUTSTANDING (Note 4) ...............     4,394,190     2,730,385     3,040,459     2,903,859
                                              ===========   ===========   ===========   ===========

NET ASSET VALUE PER SHARE .................   $     16.47   $     10.80   $      9.45   $     10.39
                                              ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                            STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1999

                                                        All America  Equity Index       Bond      Money Market
                                                            Fund        Fund(a)         Fund          Fund
                                                        -----------   -----------   -----------   -----------
INVESTMENT INCOME (Note 1):
   Dividends ......................................   $    689,846    $   220,075    $      --      $    --
   Interest .......................................        166,929         46,990      1,870,132      871,621
                                                      ------------    -----------    -----------    ---------
Total Investment Income ...........................        856,775        267,065      1,870,132      871,621
                                                      ------------    -----------    -----------    ---------
Expenses (Note 2):
   Investment management fees .....................        318,029         21,648        121,448       33,028
   Directors' (independent) fees and expenses .....         26,380         15,754         26,380       26,380
   Custodian expenses .............................         64,603          4,208          7,116       12,449
   Accounting expenses ............................         30,000         12,000         30,000       30,000
   Transfer agent fees ............................         32,286         12,779         27,663       33,902
   Registration fees and expenses .................         33,698         35,073         22,157       22,436
   Audit ..........................................         10,775          5,000          6,350        4,875
   Printing .......................................         23,243          2,427          9,815        5,855
   Other ..........................................          2,345            851          1,181          814
                                                      ------------    -----------    -----------    ---------
Total Expenses before expense reimbursement .......        541,359        109,740        252,110      169,739
Expense reimbursement .............................         (6,145)       (53,455)       (63,191)    (103,684)
                                                      ------------    -----------    -----------    ---------
Net Expenses ......................................        535,214         56,285        188,919       66,055
                                                      ------------    -----------    -----------    ---------
NET INVESTMENT INCOME .............................        321,561        210,780      1,681,213      805,566
                                                      ------------    -----------    -----------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 1):

Net realized gain (loss) from security transactions      9,735,794        194,402        (77,457)         (43)
Net unrealized appreciation (depreciation)
   of investments .................................      4,620,245      2,022,444     (2,560,834)         (50)
                                                      ------------    -----------    -----------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .................................     14,356,039      2,216,846     (2,638,291)         (93)
                                                      ------------    -----------    -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ......................   $ 14,677,600    $ 2,427,626    $  (957,078)   $ 805,473
                                                      ============    ===========    ===========    =========

----------
(a) Commenced operations May 3, 1999.

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                        For the Years Ended December 31,

                                              All America Fund        Equity Index Fund
                                        ----------------------------  -----------------
                                            1999            1998            1999(a)
                                        ------------    ------------    ------------
FROM OPERATIONS:
  Net investment income .............   $    321,561    $    344,112    $    210,780
  Net realized gain (loss) on
    investments .....................      9,735,794       1,118,467         194,402
  Net unrealized appreciation
    (depreciation) of investments ...      4,620,245      10,652,968       2,022,444
                                        ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ....     14,677,600      12,115,547       2,427,626
                                        ------------    ------------    ------------
Dividend Distributions (Note 5):
     From net investment income .....       (313,199)       (355,096)       (206,332)
     From capital gains .............     (9,376,382)       (608,849)        (54,088)
                                        ------------    ------------    ------------
Total Distributions .................     (9,689,581)       (963,945)       (260,420)
                                        ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS (Note 4):
    Net Proceeds from sale of shares       5,281,443       2,124,083      27,076,821
    Dividend reinvestments ..........      9,579,059         956,071         259,510
    Cost of shares redeemed .........    (18,282,044)       (105,395)        (25,000)
                                        ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS ...     (3,421,542)      2,974,759      27,311,331
                                        ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS      1,566,477      14,126,361      29,478,537
NET ASSETS, BEGINNING OF PERIOD .....     70,799,524      56,673,163            --
                                        ------------    ------------    ------------
NET ASSETS, END OF YEAR .............   $ 72,366,001    $ 70,799,524    $ 29,478,537
                                        ============    ============    ============
COMPONENTS OF NET ASSETS:
  Paid-in capital ...................   $ 41,674,733    $ 45,096,275    $ 27,311,331
  Accumulated undistributed net
    investment income ...............          1,710          (6,652)          4,448
  Accumulated undistributed net
    realized gain(loss) on
    investments .....................      1,152,516         793,104         140,314
  Unrealized appreciation
    (depreciation)
    of investments ..................     29,537,042      24,916,797       2,022,444
                                        ------------    ------------    ------------
NET ASSETS, END OF YEAR .............   $ 72,366,001    $ 70,799,524    $ 29,478,537
                                        ============    ============    ============

                                                 Bond Fund                   Money Market Fund
                                        ----------------------------    ---------------------------
                                            1999            1998            1999           1998
                                        ------------    ------------    ------------    -----------
FROM OPERATIONS:
  Net investment income .............   $  1,681,213    $  1,385,514    $    805,566    $   209,895
  Net realized gain (loss) on
    investments .....................        (77,457)        152,581             (43)          (145)
  Net unrealized appreciation
    (depreciation) of investments ...     (2,560,834)        346,222             (50)          --
                                        ------------    ------------    ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ....       (957,078)      1,884,317         805,473        209,750
                                        ------------    ------------    ------------    -----------
Dividend Distributions (Note 5):
     From net investment income .....     (1,688,057)     (1,398,540)       (800,206)      (209,896)
     From capital gains .............        (16,659)       (535,067)           --             --
                                        ------------    ------------    ------------    -----------
Total Distributions .................     (1,704,716)     (1,933,607)       (800,206)      (209,896)
                                        ------------    ------------    ------------    -----------
CAPITAL SHARE TRANSACTIONS (Note 4):
    Net Proceeds from sale of shares       5,911,602       1,216,884      29,396,830      5,332,372
    Dividend reinvestments ..........      1,690,023       1,919,969         785,550        193,670
    Cost of shares redeemed .........     (1,453,099)           --        (6,528,017)    (6,525,496)
                                        ------------    ------------    ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS ...      6,148,526       3,136,853      23,654,363       (999,454)
                                        ------------    ------------    ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS      3,486,732       3,087,563      23,659,630       (999,600)
NET ASSETS, BEGINNING OF PERIOD .....     25,234,552      22,146,989       6,512,096      7,511,696
                                        ------------    ------------    ------------    -----------
NET ASSETS, END OF YEAR .............   $ 28,721,284    $ 25,234,552    $ 30,171,726    $ 6,512,096
                                        ============    ============    ============    ===========
COMPONENTS OF NET ASSETS:
  Paid-in capital ...................   $ 30,599,549    $ 24,451,023    $ 30,166,066    $ 6,511,703
  Accumulated undistributed net
    investment income ...............        (13,375)         (6,531)          5,941            581
  Accumulated undistributed net
    realized gain(loss) on
    investments .....................       (286,283)       (192,167)           (231)          (188)
  Unrealized appreciation
    (depreciation)
    of investments ..................     (1,578,607)        982,227             (50)          --
                                        ------------    ------------    ------------    -----------
NET ASSETS, END OF YEAR .............   $ 28,721,284    $ 25,234,552    $ 30,171,726    $ 6,512,096
                                        ============    ============    ============    ===========

----------
(a) Commenced operations May 3, 1999.

   The accompanying notes are an integral part of these financial statements.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                              FINANCIAL HIGHLIGHTS

                                                                 Years Ended December 31,
                                                  -------------------------------------------------------
                                                            All America Fund            Equity Index Fund
SELECTED PER SHARE AND                            ------------------------------------  -----------------
SUPPLEMENTARY DATA:                                1999      1998      1997      1996(e)     1999(f)
-------------------                               ------    ------    ------    ------       ------
NET ASSET VALUE, BEGINNING OF PERIOD ..........   $15.08    $12.65    $10.98    $10.00       $10.00
                                                  ------    ------    ------    ------       ------
Income from investment operations:
Net investment income .........................     0.09      0.07      0.08      0.06         0.08
Net gains or losses on securities (realized and
   unrealized) ................................     3.81      2.57      2.77      0.98         0.82
                                                  ------    ------    ------    ------       ------
TOTAL FROM INVESTMENT OPERATIONS ..............     3.90      2.64      2.85      1.04         0.90
                                                  ------    ------    ------    ------       ------
Less dividend distributions:
From net investment income ....................    (0.08)    (0.08)    (0.08)    (0.06)       (0.08)
From capital gains ............................    (2.43)    (0.13)    (1.10)     --          (0.02)
                                                  ------    ------    ------    ------       ------
TOTAL DISTRIBUTIONS ...........................    (2.51)    (0.21)    (1.18)    (0.06)       (0.10)
                                                  ------    ------    ------    ------       ------
NET ASSET VALUE, END OF YEAR ..................   $16.47    $15.08    $12.65    $10.98       $10.80
                                                  ======    ======    ======    ======       ======
Total return (%) (b) ..........................     26.0      21.0      26.0      10.4          9.0
Net assets, end of year ($ millions) ..........     72.4      70.8      56.7      55.5         29.5
Ratio of net investment income to average net
   assets (%) .................................     0.51      0.55      0.59      0.95(a)      1.22(a)
Ratio of expenses to average net assets (%)  ..     0.85      0.84      0.84      0.87(a)      0.63(a)
Ratio of expenses to average net assets after
   expense reimbursement (%) ..................     0.84      0.82      0.81      0.85(a)      0.32(a)
Portfolio turnover rate (%) (c) ...............    34.89     41.25     35.96      9.33         5.67

                                                                         Years Ended December 31,
                                                  --------------------------------------------------------------------
                                                               Bond Fund                         Money Market Fund
SELECTED PER SHARE AND                            ------------------------------------       --------------------------
SUPPLEMENTARY DATA:                                1999      1998      1997     1996(e)       1999      1998     1997(d)
--------------------                              ------    ------    ------    ------       ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD ..........   $10.41    $10.41    $10.13    $10.01       $10.23    $10.15    $10.00
                                                  ------    ------    ------    ------       ------    ------    ------
Income from investment operations:
Net investment income .........................     0.60      0.61      0.59      0.38         0.50      0.52      0.35
Net gains or losses on securities (realized and
   unrealized) ................................    (0.87)     0.24      0.29      0.12         --        --        --
                                                  ------    ------    ------    ------       ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS ..............    (0.27)     0.85      0.88      0.50         0.50      0.52      0.35
                                                  ------    ------    ------    ------       ------    ------    ------
Less dividend distributions:
From net investment income ....................    (0.60)    (0.62)    (0.59)    (0.38)       (0.34)    (0.44)    (0.20)
From capital gains ............................    (0.09)    (0.23)    (0.01)     --           --        --        --
                                                  ------    ------    ------    ------       ------    ------    ------
TOTAL DISTRIBUTIONS ...........................    (0.69)    (0.85)    (0.60)    (0.38)       (0.34)    (0.44)    (0.20)
                                                  ------    ------    ------    ------       ------    ------    ------
NET ASSET VALUE, END OF YEAR ..................   $ 9.45    $10.41    $10.41    $10.13       $10.39    $10.23    $10.15
                                                  ======    ======    ======    ======       ======    ======    ======
Total return (%) (b) ..........................     (3.5)      8.3       8.9       5.0          4.9       5.3       3.5
Net assets, end of year ($ millions) ..........     28.7      25.2      22.1      21.0         30.2       6.5      7.52
Ratio of net investment income to average net
   assets (%) .................................     6.23      5.84      5.69      5.63(a)      4.86      5.14      5.17 (a)
Ratio of expenses to average net assets (%)  ..     0.93      0.97      1.00      0.90(a)      1.02      3.21      2.47 (a)
Ratio of expenses to average net assets after
   expense reimbursement (%) ..................     0.70      0.70      0.70      0.70(a)      0.40      0.40      0.40 (a)
Portfolio turnover rate (%) (c) ...............    10.07     33.32     56.18     17.85          N/A       N/A       N/A

----------
(a)   Annualized.
(b) Total return would have been lower had certain expenses not been reduced through expense reimbursement (Note 2)
(c)   Portfolio turnover rate excludes all short-term securities.
(d)   Commenced operations May 1, 1997.
(e)   Commenced operations May 1, 1996.
(f)   Commenced operations May 3, 1999.
N/A = Not Applicable.

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

      Mutual of America Institutional Funds, Inc. (the "Investment Company") was incorporated on October 27, 1994 under the laws of Maryland and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company (a mutual fund) currently issuing four series of common stock representing shares of the All America Fund, Equity Index Fund, Bond Fund, and Money Market Fund. Each fund has its own investment objective and policies. Shares of the funds of the Investment Company are offered on a no-load basis through its distributor, Mutual of America Securities Corporation, a registered broker-dealer and affiliate of the Investment Company's investment management adviser, Mutual of America Capital Management Corporation (the "Adviser").

      The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, municipalities and other public entities and other institutional investors.

      The All America Fund and Bond Fund commenced operations on May 1, 1996. The Money Market Fund commenced operations on May 1, 1997, and, the Equity Index Fund commenced operations onMay 3, 1999.

      The following is a summary of the significant accounting policies of the Investment Company:

      Security Valuation--Investment securities are valued as follows:

      Equity securities are valued at the last sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For any equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

      Short-term securities with a maturity of 60 days or less are valued at amortized cost, which approximates market value for such securities. Short-term debt securities maturing in excess of 60 days are stated at market value.

      Debt securities are valued at a composite fair market value "evaluated bid," which may be the last sale price. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith by the Adviser under the direction of the Board of Directors of the Investment Company.

      Security Transactions--Security transactions are recorded on the trade date. Realized gain and loss on the sale of short and long-term debt securities is computed on the basis of amortized cost at the time of sale. Realized gain and loss on the sale of common stock is based on the identified cost basis of the security determined on a first-in, first-out ("FIFO") basis.

      The All America Fund and the Equity Index Fund each maintain an indexed assets portfolio. In order to remain more fully invested in the equity markets while minimizing its transaction costs, the funds may purchase stock index futures contracts. Initial cash margin deposits (represented by cash or Treasury bills) are made upon entering into futures contracts. (This initial margin, maintained in a segregated account, is equal to approximately 5% of the contract amount, and does not involve the borrowing of funds to finance the transaction). During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized gains or losses are incurred, variation margin payments are received or made. When the contract is closed, a realized gain or loss from futures transactions is recorded, equal to the net variation margin received or paid over the period of the contract.

      Investment Income--Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation succeed, such amounts are recorded as income upon collection.

      Federal Income Taxes--The Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2. EXPENSES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Investment Company has entered into an Investment Advisory agreement with the Adviser. For providing investment management services to the Investment Company, each fund accrues a fee, calculated as a daily charge, at annual rates of .50%, .125%, .45%, and .20% of the value of the net assets for the All
America, Equity Index, Bond, and Money Market funds, respectively. Under Sub-Advisory Agreements for the All America Fund, the Adviser has delegated investment advisory responsibilities to subadvisers responsible for providing management services for a portion of the fund's assets. The Adviser (not the
fund)  is  responsible  for   compensation   payable  under  such   Sub-Advisory
Agreements.

      Each of the funds of the Investment Company is charged for those expenses which can be directly attributed to a fund's operation. Expenses which cannot be so attributed are generally allocated among the funds based on relative net assets.

      The Adviser contractually limits the expenses of each fund, other than brokers' commissions, transfer taxes and fees relating to portfolio transactions, investment management expenses and extraordinary expenses, to an annual rate of .35%, .20%, .25%, and .20%, of the value of the net assets of the All America, Equity Index, Bond, and Money Market funds, respectively. Accrual of these other operating expenses is charged daily against each fund's net assets. Settlement of fees accrued (both investment management and other operating expenses) is paid by each fund to the Adviser on or about month-end.

      The annual rates of operating expenses charged daily to each fund are subject to periodic adjustments so as to maintain as close a relationship as possible between the established rate (charged daily) and the fund's actual expenses, but not to exceed the respective rates under the Adviser's contractual expense limitation agreement.

      The Adviser's contractual agreement to limit each fund's total expenses (excluding brokerage commissions, transfer taxes/fees and extraordinary expenses) to annual rates of .85%, .325%, .70%, and .40% of the net assets of the All America, Equity Index, Bond and Money Market funds, respectively, is in effect through 2000 and continues in effect thereafter unless cancelled by the Fund or the Adviser in accordance with the agreement.

      The Investment Company has an Investment Accounting Agreement with the Adviser, pursuant to which the Adviser has agreed to serve as investment accounting and recordkeeping agent for the funds and to calculate the net asset values of the funds. The compensation paid by the funds for these services is subject to the expense reimbursement agreement of the Adviser described above.

      A subadviser placed a portion of its portfolio transactions with its affiliated broker-dealer; such commissions amounted to $11,843 or 25.3% of the Fund's total commissions and represented 16.5% of the aggregate amount of commissionable transactions.

3. PURCHASES AND SALES

      The cost of investment purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, for the year ended December 31, 1999 was as follows:

                                                All America   Equity Index    Bond
                                                   Fund          Fund         Fund
                                                -----------   -----------   ----------
Cost of investment purchases ................   $21,155,726   $26,474,380   $6,817,510
                                                ===========   ===========   ==========
Proceeds from sales of investments ..........   $34,482,995   $ 1,409,322   $1,050,620
                                                ===========   ===========   ==========
The cost of investment purchases and proceeds
  from sales of U.S. Government (excluding
  short-term) securities was as follows:
      Cost of investment purchases ..........   $      --     $      --     $  499,490
                                                ===========   ===========   ==========
    Proceeds from sales of investments ......   $      --     $      --     $1,478,155
                                                ===========   ===========   ==========

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

3. PURCHASES AND SALES (CONTINUED)

      For the Money Market Fund, the cost of short-term securities purchases was $229,496,686; net proceeds from sales and redemptions was $206,538,420.

      At December 31, 1999 the net unrealized appreciation (depreciation) of investments based on cost, which was substantially the same for Federal income tax purposes, was as follows:

                                             All America     Equity Index       Bond       Money Market
                                                 Fund           Fund            Fund           Fund
                                             ------------    -----------    -----------    ------------
Unrealized appreciation ..................   $ 31,768,399    $ 4,453,973    $    93,256        $ --
Unrealized (depreciation) ................     (2,231,357)    (2,431,529)    (1,671,863)        (50)
                                             ------------    -----------    -----------        ----
Net unrealized appreciation (depreciation)   $ 29,537,042    $ 2,022,444    $(1,578,607)       $(50)
                                             ============    ===========    ===========        ====

4. CAPITAL SHARE ACTIVITY AND AFFILIATED OWNERSHIP

      At December 31, 1999 one billion shares of common stock has been authorized for the Investment Company. The Board of Directors has allocated 25 million shares to the All America Fund, and, 15 million shares each to the Equity Index, Bond and Money Market Funds.

      Transactions in shares during the year ending December 31, 1999 were as follows:

                                             All America      Equity Index       Bond     Money Market
                                                 Fund             Fund           Fund         Fund
                                             -----------      -----------      --------   ------------
Shares issued ............................      323,068        2,708,452(1)     584,104     2,816,850
Shares issued as reinvestment of dividends      581,747           24,359        175,301        75,749
Shares redeemed ..........................   (1,204,133)(2)       (2,426)      (144,108)     (625,078)
                                             ----------       ----------       --------    ----------
Net increase (decrease) ..................     (299,318)       2,730,385        615,297     2,267,521
                                             ==========       ==========       ========    ==========

      As at December 31, 1999, Mutual Of America Life Insurance Company and its subsidiaries (affiliates of the Adviser) were shareholders of each fund's outstanding shares as follows:

All America Fund .........................................................   86%
Equity Index Fund ........................................................   92%
Bond Fund ................................................................   79%
Money Market Fund ........................................................    5%

5. DIVIDENDS

      On December 31, 1999 dividend distributions were declared and paid from accumulated net investment income to shareholders of record on June 29, 1999. Pursuant to shareholders' instructions, substantially all dividend distributions were immediately reinvested in additional shares of each fund (see Note 4 above).

                                  All America Equity Index   Bond   Money Market
                                      Fund        Fund       Fund       Fund
                                  ----------- -----------  -------- -----------

Distributions from:
  Net investment income ........  $  313,199   $206,332   $1,688,057   $800,206
  Net realized capital gains ...   9,376,382     54,088       16,659       --
                                  ----------   --------   ----------   --------
Total dividend distributions ...  $9,689,581   $260,420   $1,704,716   $800,206
                                  ==========   ========   ==========   ========
Dividend amounts per share .....  $ 2.507365   $.097371   $  .686814   $.338572
                                  ==========   ========   ==========   ========

----------
(1) Includes the initial seed investment by Mutual of America Life Insurance Company of $25 million, represented by 2,500,000 shares.

(2)   During February 1999,  Mutual of America Life Insurance  Company  redeemed
      1.1 million shares realizing proceeds of approximately $16.6 million, reducing the Fund's net assets by a corresponding amount.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Mutual of America Institutional Funds, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments in securities, of Mutual of America Institutional Funds, Inc. comprising, respectively, the All America, Bond and Money Market Funds as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. We have also audited the statement of assets and liabilities, including the portfolio of investments in securities, of Mutual of America Institutional Funds, Inc. comprising the Equity Index Fund as of December 31, 1999 and the related statement of operations, statement of changes in net assets and the financial highlights for the period May 3, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the All America, Bond and Money Market Funds of Mutual America Institutional Funds, Inc. as of December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended in conformity with generally accepted accounting principles. Also, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity Index Fund of Mutual of America Institutional Funds, Inc. as of December 31, 1999, and the results of its operations, changes in net assets and its financial highlights for the period May 3, 1999 (commencement of operations) to December 31, 1999 in conformity with generally accepted accounting principles.


New York, New York
February 21, 2000

                            PART C. OTHER INFORMATION

Item 23. Exhibits


        1(a)    Articles  of  Incorporation  of Mutual of America  Institutional
                Funds, Inc.(the "Fund"), dated October 26, 1995 (6)
        1(b)    Articles Supplementary, dated February 20, 1996 (6)
        1(c)    Articles Supplementary, dated April 8, 1996 (6)
        1(d)    Articles Supplementary, dated December 2, 1996 (6)
        1(e)    Articles Supplementary, dated February 24, 1997 (6)
        1(f)    Articles Supplementary, dated April 6, 1999 (5)
        2       By-Laws of the Fund (6)
        4(a)    Form of Investment Advisory Agreement,  as amended effective May
                1,  1999,  between  the  Fund  and  Mutual  of  America  Capital
                Management Corporation (the "Adviser") (4)
        4(b)    Form of Subadvisory Agreement between the Adviser and Fred Alger
                Management, Inc. (2)
        4(c)    Form  of  Subadvisory  Agreement  between  the  Adviser  and Oak
                Associates, Ltd. (2)
        5       Distribution  Agreement  between  the Fund and Mutual of America
                Securities    Corporation,     as    Distributor    ("Securities
                Corporation") (6)
        7       Custody  Agreement between the Fund and The Chase Manhattan Bank
                (1)
        8(a)    Form of Transfer Agency and Service  Agreement  between the Fund and State Street Bank and Trust Company (1)
        8(b)    Form of Investment Accounting Agreement between the Fund and the
                Adviser (3)
        8(c)    Agreement  to Pay  Operating  Expenses  between the Fund and the
                Adviser (7)
        9       Consent and Opinion of General Counsel (5)
        10(a)   Consent of Arthur Andersen LLP
        10(b)   Consent of Swidler Berlin Shereff Friedman, LLP
        10(c)   Powers  of  Attorney  of Ms.  Morrissey  and  Messrs.  Altstadt,
                Kearney, Sharkey and Silber (2)
        10(d)   Power of Attorney of Patrick J. Waide, Jr. (3)
        10(e)   Powers of Attorney of John R. Greed and Stanley Shmishkiss (4)
        16(a)   Code of Ethics of the Fund
        16(b)   Code of Ethics of Securities Corporation
        16(c)   Code of Ethics of the Adviser
        16(d)   Code of Ethics of Fred Alger
        16(e)   Code of Ethics of Oak Associates
        16(f)   Code of Ethics of Mutual of America Life Insurance Company

----------
(1) Included in Pre-Effective Amendment No. 3 filed with the Commission on January 29, 1996

(2) Included in Pre-Effective Amendment No. 4 filed with the Commission on March 15, 1996

(3) Included in Post-Effective Amendment No. 2 filed with the Commission on February 28, 1997

(4) Included in Post-Effective Amendment No. 5 filed with the Commission on February 12, 1999

(5) Included in Post-Effective Amendment No. 6 filed with the Commission on April 15, 1999

(6) Included in Post-Effective Amendment No. 7 filed with the Commission on June 4, 1999


Item 24. Persons Controlled By or Under Common Control with Registrant

      The Adviser is an indirect wholly-owned subsidiary of Mutual of America Life Insurance Company (Mutual of America Life). Mutual of America Life is a New York mutual life insurance company, and as such no person has the direct of indirect power to control Mutual of America Life except by virtue of a persons capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America Life has the right to vote for the election of directors of Mutual of America Life at annual elections and upon other corporate matters where policyholders' votes are taken. Mutual of America Life directly or indirectly owns the following companies:

      Mutual of America Life Insurance Company, a New York mutual insurance company, wholly owns

      o     Mutual of America Corporation, a Delaware corporation, and

      o     Mutual of America Foundation, a New York not-for-profit corporation.

      Mutual of America Corporation wholly owns

      o The American Life Insurance Company of New York, a New York stock corporation,

      o Mutual of America Securities Corporation, a Delaware corporation, and

      o Mutual of America Capital Management Corporation (the Adviser), a Delaware corporation.

      Mutual of America Life Insurance Company and The American Life Insurance Company of New York, through their separate accounts, wholly own all of the shares of Mutual of America Investment Corporation, a Maryland corporation registered under the 1940 Act as a management investment company whose shares are offered only to those separate accounts for funding variable life insurance and variable annuity products.

      Mutual of America Life Insurance Company currently owns a majority of Registrant's outstanding shares.

Item 25. Indemnification

      Articles of Incorporation of the Fund. The Articles of Incorporation of the Fund provide in substance that no director or officer of the Fund shall be liable to the Fund or its shareholders for money damages, unless the director or officer is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office.

      By-Laws of the Fund. The By-Laws of the Fund provide for the indemnification of present and former officers and directors of the Fund against liability by reason of service to the Fund, unless the officer or director is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (Disabling Conduct). No indemnification shall be made to an officer or director unless there has been a final adjudication on the merits, a dismissal of a proceeding for insufficiency of evidence of Disabling Conduct, or a reasonable determination has been made that no Disabling Conduct occurred. The Fund may advance payment of expenses only if the officer or director to be indemnified undertakes to repay the advance unless indemnification is made and if one of the following applies: the officer of director provides a security for his or her undertaking, the Fund is insured against losses from any lawful advances, or a reasonable determination has been made that there is reason to believe the officer or director ultimately will be entitled to indemnification.

      Insurance. Coverage for officers and director of the Adviser, Distributor and the Fund is provided under an Investment Management insurance policy issued by American International Specialty Lines Insurance Company, with excess coverage by Chubb custom Insurance Company, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the policy per year is $10 million, with a $200,000 deductible per entity insured and a $1,000 deductible for individual insureds.

      By-Laws of the Adviser. The By-Laws of Mutual of America Capital Management Corporation, the Fund's Adviser, provide for the indemnification by the Corporation of present and former directors and officers of the Corporation and of any organization for which service is rendered at the request of the Corporation and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. If in connection with a derivative suit a covered person shall have been adjudged to be liable to the Corporation, indemnification shall not be made unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is entitled to indemnity. Thus, the officers and directors of the fund and the Adviser are indemnified by the Adviser for their services in connection with the Fund to the extent set forth in the By-Laws.

      By-Laws of the Distributor. The By-laws of Mutual of America Securities Corporation, the principal underwriter and distributor for the fund, provide for the indemnification by the Corporation of present and former directors and officers of the Corporation and of any organization for which service is rendered at the request of the Corporation and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. If in connection with a derivative suit a covered person shall have been adjudged to be liable to the Corporation, indemnification shall not be made unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is entitled to indemnity. Thus, the officers and directors of the Distributor are indemnified by the Distributor for their services in connection with the Fund to the extent set forth in the By-Laws.

      Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its it against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

      Mutual of America Capital Management corporation (the Adviser) is the investment adviser to the Fund and is registered as an investment adviser under the Investment Advisers Act of 1940. The names, addresses and positions with the Adviser of each director and officer of the Adviser are set forth below.

                                     Positions              Principal Occupation
Name                                With Adviser            During Past Two Years
----                           ---------------------        ---------------------
Thomas J. Moran .............  Director, Chairman of    President, Chief Executive Officer and
320 Park Avenue                   the Board                 Director, Mutual of America Life
NY, NY 10022

F. Harlan Batrus ............  Director                 Partner, Lazard Freres
30 Rockefeller Plaza
NY, NY 10020


Robert X. Chandler ..........  Director                 Director, Development Office,
Director, Development Office                                Archdiocese of Boston
Archdiocese of Boston
2121 Commonwealth Ave.
Brighton, MA 02135


Nathaniel A. Davis ..........  Director                 Vice President, Network Engineering
17680 Old Meadow Rd.                                        Operations,
McLean, VA 22102                                            Nextel Communications

Anthony F. Earley ...........  Director                 Chairman, President and Chief
Detroit Edison Company                                      Operating Officer, Detroit Edison Co.
2000 Second Avenue
Room 2407 WCB
Detroit, MI 48226

William T. Knowles ..........  Director                 Consultant
Orr's Island, ME 04066

Walter A. McDougal ..........  Director                 Former Chairman and President,
Garden City, NY 11530                                       Richmond Hill Savings Bank


Peter J. Powers .............  Director                 President and Chief Executive
1345 Avenue of the Americas                                 Officer, Powers Global Strategies
NY, NY 10105                                                (Strategic planning and consulting)


James E. Quinn ..............  Director                 Vice Chairman, Tiffany & Co.
727 Fifth Avenue
NY, NY 10022

Richard J. Ciecka ...........  President and Chief      Vice Chairman of the Board, Mutual
320 Park Avenue                   Financial Officer;        of America Life, until October 1998
NY, NY 10022                      Director

                                     Positions              Principal Occupation
Name                                With Adviser            During Past Two Years
----                           ---------------------        ---------------------
Manfred Altstadt ............  Senior Executive Vice    Senior Executive Vice President and
320 Park Avenue                   President and Chief       Chief Financial Officer of
NY, NY 10022                      Financial Officer         Mutual of America Life and
                                                            American Life

Patrick A. Burns ............  Senior Executive Vice    Senior Executive Vice President and
320 Park Avenue                   President and             General Counsel of Mutual of
NY, NY 10022                      General Counsel           America Life and American Life

Amir Lear ...................  Executive Vice           Senior Vice President, Mutual of
320 Park Avenue                   President and             America Life, until October 1998
NY, NY 10022                      Assistant to the
                                  President and CEO

Andrew L. Heiskell ..........  Executive Vice           Executive Vice President of the
320 Park Avenue                   President                 Adviser
NY, NY 10022

Thomas Larsen ...............  Executive Vice           Executive Vice President of the Adviser
320 Park Avenue                   President                 since June 1998; prior thereto, Senior
                                                            Vice President, Desai Capital
                                                            Management

Joseph Brunken ..............  Senior Vice President    Senior Vice President of the Adviser
320 Park Avenue                                             since November, 1997; prior
NY, NY 10022                                                thereto, Vice President, Nikko
                                                            Capital Management (USA), Inc.

Mary E. Canning .............  Senior Vice President    Senior Vice President of the Adviser
320 Park Avenue                                             since May 1999; Prior thereto,
NY, NY 10022                                                Managing Director/Portfolio
                                                            Manager at Phoenix Duff & Phelps

Susan J. Ferber .............  Senior Vice President    Senior Vice President of the Adviser
320 Park Avenue                                             since May 1999; prior thereto,
NY, NY 10022                                                Vice President of Business
                                                            Development, Argus Investors'
                                                            Counsel

Stanley M. Lenkowicz ........  Senior Vice President,   Senior Vice President and Deputy
320 Park Avenue                   Deputy General            General Counsel, Mutual of
NY, NY 10022                      Counsel & Secretary       America Life

Nancy McAvey ................  Senior Vice President    Senior Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Philip McMahon ..............  Senior Vice President    Vice President of the Adviser
320 Park Avenue                                             until February 2000; prior thereto,
NY, NY 10022                                                Equity Securities Analyst

John P. Middleton ...........  Senior Vice President    Senior Vice President of the Adviser
320 Park Avenue                                             since May 1999; prior thereto,
NY, NY 10022                                                Vice President, Raymond James
                                                            & Associates

Paul Travers ................  Senior Vice President    Senior Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Gary P. Wetterau ............  Senior Vice President    Vice President of the Adviser
320 Park Avenue
NY, NY 10022

                                     Positions              Principal Occupation
Name                                With Adviser            During Past Two Years
----                           ---------------------        ---------------------
David Wood ..................  Senior Vice President    Senior Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Aline Couture ...............  Vice President           Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Doris Klug ..................  Vice President           Vice President of the Adviser
320 Park Avenue
NY, NY 10022


Robert H. Stewart ...........  Vice President           Vice President of the Adviser
320 Park Avenue
NY, NY 10022

      Each of Oak Associates, Ltd. ("Oak Associates") and Fred Alger Management, Inc. ("Alger Management") is a subadviser for a portion of the Active Assets of the All America Fund allocated to it. Each subadviser is registered as an investment adviser under the Investment Advisers Act of 1940. The names, addresses and positions of each director and officer of each subadviser are incorporated by reference to the Form ADV of the subadviser filed with the Securities and Exchange Commission, as set forth below.

      Oak Associates, Ltd., Form ADV, SEC File No. 801-23632.


      Fred Alger Management, Inc., Form ADV, SEC File No. 801-06709.

Item 27. Principal Underwriters

      (a) Mutual of America Securities Corporation (the "Distributor"), a Delaware corporation, is the principal underwriter and distributor for Fund shares.

      (b) The names of the officers and directors of the Distributor, and their positions with the Distributor and the Fund, are as follows:

                              Positions
Name                       With Distributor         Position with the Fund
-----                    ----------------------     -------------------------
Thomas J. Moran .......  Chairman of the Board                --
                            and Director

Dolores J. Morrissey ..  President and CEO          President and Director

Amir Lear .............  Senior Vice President                --
                            and CFO

Manfred Altstadt ......  Senior Executive Vice      Senior Executive Vice
                            President, Treasurer      President, Treasurer and
                            and Director              Director

Patrick A. Burns ......  Senior Executive Vice      Senior Executive Vice
                            President, General        President, General Counsel
                            Counsel and Director       and Director

Salvatore R. Curiale ..  Senior Executive Vice                --
                            President and Director

Stanley M. Lenkowicz ..  Senior Vice President,     Senior Vice President,
                            Secretary and Director    Deputy General Counsel,
                                                      and Secretary

Howard Lichtenstein ...  Director                             --

William S. Conway .....  Executive Vice President/            --
                            Marketing

Paul J. Costagliola ...  Vice President and                   --
                            Compliance Officer

Item 28. Location of Accounts and Records

      The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-3 promulgated thereunder, will be maintained by the Adviser at its offices at 320 Park Avenue, New York, New York 10022 or with its custodian.

Item 29. Management Services

      Not applicable.

Item 30. Undertakings

      The Fund hereby undertakes, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by applicable law and regulations.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 26th day of April 2000.


                                     MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                                                  (Registrant)

                                     By:    /s/ DOLORES J. MORRISSEY
                                         -------------------------------
                                              (Title: President)


      Pursuant  to  the   requirement  of  the  Securities  Act  of  1933,  this
post-effective amendment to Registration Statement has been signed below by the following persons in the capacities indicated on April 26, 2000.


        Signatures                               Title
        ----------                               -----

 /s/ DOLORES J. MORRISSEY              President and Director
---------------------------               (Principal Executive Officer)
  (Dolores J. Morrissey)

             *                         Director
---------------------------
    (Kevin M. Kearney)

             *                         Director
---------------------------
     (John T. Sharkey)

             *                         Director
---------------------------
     (John R. Silber)

             *                         Director
---------------------------
   (Stanley Shmishkiss)

             *                         Director
---------------------------
  (Patrick J. Waide, Jr.)

             *                         Executive Vice President and
---------------------------               Chief Financial Officer
      (John R. Greed)                     (Principal Financial and
                                          Accounting Officer)

*By  /s/ DOLORES J. MORRISSEY
    ---------------------------
      (Dolores J. Morrissey,
        Attorney-in-fact)

                                 EXHIBIT INDEX


Exhibit
 Number                                                                     Page
 ------                                                                     ----
 10(a)   Consent of Arthur Andersen LLP
 10(b)   Consent of Swidler Berlin Sheriff Friedman, LLP
 16(a)   Code of Ethics of Mutual of America Institutional Funds, Inc.
 16(b)   Code of Ethics of Mutual of America Securities Corporation
 16(c)   Code of Ethics of Mutual of America Capital Management
          Corporation
 16(d)   Code of Ethics of Fred Alger Management, Inc.
 16(e)   Code of Ethics of Oak Associates, Ltd.
 16(f)   Code of Ethics of Mutual of America Life Insurance Company